                                                                     Exhibit 4.2



                        Pooling and Servicing Agreement

================================================================================


                        TRANSAMERICA MORTGAGE COMPANY,


                              as Master Servicer,


            TRANSAMERICA CONSUMER MORTGAGE RECEIVABLES CORPORATION,


                                  as Seller,


                                      and


                      THE FIRST NATIONAL BANK OF CHICAGO,


                                  AS TRUSTEE


                              ____________________

                        POOLING AND SERVICING AGREEMENT


                         DATED AS OF NOVEMBER 1, 1997

                             ____________________

                       TFC HOME EQUITY LOAN TRUST 1997-1


                TFC HOME EQUITY LOAN ASSET-BACKED CERTIFICATES


                                 SERIES 1997-1

================================================================================

ARTICLE I        DEFINITIONS.............................................................................    1

  Section 1.1    Definitions.............................................................................    1
  Section 1.2    Usage of Terms..........................................................................   25
  Section 1.3    Calculations............................................................................   25

ARTICLE II...    CONVEYANCE OF HOME EQUITY LOANS; ORIGINAL ISSUANCE OF CERTIFICATES......................   25

  Section 2.2    Acceptance by Trustee; Repurchase or Substitution of Home Equity Loans..................   28
  Section 2.3    Representations and Warranties as to the Master Servicer and the Seller.................   30
  Section 2.4    Representations and Warranties as to the Home Equity Loans..............................   32
  Section 2.5    Execution and Authentication of Certificates............................................   36

ARTICLE III..    ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS.......................................   36

  Section 3.1    The Master Servicer.....................................................................   36
  Section 3.2    Collection of Certain Loan Payments.....................................................   37
  Section 3.3    Withdrawals from the Collection Account.................................................   38
  Section 3.4    Maintenance of Fire and Hazard Insurance: Mortgaged Property Protection Expenses........   39
  Section 3.5    Assumption and Modification Agreements..................................................   40
  Section 3.6    Realization Upon REO Property...........................................................   40
  Section 3.7    Trustee to Cooperate....................................................................   41
  Section 3.8    Servicing Compensation; Recovery of Liquidation Expenses by Master Servicer.............   42
  Section 3.9    Annual Statement as to Compliance; Notice of Default....................................   43
  Section 3.10   Annual Independent Certified Public Accountant's Report.................................   43
  Section 3.11   Access to Certain Documentation and Information Regarding Home Equity Loans.............   43
  Section 3.12   Master Servicer Expenses................................................................   44
  Section 3.13   Maintenance of Certain Servicing Policies...............................................   44
  Section 3.14   Recordation of Satisfaction of Lien.....................................................   44
  Section 3.15   Advances................................................................................   44
  Section 3.16   Servicing Advances......................................................................   45
  Section 3.17   Prepayment Interest Shortfall...........................................................   45

ARTICLE IV       SERVICING CERTIFICATE; COLLECTION ACCOUNT...............................................   45

  Section 4.1    Servicing Certificate...................................................................   45

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)


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                                                                                                          ----
  Section 4.2    Collection Account......................................................................   45

ARTICLE V        PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS...........................................   46

  Section 5.1    Distributions...........................................................................   46
  Section 5.2    Statements to Certificateholders........................................................   49

ARTICLE VI       THE CERTIFICATES........................................................................   52

  Section 6.1    The Certificates........................................................................   52
  Section 6.2    Registration of Transfer and Exchange of Certificates...................................   52
  Section 6.3    Mutilated, Destroyed, Lost or Stolen Certificates.......................................   57
  Section 6.4    Persons Deemed Owners...................................................................   57
  Section 6.5    Appointment of Paying Agent.............................................................   57
  Section 6.6    Access to List of Certificateholders' Names and Addresses...............................   58
  Section 6.7    Maintenance of Office or Agency.........................................................   58
  Section 6.8    Actions of Certificateholders...........................................................   58
  Section 6.9    Determination of One Month LIBOR........................................................   59

ARTICLE VII      THE MASTER SERVICER AND THE SELLER......................................................   59

  Section 7.1    Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer....   59

  Section 7.2    Limitation on Liability of the Master Servicer and Others...............................   59
  Section 7.3    Delegation of Duties....................................................................   60
  Section 7.4    Master Servicer Not to Resign...........................................................   60
  Section 7.5    Merger or Consolidation of, or Assumption of the Obligations of, Seller.................   60
  Section 7.6    Limitation of Liability of Certain Persons..............................................   61
  Section 7.7    The Master Servicer to File Reports Pursuant to Securities Exchange Act.................   61
  Section 7.8    Seller May Own Certificates.............................................................   61
  Section 7.9    The Master Servicer to Indemnify the Trust..............................................   61

ARTICLE VIII     EVENTS OF SERVICING TERMINATION.........................................................   61

  Section 8.1    Events of Servicing Termination.........................................................   61
  Section 8.2    Appointment of Successor................................................................   63
  Section 8.3    Notification to Certificateholders and to the Rating Agencies...........................   64
  Section 8.4    Waiver of Past Events of Servicing Termination..........................................   64

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

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                                                                                                          ----
ARTICLE IX       THE TRUSTEE.............................................................................   64

  Section 9.1    Duties of Trustee.......................................................................   64
  Section 9.2    Certain Matters Affecting Trustee.......................................................   66
  Section 9.3    Trustee Not Liable for Certificates or Home Equity Loans................................   67
  Section 9.4    Trustee May Own Certificates............................................................   67
  Section 9.5    Trustee's Fees and Expenses.............................................................   67
  Section 9.6    Eligibility Requirements for Trustee....................................................   67
  Section 9.7    Resignation or Removal of Trustee.......................................................   68
  Section 9.8    Successor Trustee.......................................................................   68
  Section 9.9    Merger or Consolidation of Trustee......................................................   69
  Section 9.10   Appointment of Co-Trustee or Separate Trustee...........................................   69
  Section 9.11   Trustee May Enforce Claims Without Possession of Certificates...........................   70
  Section 9.12   Suits for Enforcement...................................................................   70
  Section 9.13   Representations and Warranties of Trustee...............................................   70

ARTICLE X        TERMINATION.............................................................................   71

  Section 10.1   Termination Upon Purchase by the Master Servicer or Liquidation of
                   All Home Equity Loans.................................................................   71

ARTICLE XI       REMIC TAX PROVISIONS....................................................................   74

  Section 11.1   REMIC Administration....................................................................   74
  Section 11.2   Prohibited Activities...................................................................   75

ARTICLE XII      MISCELLANEOUS PROVISIONS................................................................   76

  Section 12.1   Amendment...............................................................................   76
  Section 12.2   Recordation of Agreement................................................................   77
  Section 12.3   Limitation on Rights of Certificateholders..............................................   78
  Section 12.4   Governing Law...........................................................................   78
  Section 12.5   Notices.................................................................................   78
  Section 12.6   Severability of Provisions..............................................................   79
  Section 12.7   Assignment..............................................................................   79
  Section 12.8   Certificates Nonassessable and Fully Paid...............................................   79
  Section 12.9   Subrogation.............................................................................   79

     This Pooling and Servicing Agreement, dated as of November 1, 1997, among Transamerica Mortgage Company, a Delaware corporation, as Master Servicer (together with any successor hereunder, the "Master Servicer"), Transamerica Consumer Mortgage Receivables Corporation, a Delaware corporation, as Seller (together with any successor hereunder, the "Seller"), and The First National Bank of Chicago, a national banking association, as Trustee (together with any successor hereunder, the "Trustee"),


                         W I T N E S S E T H  T H A T:
                         ----------------------------

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I


                                  DEFINITIONS


     Section 1.1  Definitions. Whenever used in this Agreement, the following
                  -----------
words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accrual Period: With respect to each Payment Date and with respect to (i)
     --------------
the Adjustable Rate Certificates, the period from and including the preceding Payment Date, or the Closing Date in the case of the first Accrual Period, to and including the day preceding the current Payment Date and (ii) the Class A-2, Class A-3 and Class A-4 Certificates, the calendar month immediately prior to such Payment Date.

     Advance:  An advance made by the Master Servicer pursuant to Section 3.15.
     -------

     Adverse REMIC Event:  As defined in Section 11.1(g)
     -------------------

     Adjustable Rate Certificates:  The Class A-1 and Class A-5 Certificates.
     ----------------------------

     Affiliate:  Any Person controlling, controlled by or under common control
     ---------
with a specified entity. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     Agreement:  This Pooling and Servicing Agreement and all amendments hereof
     ---------
and supplements hereto.

     Appraised Value:  As to any Mortgaged Property and time referred to herein,
     ---------------
the appraised value of the Mortgaged Property based upon (i) an independent, third-party, fee-based appraisal, (ii) a broker's price opinion, or (iii) or an appraiser employed by the originator of the related Home Equity Loan.

     ARM Loan:  An "adjustable rate" Home Equity Loan, the Loan Rate of which is
     --------
subject to periodic adjustment in accordance with the terms of the Mortgage
Note.

     Assignment:  An individual assignment of a Mortgage, notice of transfer or
     ----------
equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

     Auction Date:  The meaning given in Section 10.1(c) hereof.
     ------------

     Auction Procedures:  The meaning given in Section 10.1(c) hereof.
     ------------------

     Available Funds:  As to each Home Equity Loan Group and each Payment Date,
     ---------------
the Available Payment Amount with respect to such Home Equity Loan Group (net of Total Monthly Excess Cashflow and disregarding any Insured Payments to be made on such Payment Date).

     Available Funds Shortfall:  (A) With respect to each Payment Date and the
     -------------------------
Fixed Rate Group, (x) the amount, if any, by which the amount set forth in clause (b) of the definition of Principal Payment for the Fixed Rate Group (excluding any amounts to be allocated pursuant Section 5.1(x)(iii)(A) or 5.1(y)(iii)(B) and amounts in respect of the Premium allocable to the Fixed Rate Group) on such Payment Date exceeds (y) Available Funds for the Fixed Rate Group on such Payment Date (net of the related aggregate Current Interest for the Fixed Rate Group on such Payment Date) and (B) with respect to each Payment Date and the Floating Rate Group, (x) the amount, if any, by which the amount set forth in clause (b) of the definition of Principal Payment for the Floating Rate Group (excluding any amounts to be allocated pursuant Section 5.1(y)(iii)(A) or 5.1(x)(iii)(B) and amounts in respect of the Premium allocable to the Floating Rate Group)on such Payment Date exceeds (y) Available Funds for the Floating Rate Group on such Payment Date (net of the related aggregate Current Interest for the Floating Rate Group on such Payment Date).

     Available Payment Amount:  With respect to each Payment Date, the Fixed
     ------------------------
Available Payment Amount or the Floating Available Payment Amount, as applicable.

     Balloon Loan:  A Home Equity Loan providing for the payment of the
     ------------
unamortized principal balance of the loan in a single payment at the maturity of the loan that is greater than the preceding monthly payment.

     Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Master
     --------------------
Servicer and the Trustee (and upon which the Master Servicer and the Trustee are authorized to rely) to the effect that the proposed Transfer will not (i) cause the assets of the Trust to be regarded as "plan assets" under the Plan Asset Regulations and thereby subject to the prohibited transaction provisions of ERISA or the Code, or (ii) give rise to any obligation (including any fiduciary duty) under ERISA or the Code on the part of the Master Servicer or the Trustee other than those expressly assumed in the Agreement.

     Book-Entry Certificate:  Any beneficial interest in the Class A
     ----------------------
Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.2(d).

     Business Day:  Any day other than (i) a Saturday or Sunday or (ii) a day on
     ------------
which banking institutions in Los Angles, California, or the city in which the Corporate Trust office or the Paying Agent or the executive offices of the Insurer is located shall be authorized or obligated by law, executive order, or governmental decree to be closed.

     Certificate:  Any one of the Class A or Class R Certificates.
     -----------

     Certificate Account:  The separate Eligible Account created and maintained
     -------------------
by the Trustee in the name of the Trustee for the benefit of the Holders of the Certificates and the Insurer. Funds in the Certificate Account shall be held in trust for the aforementioned Certificateholders for the uses and purposes set forth in this Agreement.

     Certificate Balance:  With respect to any Class of the Class A
     -------------------
Certificates, the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance, the Class A-4 Certificate Balance, the Class A-5 Certificate Balance, or the aggregate of the Certificate Balances of all Classes of Class A Certificates, as the context may suggest.

     Certificate Insurance Policy:  The securities guaranty surety bond dated as
     ----------------------------
of the Closing Date issued by the Insurer insuring the Class A Certificates in accordance with the terms thereof.

     Certificate Owner:  With respect to any Class A Certificate that is a Book-
     -----------------
Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

     Certificate Register and Certificate Registrar:  The register maintained
     ----------------------------------------------
and the registrar appointed pursuant to Section 6.2(a).

     Certificateholder or Holder:  The Person in whose name a Certificate is
     ---------------------------
registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, unless all Certificates of a Class are then so held, the interest evidenced by any Certificate registered in the name of the Seller or the Master Servicer or an Affiliate thereof, or registered in the name of any Person known to a Trustee Officer to be an Affiliate of the Seller or the Master Servicer, or evidenced by a Book-Entry Certificate of which the Trustee is advised in writing by a Clearing Agency that the Seller, the Master Servicer or any such Affiliate is the Certificate Owner shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

     Class, Class A and Class R:  The Class R Certificates or, with respect to
     --------------------------
the Class A Certificates, the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, the Class A-5 Certificates, as the context may suggest.

     Class A Certificate:  Any one of the Class A-1, Class A-2, Class A-3, Class
     -------------------
A-4 or Class A-5 Certificates.

     Class A Certificate Balance:  As of any Payment Date, the Original Class A
     ---------------------------
Certificate Balance less all amounts previously distributed to Holders of Class A Certificates on all previous Payment Dates on account of principal pursuant to
Section 5.1(a).

     Class A Interest Remittance Amount:  As to any Payment Date, the amount
     ----------------------------------
payable pursuant to clauses (x)(iv)(B) and (y)(iv)(B) of Section 5.1(a) hereof.

     Class A Termination Date:  The Payment Date upon which the Class A
     ------------------------
Certificate Balance is reduced to zero.

     Class A-1 Certificate:  Any one of the Class A-1 Certificates signed and
     ---------------------
countersigned by the Trustee substantially in the form set forth in Exhibit A-1 hereto.

     Class A-1 Certificate Balance:  As of any Payment Date, the Original Class
     -----------------------------
A-1 Certificate Balance less all amounts previously distributed to Holders of Class A-1 Certificates on all previous Payment Dates on account of principal pursuant to Section 5.1(a).

     Class A-1 LIBOR Cumulative Difference:  As to any Payment Date, an amount
     -------------------------------------
equal to the sum of (i) the Class A-1 LIBOR Difference as of such Payment Date,
(ii) the Class A-1 LIBOR Excess on the Payment Date immediately preceding such Payment Date and (iii) the Class A-1 LIBOR Excess Interest as of such Payment Date.

     Class A-1 LIBOR Difference: As of any Payment Date, if (i) if the Fixed
     --------------------------
Rate Group Net WAC Cap as of such Payment Date is greater than the Class A-1 LIBOR Rate as of such Payment Date, zero and (ii) if the Class A-1 LIBOR Rate as of such Payment Date is greater than the Fixed Rate Group Net WAC Cap as of such Payment Date, interest accrued during the related Accrual Period on the Class A-1

Certificates Balance immediately prior to such Payment Date at a rate equal to the positive difference between the Class A-1 LIBOR Rate as of such Payment Date and the Fixed Rate Group Net WAC Cap as of such Payment Date prior to any distributions of principal thereon.

     Class A-1 LIBOR Excess:  As of any Payment Date, the excess, if any, of the
     ----------------------
Class A-1 LIBOR Cumulative Difference over amounts distributed to Class A-1 Certificateholders of such Payment Date pursuant to Sections 5.1(x)(iv)(E) and 5.1(y)(iv)(F).

     Class A-1 LIBOR Excess Interest:  As of any Payment Date, the product of
     -------------------------------
(i) any Class A-1 LIBOR Excess as of the close of business as of the immediately preceding Payment Date and (ii) the Class A-1 LIBOR Rate.

     Class A-1 LIBOR Rate: As of any Payment Date, the sum of One Month LIBOR as
     --------------------
of the immediately preceding LIBOR Determination Date plus 0.16%.

     Class A-1 Pass-Through Rate:  As to any Payment Date, the per annum rate of
     ---------------------------
interest equal to the lesser of the (i) Class A-1 LIBOR Rate and (ii) Fixed Rate Group Net WAC Cap.

     Class A-2 Certificate:  Any one of the Class A-2 Certificates signed and
     ---------------------
countersigned by the Trustee substantially in the form set forth in Exhibit A-2 hereto.

     Class A-2 Certificate Balance:  As of any Payment Date, the Original Class
     -----------------------------
A-2 Certificate Balance less all amounts previously distributed to Holders of Class A-2 Certificates on all previous Payment Dates on account of principal pursuant to Section 5.1(a)

     Class A-2 Pass-Through Rate:  As to any Payment Date, the rate of interest
     ---------------------------
equal to 6.61% per annum.

     Class A-3 Certificate:  Any one of the Class A-3 Certificates signed and
     ---------------------
countersigned by the Trustee substantially in the form set forth in Exhibit A-3 hereto.

     Class A-3 Certificate Balance:  As of any Payment Date, the Original Class
     -----------------------------
A-3 Certificate Balance less all amounts previously distributed to Holders of Class A-3 Certificates on all previous Payment Dates on account of principal pursuant to Section 5.1(a).

     Class A-3 Pass-Through Rate:  As to any Payment Date, the rate of interest
     ---------------------------
equal to 6.76% per annum.

     Class A-4 Certificate:  Any one of the Class A-4 Certificates signed and
     ---------------------
countersigned by the Trustee substantially in the form set forth in Exhibit A-4 hereto.

     Class A-4 Certificate Balance:  As of any Payment Date, the Original Class
     -----------------------------
A-4 Certificate Balance less all amounts previously distributed to Holders of Class A-4 Certificates on all previous Payment Dates on account of principal pursuant to Section 5.1(a).

     Class A-4 Pass-Through Rate:  As to any Payment Date, the rate of interest
     ---------------------------
equal to 7.03% per annum.

     Class A-5 Certificate:  Any one of the Class A-5 Certificates signed and
     ---------------------
countersigned by the Trustee substantially in the form set forth in Exhibit A-5 hereto.

     Class A-5 Certificate Balance:  As of any Payment Date, the Original Class
     -----------------------------
A-5 Certificate Balance less all amounts previously distributed to Holders of Class A-5 Certificates on all previous Payment Dates on account of principal pursuant to Section 5.1(a).

     Class A-5 LIBOR Cumulative Difference:  As to any Payment Date, an amount
     -------------------------------------
equal to the sum of (i) the Class A-5 LIBOR Difference as of such Payment Date,
(ii) the Class A-5 LIBOR Excess on the Payment Date immediately preceding such Payment Date and (iii) the Class A-5 LIBOR Excess Interest as of such Payment Date.

     Class A-5 LIBOR Difference: As of any Payment Date, if (i) if the Floating
     --------------------------
Rate Group Net WAC Cap as of such Payment Date is greater than the Class A-5 LIBOR Rate as of such Payment Date, zero and (ii) if the Class A-5 LIBOR Rate as of such Payment Date is greater than the Floating Rate Group Net WAC Cap as of such Payment Date, interest accrued during the related Accrual Period on the Class A-5 Certificates Balance immediately prior to such Payment Date at a rate equal to the positive difference between the Class A-5 LIBOR Rate as of such Payment Date and the Floating Rate Group Net WAC Cap as of such Payment Date prior to any distributions of principal thereon.

     Class A-5 LIBOR Excess:  As of any Payment Date, the excess, if any, of the
     ----------------------
Class A-5 LIBOR Cumulative Difference over the amounts distributed to Class A-5 Certificateholders of such Payment Date pursuant to Sections 5.1(y)(iv)(E) and 5.1(x)(iv)(F).

     Class A-5 LIBOR Excess Interest:  As of any Payment Date, the product of
     -------------------------------
(i) any Class A-5 LIBOR Excess as of the close of business as of the immediately preceding Payment Date and (ii) the Class A-5 LIBOR Rate.

     Class A-5 LIBOR Rate: As of any Payment Date, the sum of One Month LIBOR as
     --------------------
of the immediately preceding LIBOR Determination Date plus 0.23%.

     Class A-5 Pass-Through Rate:  As to any Payment Date, the per annum rate of
     ---------------------------
interest equal to the lesser of the (i) Class A-1 LIBOR Rate and (ii) Floating Rate Group Net WAC Cap.

     Class R Certificates:  Any one of the Certificates signed and countersigned
     --------------------
by the Trustee substantially in the form set forth in Exhibit A-6 hereto.

     Class R Distribution Amount:  As to any Payment Date, any portion of the
     ---------------------------
Available Payment Amount distributable to the Class R Certificateholders pursuant to Sections 5.1(a)(x)(v) and 5.1(a)(y)(v).

     Clearing Agency:  An organization registered as a "clearing agency"
     ---------------
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and meeting the requirements of the definition of the terms "clearing corporation" in Article 8 of the Uniform Commercial Code of the State of New York. The initial Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Agreement:  The letter of representations dated as of
     -------------------------
December 5, 1997, among the Seller, the Master Servicer, the Trustee and the initial Clearing Agency relating to the Book-Entry Certificates.

     Clearing Agency Participant:  A broker, dealer, bank, other financial
     ---------------------------
institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

     Closing Date:  December 5, 1997.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended from time to time, any
     ----
successor statutes thereto, the regulations promulgated by the Treasury Department on December 23, 1992 (the "REMIC Regulations") and generally effective for REMICs with start-up dates on or after November 12, 1991, and the applicable final regulations promulgated thereunder.

     Collection Account:  The account or accounts established and maintained
     ------------------
pursuant to Section 3.2(b) which must be Eligible Accounts.

     Combined Loan-to-Value Ratio:  With respect to any Home Equity Loan, the
     ----------------------------
fraction, expressed as a percentage, the numerator of which is the sum of (i) the Original Principal Balance and (ii) the outstanding unpaid principal balance(s) of any senior loan(s) secured by the related Mortgaged Property as of the date of origination of such Home Equity Loan, if any, and the denominator of which is the Appraised Value of the related Mortgaged Property as of the date of origination of such Home Equity Loan. In the case of a senior mortgage which is an open-ended mortgage, the unpaid principal balance thereof shall be the maximum amount which may be borrowed by the mortgagor thereunder.

     Corporate Trust Office:  The principal corporate trust office of the
     ----------------------
Trustee at which , at any particular time, its corporate trust business shall be administered, which office at of the date hereof is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division, except for purposes of Section 6.7 hereof such term shall mean the office or agency of the Trustee in the Borough of Manhattan, the City of New York, which at the date hereof is located at First Chicago Trust Company of New York, 14 Wall Street, Eighth Floor, New York, New York 10005.

     Current Interest: With respect to any Class of Class A Certificates and any
     ----------------
Payment Date, the sum of (i) interest accrued during the applicable Accrual Period at the related Pass-Through Rate on the related Certificate Balance of such Class immediately prior to such Payment Date and (ii) the related Interest Carryforward Amount.

     Custodial Agreement:  A custodial agreement from time to time in effect
     -------------------
between the Custodian named therein, the Master Servicer and the Trustee providing for the safekeeping of the Loan Files for the benefit of the Certificateholders, in such form as such Custodian, the Matter Servicer and the Trustee shall agree. Any such Custodial Agreement and the Custodian thereunder shall be acceptable to the Rating Agencies.

     Custodian:  At any time on or after the Closing Date, a financial
     ---------
institution organized under the laws of the United States or any State, which is subject to supervision and examination by federal or state authorities, appointed by the Trustee pursuant to Section 2.1(c), but the Custodian may not be the Seller, the Master Servicer or an Affiliate of the Seller, the Master Servicer or the Subservicer, except as permitted in Section 2.1.

     Cut-Off Date:  The close of business on October 31, 1997.
     ------------

     Cut-Off Date Pool Balance:  $169,131,344.
     -------------------------

     Cut-Off Date Principal Balance:  As to any Home Equity Loan, the actual
     ------------------------------
outstanding principal balance due thereunder from the Obligor on the Cut-Off
Date.

     Cut-off Date Fixed Rate Group Principal Balance:  $56,420,537.
     -----------------------------------------------

     Cut-off Date Floating Rate Group Principal Balance:  $112,710,807.
     --------------------------------------------------

     Definitive Certificates:  As defined in Section 6.2(d).
     -----------------------

     Determination Date:  As to any Payment Date, the fifteenth day of the month
     ------------------
of such Payment Date or, if such 15th day is not a Business Day, the following Business Day.

     Downgrade Date:  The date on which Transamerica Finance Corporation no
     --------------
longer owns directly or indirectly at least 66 2/3 of the voting stock of the Seller, Transamerica Mortgage Corporation or Metropolitan Mortgage Corporation or the date on which (i) the long-term senior unsecured debt of Transamerica Finance Corporation is downgraded below Baa1 by Moody's, or (ii) the long-term senior unsecured debt of Transamerica Finance Corporation is downgraded below A-by S&P; unless in the case of either (i) or (ii), the applicable Rating Agency delivers a letter to the Trustee stating that the failure to record Assignments will not result in the reduction, qualification or withdrawal of the then current rating assigned to the Class A Certificates by such Rating Agency or the shadow rating assigned by the Rating Agencies and the Insurer approves such letter.

     Effective Date:  With respect to the repurchase or purchase of any Home
     --------------
Equity Loan pursuant to Sections 2.1, 2.2, 2.4, 3.1 or 10.1, the close of business on the last day of the Remittance Period during which such Home Equity Loan became subject to repurchase or purchase.

     Electronic Ledger:  The electronic master record of home equity loan
     -----------------
accounts maintained by the Master Servicer.

     Eligible Account:  Either (i) an account (or accounts) that is maintained
     ----------------
with a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof, the long term unsecured debt obligations of which are rated by each Rating Agency BBB- by S&P and A2 by Moody's and the short term unsecured debt obligations of which are rated not lower than A-1 by S&P and P-1 by Moody's (or such other categories as will not result in the rating of the Certificates being reduced below the rating on the Closing Date or the shadow rating assigned by the Rating Agencies and as to which the Rating Agencies and the Insurer may otherwise agree in writing), or
(ii) to the extent approved by the Rating Agencies and the Insurer, an account or accounts the deposits in which are fully insured by the FDIC and such deposits are not in excess of the insured amount, or (iii) an account or accounts in a depository institution in which such accounts are partially insured by the FDIC (to the limits established by the FDIC), the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to, and acceptable to, the Trustee, the Insurer and the Rating Agencies, the Trustee on behalf of the Certificateholders has a claim with respect to the funds in such account or a first priority perfected security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained and which would be enforceable notwithstanding a conservatorship or receivership of such depository institution or trust company, or (iv) a fully segregated trust account or -accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity in each case, including the Trustee.

     Eligible Investments:  One or more of the following (including any of the
     --------------------
following with respect to which the Master Servicer or an Affiliate of the Master Servicer is an obligor):

          (i) obligations of the United States of America or any agency or instrumentality thereof, provided such obligations are backed as to timely payment of principal and interest by the full faith and credit of the United States of America;

          (ii) general obligations or obligations fully guaranteed by any state of the United States of America or the District of Columbia rated AAA by S&P and A2 by Moody's, or such lower rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Class A Certificates by each Rating Agency or the shadow rating assigned by the Rating Agencies;

          (iii) interests in any money market fund or common trust fund which at the date of acquisition of the interests in such fund has a rating of A2 by Moody's and AAA- by S&P or such lower rating as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Class A Certificates by each Rating Agency or the shadow rating assigned by the Rating Agencies;

          (iv) commercial paper which is rated P-1 by Moody's (and, in the case of commercial paper which matures more than 30 days after it is purchased as an Eligible Investment of funds in the Collection Account, the long-term unsecured debt of the issuer thereof is rated A2 or higher by Moody's) and A-1 by S&P (or in the case of commercial paper which (x) is issued by Transamerica Finance Corporation (or an Affiliate thereof) and
     (y) matures no more than 30 days after it is purchased as an Eligible Investment, A-1 by S&P), or such lower rating (as approved in writing by each Rating Agency and the Insurer) as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Class A Certificates by each Rating Agency or the shadow rating assigned by the Rating Agencies;

          (v) certificates of deposit, demand or time deposits, federal funds sold or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal or state banking authorities, provided that the commercial paper or short term - certificates of deposit of such depository institution or trust company are rated P-1 by Moody's (and, in the case of any such certificate of deposit, demand or time deposit, federal funds or banker's acceptances which mature more than 30 days after purchase as an Eligible Investment of funds in the Collection Account, the long-term unsecured debt obligations or certificates of deposit of such depository institution or trust company are rated A-2 or higher by Moody's), and AAA- by S&P, or such lower rating (as approved in writing by each Rating Agency and the Insurer) as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Class A Certificates by each Rating Agency or the shadow rating assigned by the Rating Agencies Agency or the shadow rating assigned by the Rating Agencies;

          (vi) demand or time deposits or certificates of deposit issued by any bank, trust company, savings bank or other savings institution which deposits are fully insured by the FDIC;

          (vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation (as approved in writing by each Rating Agency and the Insurer) as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Class A Certificates by each Rating Agency or the shadow rating assigned by the Rating Agencies;

          (viii) repurchase obligations with respect to any security described in clause (i), (ii) or (ix) herein or any other security issued or fully guaranteed by FHLMC, FNMA, GNMA or any other agency or instrumentality of the United States of America the obligations of which are backed as to timely payment of principal and interest by the full faith and credit of the United States of America which is entered into with a depository institution or trust company the commercial paper or short-term certificates of deposit of which are rated (A) P-1 by Moody's (and, in the case of any repurchase obligation which matures more than 30 days after it is purchased as an Eligible Investment of funds in the Collection Account, the long-term unsecured debt obligations or long-term certificates of deposit of such depository institution or trust company are rated A2 or higher by Moody's) and (B) A-1 by S&P;

          (ix) securities (other than stripped bonds, stripped coupons or super premium bonds which evidence a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument if the interest and principal payments with respect- to such instruments provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations) bearing interest or sold at a discount issued by FHLBS, FHLMC, FNMA, GNMA or any other corporation incorporated under the laws of the United States of America or any state thereof which securities (if not senior obligations of FHLBS, FHLMC, FNMA or GNMA) are, at the time of such investment or contractual commitment providing for such investment, then rated A-1 or AAA- by S&P and P-1 or A2 or better by Moody's, or in such lower rating category (as approved in writing by each Rating Agency and the Insurer) as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Class A Certificates by each Rating Agency or the shadow rating assigned by the Rating Agencies; and

          (x) such other investments acceptable to each Rating Agency (as approved in writing by each Rating Agency and the Insurer) as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Class A Certificates by each Rating Agency or the shadow rating assigned by the Rating Agencies.

     In no event shall Eligible Investments be purchased at a purchase price greater than par.

     Eligible Substitute Loan:  A Home Equity Loan that is substituted for an
     ------------------------
Ineligible Home Equity Loan and which has the characteristics described in
Section 2.2(c).

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended,
     -----
including any regulations promulgated thereunder.

     Exchange Act:  The Securities Exchange Act of 1934, as amended.
     ------------

     Excess Overcollateralization Amount: With respect to (a) the Fixed Rate
     -----------------------------------
Group and any Payment Date, the excess, if any, of (x) the Overcollateralization Amount for the Fixed Rate Group on such Payment Date after taking into account all distributions to be made on such Payment Date (except for any distributions in respect of Overcollateralization Reduction Amount relating to the Fixed Rate Group) over (y) the OC Requirement for the Fixed Rate Group and (b) the Floating Rate Group and any Payment Date, the excess, if any, of (x) the Overcollateralization Amount for the Floating Rate Group on such Payment Date after taking into account all distributions to be made on such Payment Date (except for any distributions in respect of Overcollateralization Reduction Amount relating to the Floating Rate Group) over (y) the OC Requirement for the Floating Rate Group

     FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.
     ----

     FHLBS:  The Federal Home Loan Bank System or any successor thereto;
     -----
references herein to obligations of the FHLBS are to the consolidated joint and several obligations of the Federal Home Loan Banks that comprise the FHLBS.

     FHLMC:  The Federal Home Loan Mortgage Corporation or any successor
     -----
thereto.

     Final Scheduled Payment Date:  With respect to the Class A-1 Certificates,
     ----------------------------
April 2007, the Class A-2 Certificates, January 2011, Class A-3 Certificates, January 2017, Class A-4, January 2028, Class A-5, October 2028.

     Fixed Available Payment Amount:  As to any Payment Date and with respect to
     ------------------------------
(i) the Fixed Rate Group and (ii) the immediately preceding Remittance Period, the sum of (without duplication):

     (a) the aggregate of all amounts received by the Master Servicer as interest on the Fixed Rate Loans during such Remittance Period;

     (b) the aggregate of all Principal Payments on the Fixed Rate Loans received by the Master Servicer during such Remittance Period;

     (c) the aggregate of any Net Liquidation Proceeds with respect to the Fixed Rate Loans received by the Master Servicer during such Remittance Period;

     (d) the aggregate of any Insurance Proceeds with respect to the Fixed Rate Loans received by the Master Servicer during such Remittance Period;

     (e) the aggregate of any Purchase Price received or paid by the Master Servicer with respect to the Fixed Rate Loans during such Remittance Period;

     (f) funds paid by the Master Servicer pursuant to Section 10.1 as they relate to the Fixed Rate Loans;

     (g)  the amount of any Advances related to the Fixed Rate Loans;

     (h)  the amount of any Insured Payments; and

     (i)  the amounts related to the Fixed Rate Loans payable pursuant to section 3.17 hereof

     less the Fixed Portion of the following amounts: (i) the Monthly Servicing Fee for such Payment Date, (ii) and any amounts reimbursable to the Master Servicer for accrued unpaid Monthly Servicing Fees or pursuant to Sections 3.3(a), 3.3(b), 3.3(d), 3.3(e), 3.3(f), 3.3(g), 3.3(i) and 3.3(j) and (iii) and
amounts which represent Scheduled Payments paid by Obligors but due in months subsequent to the calendar month in which such Payment Date occurs.

     Fixed Portion:  As of any date of determination, the ratio equal to the
     -------------
Fixed Group Principal Balance over the Pool Balance.

     Fixed Rate Group:  The portion of the pool of Home Equity Loans conveyed
     ----------------
pursuant to Section 2.1(a) hereof consisting of Fixed Rate Loans.

     Fixed Rate Group Certificate Balance:  As of any date of determination, the
     ------------------------------------
sum of the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance and the Class A-4 Certificate Balance.

     Fixed Rate Group Certificates:  The Class A-1, Class A-2, Class A-3 and
     -----------------------------
Class A-4 Certificates.

     Fixed Rate Group Net WAC Cap: With respect to any Payment Date, the average
     ----------------------------
of the Net Loan Rates for the Fixed Rate Loans as of the first day of the preceding calendar month less 0.5% and the Premium Percentage relating to the Fixed Rate Group (calculated as a per annum rate), with such averages weighted by the respective Principal Balances of each such Fixed Rate Loan as of such date.

     Fixed Rate Group Principal Balance:  As of any date of determination, the
     ----------------------------------
aggregate of the outstanding Principal Balances of the Fixed Rate Loans in the Fixed Rate Group.

     Fixed Rate Loan:  A "fixed rate" Home Equity Loan, the Loan Rate of which
     ---------------
is fixed for the duration of the term of the Home Equity Loan in accordance with the terms of the Mortgage Note.

     Floating Available Payment Amount:  As to any Payment Date and with respect
     ---------------------------------
to (i) the Floating Rate Group and (ii) the immediately preceding Remittance Period, the sum of (without duplication):

     (a) the aggregate of all amounts received by the Master Servicer as interest on the ARM Loans during such Remittance Period;

     (b) the aggregate of all Principal Payments on the ARM Loans received by the Master Servicer during such Remittance Period;

     (c) the aggregate of any Net Liquidation Proceeds with respect to the ARM Loans received by the Master Servicer during such Remittance Period;

     (d) the aggregate of any Insurance Proceeds with respect to the ARM Loans received by the Master Servicer during such Remittance Period;

     (e) the aggregate of any Purchase Price received or paid by the Master Servicer with respect to the ARM Loans during such Remittance Period;

     (f) funds paid by the Master Servicer pursuant to Section 10.1 as they relate to the ARM Loans;

     (g)  the amount of any Advances related to the ARM Loans; and

     (h)  the amount of any Insured Payments; and

     (i)  the amounts related to the Floating Rate Loans payable pursuant to section 3.17 hereof

     less the Floating Portion of the following amounts: (i) the Monthly Servicing Fee for such Payment Date, (ii) and any amounts reimbursable to the Master Servicer for accrued unpaid Monthly Servicing Fees or pursuant to Sections 3.3(a), 3.3(b), 3.3(d), 3.3(e), 3.3(f), 3.3(g), 3.3(h), 3.3(i), and
3.3(j)and (iii) and amounts which represent Scheduled Payments paid by Obligors but due in months subsequent to the calendar month in which such Payment Date occurs.

     Floating Portion:  As to any date of determination, the ratio equal to the
     ----------------
Floating Group Principal Balance over the Pool Balance.

     Floating Rate Group:  The portion of the pool of Home Equity Loans conveyed
     -------------------
pursuant to Section 2.1(a) herein consisting of ARM Loans.

     Floating Rate Group Net WAC Cap:  With respect to any Payment Date, the
     -------------------------------
average of the Net Loan Rates for the ARM Loans as of the first day of the preceding calendar month less, if such Payment Date occurs after the date that is six months after the Closing Date, 0.75% and less the Premium Percentage (calculated as a per annum rate), with such average weighted by the respective Principal Balances of each such ARM Loan as of such date.

     Floating Rate Group Principal Balance:  As of any date of determination,
     -------------------------------------
the aggregate of the outstanding Principal Balances of the Floating Rate Group.

     FNMA:  The Federal National Mortgage Association or any successor thereto.
     ----

     Group Principal Balance:  With respect to either Home Equity Loan Group at
     -----------------------
any time, the aggregate Principal Balance of the Home Equity Loans in such Home Equity Loan Group.

     GNMA:  The Government National Mortgage Association or any successor
     ----
thereto.

     Home Equity Loans:  Such of the mortgage loans sold, transferred, assigned
     -----------------
and conveyed to the Trust pursuant to Section 2.1 as from time to time are held as a part of the Trust Fund, including any such mortgage loans secured by Mortgaged Properties which have become REO Properties, with the Home Equity Loans so held in the Trust Fund being identified in the Loan Schedule.

     Index:  With respect to each ARM Loan, on each Rate Adjustment Date, the
     -----
applicable Index specified in each related Mortgage Note and listed in the Loan Schedule.

     Ineligible Home Equity Loan:  Any Home Equity Loan which is required to be
     ---------------------------
repurchased or substituted by the Seller or purchased by the Master Servicer pursuant to Sections 2.1, 2.2, 2.4, 3.1 or 10.1.

     Insurance Agreement:  The Insurance  and Indemnity Agreement, dated as of
     -------------------
December 5, 1997, between the Seller, the Insurer, the Master Servicer, the Trustee, and Transamerica Finance Corporation, as such agreement may be amended from time to time.

     Insurance Proceeds:  With respect to any Remittance Period, proceeds paid
     ------------------
to the Master Servicer or any Subservicer by any insurer pursuant to any insurance policy covering a Home Equity Loan, together with any amounts required to be deposited by the Master Servicer or any Subservicer in the Collection Account pursuant to the last sentence of Section 3.4, net of (i) any component thereof that is to be used to reimburse any reasonable expenses incurred by or on behalf of the Master Servicer or any Subservicer in connection with obtaining such Insurance Proceeds, (ii) any component thereof to be applied to the repair or restoration of the Mortgaged Property in accordance with the Servicing Standards, (iii) any component thereof required to be paid to senior mortgagees and (iv) any component thereof required to be paid to the related Obligor.

     Insured Payments:  (A) With respect to the Fixed Rate Group and for any
     ----------------
Payment Date the excess, if any of (i) the sum of (a) the Current Interest for the Fixed Rate Group Certificates as of such Payment Date, (b) the Overcollateralization Deficit for the Fixed Rate Group as of such Payment Date (without duplication) and (c) the Preference Amount for the Fixed Rate Group Certificates (without duplication) over (ii) the Total Available Funds for the Fixed Rate Group as of such Payment Date (after applying any Floating Available Payment Amount to the Fixed Rate Group Certificates), after any deduction or the related Premium and after taking into account the Principal Payment for the Fixed Rate Group Certificates to be actually distributed on such Payment Date (without regard to any Insured Payments to be made with respect to such Payment
Date) and (y) (without duplication) on the Payment date in October, 2028, the Class Certificate Balance of any Fixed Rate Group Certificates then outstanding, to the extent not otherwise paid on such Payment Date and (B) with respect to the Floating Rate Group and for any Payment Date the excess, if any of (i) the sum of (a) the Current Interest for the Class A-5 Certificates as of such Payment Date, (b) the Overcollateralization Deficit for the Floating Rate Group as of such Payment Date (without duplication) and (c) the Preference Amount for the Class A-5 Certificates as of such Payment Date (without duplication) over
(ii) the Total Available Funds for the Floating Rate Group (after applying any Fixed Available Payment Amount to the Class A-5 Certificates), after any deduction or the related Premium and after taking into account the Principal Payment for the Class A-5 Certificates to be actually distributed on such Payment Date (without regard to any Insured Payments to be made with respect to such Payment Date) and (y) (without duplication) on the Payment date in October, 2028, the Class A-5 Certificate Balance then outstanding, to the extent not otherwise paid on such Payment Date .

     Insurer:  Ambac Assurance Corporation, the issuer of the Certificate
     -------
Insurance Policy.

     Insurer Default:  The existence and continuance of any of the following:
     ---------------
(a) a failure by the Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms; (b) the entry of a decree or order of a court or agency having jurisdiction in respect of the Insurer in an involuntary case under any present or future Federal or state bankruptcy, insolvency or similar law appointing a conservator or receiver or liquidator or other similar official of the Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days; (c) the Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Insurer or of or relating to all or substantially all of its property; or
(d) the Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     Interest Carryforward Amount:  With respect to any Class of Class A
     ----------------------------
Certificates and any Payment Date, an amount equal to the sum of (i) the amount, if any, by which (x) the Current Interest for such Class on the immediately preceding Payment Date exceeds (y) the amount of the actual distribution in respect of interest on such Class of Class A Certificates made to the Holders of such Class of Class A Certificates on the immediately preceding Payment Date and
(ii) 30 days' interest on such excess at the related Pass-Through Rate for such Class of Class A Certificates.

     Internal Revenue Service:  The United States Internal Revenue Service or
     ------------------------
any successor thereto.

     Late Payment Rate:  As defined in the Insurance Agreement.
     ------------------

     LIBOR Business Day:  Any day on which dealings in deposits in United States
     ------------------
dollars are transacted in the New York and London interbank market.

     LIBOR Determination Date:  With respect to each Accrual Period for the
     ------------------------
Class A-1 and Class A-5 Certificates, the second LIBOR Business Day prior to the first day of such Accrual Period.

     Liquidated Home Equity Loan:  As to any Payment Date, a Home Equity Loan
     ---------------------------
(not including any Home Equity Loan purchased by the Master Servicer or repurchased by the Seller) as to which the Master Servicer has determined as of the end of the immediately preceding Remittance Period that all amounts which it expects to recover from or on account of such Home Equity Loan have been paid

     Liquidation Expenses:  As to any Liquidated Home Equity Loan, customary and
     --------------------
reasonable out-of-pocket expenses exclusive of overhead which are advanced, in accordance with the Servicing Standards, by the Master Servicer or any Subservicer in connection with the liquidation of or other efforts to recover amounts due thereon and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.6 (including, without limitation, amounts advanced, in accordance with the Servicing Standards, to cure defaults on, keep current or pay off any mortgage loan which is senior to such Home Equity Loan) in respect of such Home Equity Loan and any related and unreimbursed expenditures for real estate property taxes, fire and hazard insurance policy premiums paid by the Master Servicer or for property restoration or preservation as are customary in the residential mortgage loan servicing industry.

     Liquidation Proceeds:  As to any Liquidated Home Equity Loan or Home Equity
     --------------------
Loan secured by a Mortgaged Property which has become an REO Property, the monies collected from whatever source (other than Insurance Proceeds), including, without limitation, payments made by the Obligor, rental income and other proceeds derived from Mortgaged Property subject thereto or other assets acquired by the Trust in connection with the liquidation of such Home Equity Loan in a trustee's sale, foreclosure sale or otherwise.

     Loan File:  The mortgage documents listed in Section 2.1(b) pertaining to a
     ---------
particular Home Equity Loan and any additional documents required to be added to the Loan File pursuant to Section 3.5 hereof.

     Loan Payment Record:  The meaning given in Section 3.2(c) hereof.
     -------------------

     Loan Rate:  With respect to any Home Equity Loan, the per annum rate of
     ---------
interest in effect from time to time as set forth, or calculated as provided, in the related Mortgage Note.

     Loan Schedule:  The schedule of Home Equity Loans included in the Trust
     -------------
Fund and delivered in electronic format to the Trustee and the Insurer. The Loan Schedule shall set forth as to each Home Equity Loan: (i) the Cut-Off Date Principal Balance, (ii) the original term to maturity of such Home Equity Loan,
(iii) the remaining term to maturity of such Home Equity Loan as of the Cut-Off Date, (iv) the Loan Rate as of the Cut-Off Date and, with respect to each ARM Loan, the Index, (v) the number by which the Home Equity Loan is identified on the Electronic Ledger or otherwise, (vi) the name, street address, zip code and state of residence of the related Obligor, and (vii) the Combined Loan-to-Value Ratio, (viii) with respect to each ARM Loan, the life and periodic cap under the terms of the Mortgage Notes, and (ix) lien priority or rank.

     Master Servicer:  Transamerica Mortgage Company, a Delaware corporation,
     ---------------
and the successors thereto (in the same capacity) pursuant to Sections 7.1, 7.4 or 8.2.

     Master Servicer Termination Event:  As defined in Section 8.1.
     ---------------------------------

     Minimum Termination Price:  The sum of (i) the Class A Certificate Balance,
     -------------------------
(ii) the interest on the respective Class Certificate Balance for each Class of Class A Certificates and all accrued and unpaid interest thereon to the next succeeding Payment Date, (iii) all Reimbursement Amounts owing to the Insurer,
(iv) all outstanding Servicer Advances and (iv) any Liquidation Expenses owing to the Master Servicer.

     MMC Sale and Servicing Agreement: The Sale and Servicing Agreement dated as
     --------------------------------
of September 24, 1997 by and between Metropolitan Mortgage Company and Morgan Guaranty Trust Company of New York.

     Monthly Servicing Fee:  As to any Payment Date, one-twelfth of the product
     ---------------------
of (a) the Servicing Fee Rate and (b) the Pool Balance as of the first day of the month preceding the month of such Payment Date or, with respect to the first Payment Date, the Cut-Off Date Pool Balance.

     Moody's:  Moody's Investors Service, Inc. or its successor in interest.
     -------

     Morgan Home Equity Loan Purchase Agreement:  The Home Equity Loan Purchase
     ------------------------------------------
Agreement dated as of the date hereof by and between Morgan Guaranty Trust Company of New York and the Seller.

     Mortgage:  The mortgage, deed of trust or other instrument creating a lien
     --------
on an estate in fee simple in real property, in accordance with applicable law, securing a Home Equity Loan.

     Mortgage Note:  As to any Home Equity Loan, the related note or evidence of
     -------------
indebtedness executed by the Obligor or a copy of such note or evidence of indebtedness executed by the Obligor if such copy is accompanied by a lost note affidavit.

     Mortgaged Property:  The underlying property, including real property and
     ------------------
any improvements thereon, securing the amount owed by the Obligor under a Home Equity Loan.

     Net Liquidation Proceeds:  As to any REO Property or Liquidated Home Equity
     ------------------------
Loan, the total Liquidation Proceeds less the total Liquidation Expenses.

     Net Loan Rate:  With respect to any Home Equity Loan, the Loan Rate for
     -------------
such Home Equity Loan less the Servicing Fee Rate.

     Net Losses:  As of any date, the sum of (i) the Principal Balances plus
     ----------
accrued interest thereon of all Home Equity Loans which have become Liquidated Home Equity Loans, less Net Liquidation Proceeds with respect to such Liquidated Home Equity Loans (but not below zero) and (ii) (without duplication) all partial charge-offs incurred on all Home Equity Loans.

     Net Monthly Excess Cashflow:  With respect to (a) the Fixed Rate Group and
     ---------------------------
any Payment Date, the excess, if any, of the Total Monthly Excess Cashflow for the Fixed Rate Group for such Payment Date over amounts allocated pursuant to Sections 5.1(a)(x)(i) and 5.1(a)(x)(ii) on such Payment Date and (b) the Floating Rate Group and any Payment Date, the excess, if any of the Total Monthly Excess Cashflow for the Floating Rate Group for such Payment Date over amounts allocated pursuant to Sections 5.1(a)(y)(i) and 5.1(a)(y)(ii) on such Payment Date.

     90 Day Delinquent Home Equity Loan:  Any Home Equity Loan as to which the
     ----------------------------------
principal and interest payments thereon are more than 90 days delinquent.

     Nonrecoverable Advance:  The portion of any Advance, Servicing Advance, or
     ----------------------
Liquidation Expense previously made or paid or proposed to be made or paid by the Master Servicer that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable, from Insurance Proceeds or Net Liquidation Proceeds or from any other collections with respect to the related Home Equity Loan, as evidenced by a Servicing Certificate delivered to the Trustee. The Master Servicer's good faith determination as to the recoverability of any Advance, Servicing Advance or Liquidation Expense shall be conclusive and binding on the Certificateholders, the Insurer and the Trustee.

     Obligor:  The obligor or obligors under a Mortgage Note.
     -------

     OC Requirement:  With respect to the Floating Rate Group and the Class A-5
     --------------
Certificates, the greatest of  the following amounts:

     (i) prior to the Stepdown Date, 5.0% of the Original Floating Rate Group Principal Balance and on and after the Stepdown Date, 10.0% of the Floating Rate Group Principal Balance;

     (ii)      0.75% of the Original Floating Rate Group Principal Balance;

     (iii) the sum of the Principal Balances of the three ARM Loans with the highest Principal Balances; and

     (iv) two times the excess of (A) one-half of the aggregate of the Principal Balances of the 90 Day Delinquent Home Equity Loans, Home Equity Loans in foreclosure (without duplication) and REO Properties in the Floating Rate Group over (B) five times the Total Monthly Excess Spread with respect to the Class A-5 Certificates.

     With respect to the Fixed Rate Group Certificates and the Fixed Rate Group, the greatest of the following amounts:

     (i) prior to the Stepdown Date, 2.5% of the Original Fixed Rate Group Principal Balance and on and after the Stepdown Date, 5.0% of the Fixed Rate Group Principal Balance;

     (ii) 0.50% of the Original Fixed Rate Group Principal Balance;

     (iii)the sum of the Principal Balances of the three Fixed Rate Loans with the highest Principal Balances; and

     (iv) two times the excess of (A) one-half of the aggregate of the Principal Balances of the 90 Day Delinquent Home Equity Loans, Home Equity Loans in foreclosure (without duplication) and REO Property in the Fixed Rate Group over (B) five times the Total Monthly Excess Spread with respect to the Fixed Rate Group Certificates.

     Odd Class A Certificate:  As defined in Section 6.1.
     -----------------------

     Officer's Certificate:  A certificate signed by the chairman of the board,
     ---------------------
the president, any vice chairman of the board, any vice president, the treasurer, assistant treasurer or the controller of the Seller or the Master Servicer, as appropriate.

     One Month LIBOR:  For the first Accrual Period, 6.00%.  Thereafter, with
     ----------------
respect to each Accrual Period, a per annum interest rate equal to the rate for London interbank offered quotations for one-month Eurodollar deposits determined by the Trustee for such Accrual Period as follows:

     On the related LIBOR Determination Date, the Trustee will determine One Month LIBOR on the basis of the rate for deposits in United States dollars for a period of one month which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date.

     (a) If such rate does not appear on Telerate Page 3750 on such LIBOR Determination Date, One Month LIBOR for such LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of one month commencing on such LIBOR Determination Date. The Trustee will request the principal London office of each of the Reference Banks to provide such quotation. If both such Reference Banks provide quotations, One Month LIBOR for such LIBOR Determination Date will be the arithmetic mean of the quotations so received.

     (b) If only one or none of the Reference Banks provides such a quotation, One Month LIBOR for such LIBOR Determination Date shall be the arithmetic mean of the rate quoted by major banks in New York City selected by the Master Servicer at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in United States dollars to leading European banks for a period of one month commencing on such LIBOR Determination Date. In the event that One Month LIBOR cannot be determined on any LIBOR Determination Date, One Month LIBOR shall be equal One Month LIBOR as of the previous LIBOR Determination Date.

     Opinion of Counsel:  A written opinion of counsel, who may be counsel to
     ------------------
the Seller or the Master Servicer, which counsel shall be acceptable to the Trustee.

     Original Class A Certificate Balance:  $168,000,003
     ------------------------------------

     Original Class A-1 Certificate Balance:  $24,564,000.
     --------------------------------------

     Original Class A-2 Certificate Balance:  $10,989,000.
     --------------------------------------

     Original Class A-3 Certificate Balance:  $9,686,000.
     --------------------------------------

     Original Class A-4 Certificate Balance:  $11,181,000.
     --------------------------------------

     Original Class A-5 Certificate Balance:  $111,583,000.
     --------------------------------------

     Original Fixed Rate Group Principal Balance: $56,420,537.
     -------------------------------------------

     Original Floating Rate Group Principal Balance:  $112,710,807.
     ----------------------------------------------

     Original Group Principal Balance:  The sum of the Original Fixed Rate Group
     --------------------------------
Principal Balance and the Original Floating Rate Group Principal Balance.

     Overcollateralization Amount: With respect to (a) the Fixed Rate Group and
     ----------------------------
as of any Payment Date, the excess, if any, of the Fixed Rate Group Principal Balance as of the close of business on the last day of the preceding Remittance Period over (y) the Fixed Rate Group Certificate Balance as of such Payment Date (after taking into account the Principal Payment in respect of clauses
(b)(i)(A), (b)(i)(B), (b)(i)(C), (b)(i)(D) and (b)(i)(F) of the definition thereof as it relates to the Fixed Rate Group to be distributed to the Holders of the Fixed Rate Group Certificates on such Payment Date) and (b) with respect to the Floating Rate Group and as of any Payment Date, the excess, if any, of the Floating Rate Group Principal Balance as of the close of business on the last day of the preceding Remittance Period over (y) the Class A-5 Certificate Balance as of such Payment Date (after taking into account the Principal Payment in respect of clauses (b)(i)(A), (b)(i)(B), (b)(i)(C), (b)(i)(D) and (b)(i)(F) of the definition thereof as it relates to the Floating Rate Group to be distributed to the Holders of the Class A-5 Certificates on such Payment Date).

     Overcollateralization Deficiency: With respect to (a) the Fixed Rate Group
     --------------------------------
and any Payment Date, the amount, if any, by which the OC Requirement for the Fixed Rate Group exceeds the Overcollateralization Amount for the Fixed Rate Group and (b) the Floating Rate Group and any Payment Date, the amount, if any, by which the OC Requirement for the Floating Rate Group exceeds the Overcollateralization Amount for the Floating Rate Group.

     Overcollateralization Deficit:  With respect to (a) the Fixed Rate Group
     -----------------------------
and any Payment Date the amount, if any, by which (x) the Fixed Rate Group Certificate Balance on such Payment Date, after taking into account all distributions to be made on such Payment Date to Holders of the Fixed Rate Group Certificates (without regard to any Insured Payment to be made on such Payment
Date), exceeds the Fixed Rate Group Principal Balance as of the close of business on the last day of the Remittance Period related to such Payment Date and (b) the Floating Rate Group and any Payment Date the amount, if any, by which (x) the Class A-5 Certificate Balance on such Payment Date, after taking into account all distributions to be made on such Payment Date to Holders of the Class A-5 Certificates (without regard to any Insured Payment to be made on such Payment Date), exceeds the Floating Rate Group Principal Balance as of the close of business on the last day of the Remittance Period related to such Payment Date.

     Overcollateralization Reduction Amount:  With respect to (a) the Fixed Rate
     --------------------------------------
Group and any Payment Date, the lesser of (i) the sum of clauses (b)(i)(A),
(b)(i)(B), (b)(i)(C), (b)(i)(D) and (b)(i)(F) under the definition of Principal Payment as it relates to the Fixed Rate Group to be distributed to the Holders of the Fixed Rate Group Certificates on such Payment Date and (ii) the excess, if any, of the Overcollateralization Amount for the Fixed Rate Group on such Payment Date after the application of all payments of actual principal received by Obligors pursuant to Section 5.1(a) (other than distributions to the Class R Certificateholders) over the OC Requirement for the Fixed Rate Group and (b) the Floating Rate Group and any Payment Date, the lesser of (i) the sum of clauses
(b)(i)(A), (b)(i)(B), (b)(i)(C), (b)(i)(D) and (b)(i)(F) under the definition of Principal Payment as it relates to the Floating Rate Group to be distributed to the Holders of the Class A-5 Certificates on such Payment Date and (ii) the excess, if any, of the Overcollateralization Amount for the Floating Rate Group on such Payment Date after the application of all payments of actual principal received by Obligors pursuant to Section 5.1(a) (other than distributions to the Class R Certificateholders) over the OC Requirement for the Floating Rate Group.

     Ownership Interest:  With respect to any Certificate, any ownership or
     ------------------
security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: The Class A-1 Pass-Through Rate, the Class A-2 Pass-
     -----------------
Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate, and/ or the Class A-5 Pass-Through Rate, as the context so requires.

     Paying Agent:  Any Person appointed by the Trustee and acting pursuant to
     ------------
Section 6.5.

     Payment Date:  The 25th day of  each month , or if such 25th day is not a
     ------------
Business Day, the next succeeding Business Day. The first Payment Date hereunder will be December 26, 1997.

     Percentage Interest:  As to any Class of Class A Certificates, the
     -------------------
percentage interest evidenced thereby, such percentage interest being equal to the percentage obtained by dividing the initial principal amount of such Class of Class A Certificates by the Original Certificate Balance of such Class, and, in the case of the Class R Certificate, the percentage interest set forth on the face of such Class R Certificate.

     Permitted Transferee:  With respect to a Class R Certificate, any Person
     --------------------
other than (a) the United States, a State or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for the FHLMC a majority of its board of directors is not selected by any such governmental unit), (b) a foreign government, International Organization or agency or instrumentality of either of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (c) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to the Class R Certificates (except certain farmers' cooperatives described in Code Section 521), (d) rural electric and telephone cooperatives described in Code Section 1381(a)(2), (e) any other Person so designated by the Master Servicer based upon an Opinion of Counsel to the effect that the Transfer of an Ownership Interest in any Class R Certificate to such Person may cause the related REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding and (f) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, unless such Person provides the Trustee with a duly completed Internal

Revenue Service Form 4224. As used in this paragraph, the terms "United States", "State" and "International Organization" shall have the meanings set forth in code Section 7701 or successor provisions.

     Person:  Any individual, corporation, limited liability company,
     ------
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Plan Asset Regulations:  The United States Department of Labor regulations
     ----------------------
under ERISA set forth at 29 CFR (S) 2510.3-101, as amended from time to time.

     Pool Balance:  The sum of the Floating Rate Group Principal Balance and the
     ------------
Fixed Rate Group Principal Balance.

     Preference Amount: Any amount previously distributed to a Holder of a Class
     -----------------
A Certificate that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code 911 U.S.C.) as amended from time to time, in accordance with a final non-appealable order of a court having competent jurisdiction.

     Premium: As defined in the Insurance Agreement.
     -------

     Premium Percentage: As defined in the Insurance Agreement.
     ------------------

     Prepayment Interest Shortfall:  The meaning given in Section 3.17 hereof.
     -----------------------------

     Principal Balance:  With respect to any Home Equity Loan as of any date,
     -----------------
the Cut-Off Date Principal Balance thereof reduced by all Principal Payments made with respect thereto, provided, that, for every Remittance Period in which a Home Equity Loan is repurchased or purchased by the Seller or the Master Servicer pursuant to Sections 2.1, 2.2, 2.4, 3.1 and 10.1 or in which such Home Equity Loan is prepaid in full, and for the Remittance Period, if any, in which the Master Servicer purchases the Home Equity Loans under Section 10.1, the Principal Balance of such Home Equity Loan shall be deemed to be zero.

     Principal Payment:  For the Fixed Rate Group and each Payment Date an
     ------------------
amount equal to the lesser of:

(a) the Total Available Funds for the Fixed Rate Group minus the Current Interest and the Premium for such Payment Date with respect to the Fixed Rate Group Certificates; and

(b) the excess, if any, of

     (i)  the sum of (without duplication):

          (A) the principal portion of all Scheduled Payments on the Fixed Rate Group due during the Remittance Period relating to such Payment Date, to the extent actually received by the Master Servicer during the such Remittance Period and any prepayments made by the Obligors with respect to any Fixed Rate Loans and actually received by the Master Servicer during such Remittance Period;

          (B) the Principal Balance of each Fixed Rate Loan that was repurchased by the Seller during such Remittance Period to the extent an amount equal to such Principal Balance is on deposit in the Certificate Account on such Payment Date;

          (C) any substitution amounts (i.e. the excess, if any, of the Principal Balance of the Fixed Rate Loan being replaced over the outstanding principal balance of a replacement Fixed Rate Loan plus accrued and unpaid interest) delivered by the Seller in connection with a substitution of a Fixed Rate Loan (to the extent such substitution amounts related to principal), to the extent such substitution amounts are on deposit in the Certificate Account on such Payment Date;

          (D) all Net Liquidation Proceeds actually collected by the Master Servicer with respect to each Fixed Rate Loan during the such Remittance Period (to the extent such Net Liquidation Proceeds relate to principal);

          (E) the amount of any Overcollateralization Deficit with respect to the Fixed Rate Group for such Payment Date;

          (F) the principal portion of proceeds received with respect to the Fixed Rate Group upon the termination of the Trust; and

          (G) the amount allocated to the Fixed Rate Group on such Payment Date pursuant to Section 5.1(a)(x)(iii)(A) and 5.1(a)(y)(iii)(B) to the extent of any Net Monthly Excess Cashflow available for such purpose; over

(ii) the amount of any Overcollateralization Reduction Amount with respect to the Fixed Rate Group for such Payment Date.

     For the Floating Rate Group and each Payment Date an amount equal to the lesser of:

(a) the Total Available Funds for the Floating Rate Group minus the Current Interest and the Premium for such Payment Date with respect to the Floating Rate Group Certificates, and

(b) the excess, if any, of

     (i)  the sum of (without duplication):

          (A) the principal portion of all Scheduled Payments on the Floating Rate Group due during the Remittance Period relating to such Payment Date, to the extent actually received by the Master Servicer during the such Remittance Period and any prepayments made by the Obligors with respect to any ARM Loans and actually received by the Master Servicer during such Remittance Period;

          (B) the Principal Balance of each ARM Loan that was repurchased by the Seller during such Remittance Period to the extent an amount equal to such Principal Balance is on deposit in the Certificate Account on such Payment Date;

          (C) any substitution amounts (i.e. the excess, if any, of the Principal Balance of the ARM Loan being replaced over the outstanding principal balance of a replacement ARM Loan plus accrued and unpaid interest) delivered by the Seller in connection with a substitution of a ARM Loan (to the extent such substitution amounts related to principal), to the extent such substitution amounts are on deposit in the Certificate Account on such Payment Date;

          (D) all Net Liquidation Proceeds actually collected by the Master Servicer with respect to each ARM Loan during the such Remittance Period (to the extent such Net Liquidation Proceeds relate to principal);

          (E) the amount of any Overcollateralization Deficit with respect to the Floating Rate Group for such Payment Date;

          (F) the principal portion of proceeds received with respect to the Floating Rate Group upon the termination of the Trust; and

          (G) the amount allocated to the Floating Rate Group on such Payment Date pursuant to Section 5.1(a)(x)(iii)(B) and 5.1(a)(y)(iii)(A) to the extent of any Net Monthly Excess Cashflow available for such purpose; over

(ii) the amount of any Overcollateralization Reduction Amount with respect to the Floating Rate Group for such Payment Date.

     The Principal Payment for the Fixed Rate Group Certificates will be applied as follows: first, to the Class A-1 Certificates until the Class A-1 Certificate Balance has been reduced to zero, second, to the Class A-2 Certificates until the Class A-2 Certificate Balance has been reduced to zero, third, to the Class A-3 Certificates until the Class A-3 Certificate Balance has been reduced to zero, and fourth, to the Class A-4 Certificates until the Class A-4 Certificate Balance has been reduced to zero.

     Prospectus: The Prospectus, dated as of October 10, 1997, together with the
     ----------
Prospectus Supplement thereto, dated December 4, 1997.

     Purchase Price: With respect to any Home Equity Loan to be purchased by the
     --------------
Seller or the Master Servicer on any date pursuant to Sections 2.1, 2.2 or 2.4, an amount equal to the sum of (i) the Principal Balance thereof as of the Effective Date, (ii) any unreimbursed Servicing Advances made with respect thereto, (iii) any Liquidation Expenses owed to the Master Servicer and (iv) accrued and unpaid interest at the Loan Rate thereon through the Remittance Period in which the Effective Date occurs. For purposes of the calculation of a Purchase Price, the Principal Balance of a Home Equity Loan shall be the Principal Balance as of the Cut-Off Date reduced by all Principal Payments applied thereto.

     Rate Adjustment Date: With respect to each ARM Loan, the date on which the
     --------------------
Loan Rate adjusts.

     Rating Agencies:  Moody's and S&P.  If either of such agencies or a
     ---------------
successor is no longer in existence, "Rating Agencies" shall be the other such agency or its successor and if both such agencies or their successors are no longer in existence, "Rating Agencies" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee.

     Record Date:  With respect to any Payment Date and the Class A-1 and Class
     -----------
A-5 Certificates, the calendar day immediately preceding the Payment Date provided that if the Class A-1 and Class A-5 Certificates are no longer Book-Entry Certificates, the Record Date shall be the last Business Day of the preceding Remittance Period, and with respect to Class A-2, Class A-3 and Class A-4 Certificates, the last Business Day of the preceding Remittance Period, except that the Record Date for the first Payment Date shall be the Closing Date.

     Reference Banks:  Two major banks in the London interbank market selected
     ---------------
by the Master Servicer and not controlled by or under common control with the Master Servicer.

     Reimbursement Amount: As defined in the Certificate Insurance Policy.
     --------------------

     Relief Act:  The Soldiers' and Sailors' Civil Relief Act of 1940, as
     ----------
amended.

     REMIC:  A "real estate mortgage investment conduit" within the meaning of
     -----
section 860D of the Code.

     REMIC Change of Law:  Any proposed, temporary or final statute, regulation,
     -------------------
revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

     REMIC Provisions:  Provisions of the federal income tax law relating to
     ----------------
REMICs, which appear at section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder (including, but not limited to, the REMIC Regulation), as the foregoing may be in effect from time to time.

     REMIC Regulations:  As defined in the definition of "Code."
     -----------------

     Remittance Period:  The period from and including the first day of any
     -----------------
calendar month (whether or not such day is a Business Day) to and including the last day of such calendar month (whether or not such day is a Business Day); except that the first Remittance Period will be the period from the Cut-off Date to and including November 30, 1997.

     REO Property:  A Mortgaged Property acquired by the Master Servicer on
     ------------
behalf of the Trust through foreclosure or deed in lieu of foreclosure.

     Scheduled Payment:  The scheduled monthly payment of principal and interest
     -----------------
on a Home Equity Loan which is payable by an Obligor under the related Mortgage Note.

     Securities Act:  The Securities Act of 1933, as amended.
     --------------

     Seller:  Transamerica Consumer Mortgage Receivables Corporation, a Delaware
     ------
corporation, and its successors hereunder.

     Servicing Advance:  Any amount paid or advanced by the Master Servicer (a)
     -----------------
to pay for taxes, legal and attorney fees, repairs, maintenance or insurance with respect to any Home Equity Loan or REO Property, (b) with respect to or to pay in full the outstanding balance of a mortgage loan senior to a Home Equity Loan in order to preserve the Trust's interest in the Home Equity Loan or foreclose on the Home Equity Loan, or (c) that is denominated a Servicing Advance herein.

     Servicing Certificate:  A certificate completed by and executed by the
     ---------------------
Master Servicer by its chair of the board, its president, any vice chair of its board, any vice president, the treasurer, or the controller of the Master Servicer certifying that any information delivered to the Trustee is true and correct in all material respects.

     Servicing Fee Rate:  0.50% per annum of the outstanding principal balance
     ------------------
of each Home Equity Loan.

     Servicing Officer:  Any officer of the Master Servicer involved in, or
     -----------------
responsible for, the administration and servicing of the Home Equity Loans whose name appears on a list of servicing officers annexed to an Officer's Certificate furnished on the Closing Date to the Trustee by the Master Servicer, as such list may from time to time be amended by superseding Officer's Certificates.

     Servicing Standards:  The degree of skill and care generally in accordance
     -------------------
with first and second mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions.

     60 Day Delinquent Home Equity Loan:  Any Home Equity Loan, other than a 90
     ----------------------------------
Day Delinquent Home Equity Loan, as to which the principal and interest payments thereon are more than 60 days delinquent.

     60 Day Delinquency Ratio:  With respect to any Remittance Period, (A) the
     ------------------------
sum of the Principal Balances (as of the last calendar day of the Remittance Period) of all Home Equity Loans that, as of the last day of such Remittance Period, are 60 Day Delinquent Home Equity Loans divided by (B) the sum of the Principal Balances of all Home Equity Loans as of such last calendar day.

     Special Tax Consent:  The written consent of each Holder of a Class R
     -------------------
Certificate to any tax (or risk thereof) arising out of a proposed transaction or activity that may be imposed upon such Holder or that may affect adversely the value of such Holder's Class R Certificate.

     Special Tax Opinion:  An Opinion of Counsel, delivered by counsel
     -------------------
independent of the Seller and the Master Servicer, that a proposed transaction or activity will not (i) affect adversely the status of the Trust as a REMIC or of the Class A Certificates as the "regular interests" therein, or (ii) result in the encumbrance of the Home Equity Loans by a tax lien.

     S&P:  Standard & Poor's Ratings Services, a division of The McGraw-Hill
     ---
Companies, Inc., or such division's successor in interest.

     Stepdown Date:  With respect to the either Home Equity Loan Group and the
     -------------
related Class A Certificates, the date upon which the Group Principal Balance is less than 50% of the Original Group Principal Balance; provided that in either case, the "Stepdown Date" shall be no earlier than the 30th Payment Date.

     Subservicer:  Any Person that is subservicing a Home Equity Loan at the
     -----------
request of the Master Servicer. On the Closing Date, the Subservicer shall be Metropolitan Mortgage Co., a Florida corporation, which is a wholly owned indirect subsidiary of Transamerica Finance Corporation.

     Tax Matters Person Residual Interest:  A Class R Certificate of .001%
     ------------------------------------
Percentage Interest and designated as such, which shall be issued to and held by an Affiliate of the Master Servicer throughout the term hereof.

     Telerate Page 3750:  The display page currently so designated on the Dow
     ------------------
Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     Termination Auction:  The meaning given in Section 10.1(c) hereof.
     -------------------

     Terminating Purchase:  The purchase of all Home Equity Loans owned by the
     --------------------
Trust pursuant to Section 10.1.

     TMC Home Equity Loan Purchase Agreement:  The Home Equity Loan Purchase
     ---------------------------------------
Agreement dated as of the date hereof by and between the Master Servicer and the Seller.

     TMC Sale and Servicing Agreement: The Sale and Servicing Agreement dated as
     --------------------------------
of September 24, 1997 by and between the Master Servicer and Morgan Guaranty Trust Company of New York.

     Total Available Funds:  With respect to (a) the Fixed Rate Group and each
     ---------------------
Payment Date, the sum of (i) the Fixed Available Payment Amount on deposit in the Certificate Account (net of the Total Monthly Excess Cashflow with respect to the Fixed Rate Group) on such Payment Date and (ii) any amounts of Total Monthly Excess Cashflow with respect to the Fixed Rate Group to be applied on such Payment Date (disregarding the amount of any Insured Payment) and (b) the Floating Rate Group and each Payment Date, the sum of (i) the Floating Available Payment Amount on deposit in the Certificate Account (net of the Total Monthly Excess Cashflow with respect to the Floating Rate Group) on such Payment Date and (ii) any amounts of Total Monthly Excess Cashflow with respect to the Floating Rate Group to be applied on such Payment Date (disregarding the amount of any Insured Payment).

     Total Monthly Excess Cashflow: With respect to (a) the Fixed Rate Group and
     -----------------------------
each Payment Date, an amount equal to the sum of (x) the Total Monthly Excess Spread for the Fixed Rate Group as of such Payment Date and (y) any Excess Overcollateralization Amount with respect to the Fixed Rate Group as of such Payment Date and (b) with respect to the Floating Rate Group and each Payment Date, an amount equal to the sum of (x) the Total Monthly Excess Spread for the Floating Rate Group as of such Payment date and (y) any Excess Overcollateralization Amount for the Floating Rate Group as of such Payment Date.

     Total Monthly Excess Spread:  With respect to (a) the Fixed Rate Group and
     ---------------------------
as of any Payment Date, the excess, if any, of (i) the aggregate amount of interest received, paid pursuant to Section 3.17 or Advanced with respect to the Fixed Rate Group in the immediately prior Remittance Period (net of any Servicing Fee due on such Payment Date) over the (ii) the Premium and the Current Interest for such Payment Date attributable to the Fixed Rate Group Certificates and (b) with respect to the Floating Rate Group and as of any Payment Date, the excess, if any, of (i) the aggregate amount of interest received, paid pursuant to Section 3.17 or Advanced with respect to the Floating Rate Group in the immediately prior Remittance Period (net of any Servicing Fee due on such Payment Date) over the (ii) the Premium and Current Interest for such Payment Date attributable to the Class A-5 Certificates.

     Transfer:  Any direct transfer, sale, or other form of assignment of a
     --------
Certificate.

     Transferee:  Any Person who is acquiring by Transfer any Ownership Interest
     ----------
in a Certificate.

     Trust:  The trust created by this Agreement.
     -----

     Trust Fund:  The corpus of the trust created by this Agreement, consisting
     ----------
of those items set forth in clauses (i) through (vi) of Section 2.1(a) and
Section 2.2(c).

     Trust Receipt:  A Servicing Certificate in the form of Exhibit D.
     -------------

     Trustee:  The First National Bank of Chicago, a national banking
     -------
association, or any successor Trustee appointed in accordance with this Agreement that has accepted such appointment in accordance with this Agreement.

     Trustee Officer:  Any officer in the Corporate Trust Services Division of
     ---------------
the Trustee with direct responsibility for the administration of this Agreement.

     Underwriter:  JP Morgan Securities, Inc. and Bancamerica Robertson
     -----------
Stephens, Inc.



     Section 1.2 Usage of Terms. With respect to all terms in this Agreement,
                 --------------
the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

     Section 1.3 Calculations. All calculations of the Monthly Servicing Fee and
                 ------------
interest hereunder which are made in respect of the Class A-2, Class A-3 and Class A-4 Certificates shall be made monthly at one-twelfth of the annual rate and calculated on the basis of a 360-day year consisting of twelve 30-day months and shall be carried out to at least seven decimal places and, if rounded,
 .00000005 shall be rounded up. All calculations of interest hereunder which are made in respect of the Class A-1 and Class A-5 Certificates shall be made monthly based on the annual rate and calculated on the basis of a 360-day year and actual days elapsed and shall be carried out to at least seven decimal places and, if rounded, .00000005 shall be rounded up. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.


                                  ARTICLE II


                       CONVEYANCE OF HOME EQUITY LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.1  Conveyance of Home Equity Loans.
                  -------------------------------

     (a)  General.  In consideration of the Trustee's delivery to or upon the
          -------
order of the Seller of the Certificates, the Seller does hereby sell, transfer, assign and otherwise convey to the Trust, in trust for the benefit of the Insurer and the Certificateholders, without recourse:

          (i) all right, title and interest of the Seller in and to the Home Equity Loans owned by it and listed in the Loan Schedule, and all payments on, and proceeds with respect to, such Home Equity Loans received after the Cut-Off Date;

          (ii) all right, title and interest of the Seller in the Mortgages on the properties securing the Home Equity Loans, including any Mortgaged Property acquired by or on behalf of the Trust by foreclosure or deed in lieu of foreclosure or otherwise;

          (iii) all right, title and interest of the Seller in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Home Equity Loans, the Mortgaged Properties or the obligors and any amounts recovered from third parties in respect of any Liquidated Home Equity Loans;

          (iv) the Collection Account and all funds and other assets deposited therein and all instruments, securities (including, without limitation, Eligible Investments) or other property in which the funds on deposit in the Collection Account may be invested in whole or in part from time to time but excluding any reinvestment income earned on funds on deposit in the Collection Account;

          (v)    the Certificate Insurance Policy; and

          (vi)   the proceeds of all of the foregoing.

     It is the intention of the Seller and the Trustee that the assignment and transfer herein contemplated constitute a sale of the Home Equity Loans conveying good title thereto, free and clear of any liens and encumbrances, from the Seller to the Trust, and that the Home Equity Loans not be part of the Seller's estate in the event of a bankruptcy or insolvency.

     (b)  Loan Files.  In connection with such sale, transfer, assignment and
          ----------
conveyance by the Seller, the Seller shall deliver, or cause to be delivered, to the Trustee on or prior to the Closing Date the following documents or instruments with respect to each Home Equity Loan:

          (i) The original Mortgage Note endorsed "The First National of Chicago, as Trustee, without recourse" by the Seller (which endorsement may be manual or facsimile signature);

          (ii) The related original Mortgage with evidence of recording indicated thereon;

          (iii) All original intervening assignments with evidence of recording thereon (other than such assignments not required to be recorded pursuant to Section 2.4(k));

          (iv) an Assignment from the Seller to the Trustee, which Assignment shall be in form and substance for recording, but shall not be recorded except as required below;

          (v) the original of any guarantee executed in connection with the Mortgage Note;

          (vi) Originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

          (vii) The original policy of title insurance (or a preliminary title report, binder or commitment if the original title insurance policy has not been received from the insurance company).

Notwithstanding anything to the contrary contained in this Section 2.1(b), in those instances where the public recording office retains the original Mortgage, the Assignment of the Mortgage or the intervening Assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such Assignment or Assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

     As promptly as practicable, but in no event more than 45 days following the Downgrade Date, the (i) the Seller shall, at the Master Servicer's expense, deliver to the Trustee, the Insurer and the Rating Agencies an Opinion of Counsel satisfactory to the Rating Agencies, as evidenced in writing, and the Insurer to the effect that recording is not required and no other action on the part of the Seller is required (other than such actions as have been taken) to protect the Trustee's right, title and interest in and to the related Mortgage and Mortgage Note or (ii) the Trustee shall (if the requirements of clause (i) have not been satisfied by the Seller), at the Master Servicer's expense, record within such 45-day period the Assignments (which may be a blanket assignment if permitted by applicable law), with respect to the Home Equity Loans in its possession, in the appropriate real property or other records. In the event that the Trustee is required record such Assignments pursuant to clause (ii) in the preceding sentence, it shall so record such Assignments whether or not the Master Servicer has provided amounts to the Trustee to cover the costs of such recording, provided that nothing herein shall be deemed to relieve the Master Servicer of its obligation to bear the costs of such recordation.

     Within 60 days following the Closing Date, the Trustee shall review each Loan File to determine that all required documents set forth in each item of the first paragraph of this Section 2.1(b) have been executed and received and that such documents relate to the Home Equity Loans identified on the Loan Schedule. For purposes of this determination, the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 60 day period the Trustee finds that any document constituting a part of a Loan File was not executed, defective or received or is unrelated to the Home Equity Loans identified in the Loan Schedule (in this Section 2.2(b), a "defect"), the Trustee shall promptly upon the conclusion of its review notify the Seller and the Insurer. The Seller shall have a period of 90 days from receipt of such notice within which to correct or cure any such defect after the Seller has been notified of such. If the Seller cannot correct or cure any such defect with respect to a Home Equity Loan within such 90 day period, it shall comply with the provisions of Section 2.2(b) hereof.

     If recordation of any Assignment of Mortgage is required hereunder, the original of each such recorded Assignment shall be delivered to the Trustee within 10 days following the date on which it is returned to the Seller by the office with which such Assignment was filed for recordation. Upon receipt by the Trustee of the recorded Assignment, such recorded Assignment shall become part of the Loan File.

     (c) Custodial Arrangements.  The Trustee may appoint a Custodian who is
         ----------------------
acceptable to the Master Servicer and who, upon execution of a Custodial Agreement, shall maintain possession of the Loan Files, or such part of them as the Trustee shall direct, as agent of the Trustee pursuant to the terms of such Custodial Agreement. The appointment of such Custodian shall not relieve the trustee of its obligations hereunder.

     The Trustee shall keep the Master Servicer apprised at all times after the Closing Date of the location of the Loan Files. Subject to Section 3.7, the Trustee shall take all steps that are reasonably necessary or appropriate in order to facilitate the Master Servicer's access to the Loan Files during normal business hours of the Trustee or any Custodian and shall cooperate fully with the Master Servicer in securing such access. Upon the delivery by the Master Servicer of a Trust Receipt to the Trustee or Custodian, as applicable, the Trustee or any Custodian shall promptly release the Loan Files, or any portion thereof, to the Master Servicer as necessary to permit the Master Servicer or any Subservicer to perform its servicing activities or to satisfy any licensing authorities.

     (d) Maintenance of Records.  The Master Servicer shall maintain such
         ----------------------
accurate and complete accounts, records and computer systems pertaining to each Loan File as shall enable it and the Trustee to comply with this Agreement. In performing its recordkeeping duties, the Master Servicer shall act in accordance with the Servicing Standards. The Master Servicer shall conduct, or cause to be conducted, periodic audits of such accounts, records and computer systems. The Master Servicer shall promptly report to the Trustee any failure on its part to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

     (e) Other Duties of the Seller and the Master Servicer.  The Seller further
         --------------------------------------------------
confirms to the Trustee that it has caused the portions of the Electronic Ledger relating to the Home Equity Loans (or the related manual servicing cards or other system of recordkeeping used by the Master Servicer or the Seller), to be clearly and unambiguously marked to indicate that such Home Equity Loans have been sold to the Trustee and constitute part of the Trust Fund in accordance with the terms of the trust created hereunder, and that the Seller will treat the transaction contemplated by such sale and assignment as a sale for accounting purposes.

     (f) Responsibility of the Trustee.  The Trustee shall have no
         -----------------------------
responsibility for reviewing any Loan File except as expressly provided in subsection (b) of this Section 2.1. In reviewing any Loan File pursuant to such subsection, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded, but shall not be required to determine whether any Person executing any document is authorized to do so or whether any signature thereon is genuine. On or prior to the first Determination Date following the Closing Date, the Master Servicer shall deliver to the Trustee an Officer's Certificate setting forth the identity of each Home Equity Loan which has been prepaid in full on or after the Cut-Off Date together with a statement to the effect that all amounts received in connection with such payment which are required to be deposited into the Collection Account pursuant to Section 3.2(b) of this Agreement have been so deposited.

     Section 2.2  Acceptance by Trustee; Repurchase or Substitution of Home
                  ---------------------------------------------------------
Equity Loans.
------------

     (a) The Trustee acknowledges the sale, transfer and assignment of the Trust pursuant to Section 2.1 and declares that the Trustee holds and will hold all amounts received by it thereunder in trust, upon the terms herein set forth, for the use and benefit of the Insurer and all present and future
Certificateholders.

     (b) If the time to cure any defect of which the Trustee has notified the Seller following the Trustee's review of the Loan Files pursuant to Section 2.1(b) has expired, or if any loss that materially and adversely affects the interests of the Certificateholders and the Insurer is suffered in respect of any Home Equity Loan as a result of

          (i)   a defect in any document constituting a part of a Loan File,

          (ii)  the Seller's failure to deliver such Loan File as required under
     Section 2.1(b), or

          (iii) an Assignment which was required to be recorded not having been recorded,

then the Seller shall, on the Business Day next preceding the Payment Date in the month following the Remittance Period in which the time to cure such defect expired or such loss occurred, (A) purchase the related Home Equity Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto not already applied to reduce the Principal Balance of such Home Equity Loan) from the Trust Fund at a price equal to the Purchase Price or (B) substitute such Home Equity Loan in accordance with
Section 2.2(c) below. Any repurchase shall be accomplished by payment to the Master Servicer of the Purchase Price and the deposit of such amount in the Collection Account pursuant to Section 3.2(b) on two Business Days next preceding such Payment Date. Although the Seller shall not be required to pay the Purchase Price in respect of any such Home Equity Loan until the Business Day next preceding the related Payment Date as provided above, the obligation to repurchase or substitute such Home Equity Loan shall arise on the date on which the time to cure such defect expires or such loss occurs, and such repurchase shall be deemed to occur as of the Effective Date.

     Upon receipt by the Trustee of written notification signed by a Servicing Officer to the effect that the Purchase Price for any such Home Equity Loan has been so deposited in the Collection Account, the Trustee shall execute and deliver such instrument of transfer or assignment presented to it by the Master Servicer, in each case without recourse, representation or warranty (except as to authorization, authenticity and due execution of the instrument or assignment) as shall be necessary to vest in the Seller which repurchased such Home Equity Loan legal and beneficial ownership of such Home Equity Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto not already applied to reduce the Principal Balance of such Home Equity Loan).

     (c) In the event the Seller elects to substitute an Eligible Substitute Loan or Loans for an Ineligible Home Equity Loan, the Loan File or Files relating to the Eligible Substitute Loan or Loans shall be delivered to the Trustee or a Custodian and in any case the Seller shall deliver the amount of any accrued and unpaid interest on the Ineligible Home Equity Loan plus the excess, if any, of the Principal Balance of the Ineligible Home Equity Loan over the aggregate Principal Balances of the Eligible Substitute Loan or Loans for deposit into the Collection Account as a payment with respect to the Eligible Substitute Loan. Upon receipt by the Trustee of notification of such remittance signed by a Servicing Officer and upon receipt of the new Loan File, the Trustee shall release or cause to be released to the Seller the related Loan File and shall execute and deliver or cause to be executed and delivered such instrument of transfer or assignment presented to it by the Seller, without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such Ineligible Home Equity Loan or Property removed from the Trust Fund.

     The "Eligible Substitute Loan" or Loans which replace an Ineligible Home Equity Loan shall be evidenced by a Mortgage Note, must have an aggregate Principal Balance equal to or less than the Principal Balance of such Ineligible Home Equity Loan, must be a Fixed Rate Loan if it is replacing an Ineligible Home Equity Loan that is a Fixed Rate Loan or an ARM Loan if it is replacing an Ineligible Home Equity Loan that is an ARM Loan, a Loan Rate of not less than the Loan Rate of such Ineligible Home Equity Loan and not more than 1% in excess thereof, a final maturity of no more than six months earlier or later than the final maturity of such Ineligible Home Equity Loan (and in no event later than the latest maturing Home Equity Loan in the related Home Equity Loan Group and a combined Loan-to-Value Ratio no higher than that of the Ineligible Home Equity Loan and shall not be a Balloon Loan. Each Eligible Substitute Loan shall itself be subject to repurchase or substitution. Notwithstanding the foregoing, the Insurer may vary the above criteria.

     The Trustee shall review the Loan File relating to each Eligible Substitute Loan in the same manner that it is required to review all Loan Files pursuant to
Section 2.1.

     (d) The obligation of the Seller to repurchase or substitute any Home Equity Loan or property as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive the termination of the Master Servicer as servicer hereunder.

     Section 2.3 Representations and Warranties as to the Master Servicer and
                 ------------------------------------------------------------
Seller. (a) The Master Servicer represents and warrants to the Trustee, the
------
Insurer and to the Certificateholders that, as of the Closing Date:

          (i)    Due Organization. The Master Servicer is a Delaware corporation
                 ----------------
     duly organized, validly existing and in good standing and has the corporate power to own its assets and to conduct its business as presently conducted.

          (ii)   Due Qualification.  The Master Servicer is duly qualified to do
                 -----------------
     business as a foreign corporation, is in good standing and has obtained all licenses and approvals necessary to conduct its business under the laws of each jurisdiction where such qualification, licenses or approvals are required and in which the failure to qualify or obtain such licenses or approvals would have a material adverse effect on its performance of its obligations hereunder, and any Subservicer has obtained all licenses and approvals where such licenses and approvals are required under state or federal law and in which the failure to obtain such licenses or approvals would have a material adverse effect on such Subservicer's ability to service the Home Equity Loans.

          (iii)  Corporate Power; Enforceability.  The Master Servicer has the
                 -------------------------------
     corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated hereby. The Master Servicer has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and by equitable principles.

          (iv)   No Consent.  The Master Servicer was not and is not required to
                 ----------
     obtain any consent, license, approval or authorization from, or to register with, any other party or any governmental authority or agency in connection with the execution, delivery or performance of this Agreement, except such as have been obtained prior to the Closing Date.

          (v)    No Conflict.  The execution, delivery and performance of this
                 -----------
     Agreement does not and will not violate any provision of any existing law or regulation applicable to the Master Servicer or any order or decree of any court or the Articles of Incorporation or Bylaws of the Master Servicer or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which it, the Home Equity Loans or any significant portion of its properties is bound.

          (vi)   No Litigation. No litigation or administrative proceeding of or
                 -------------
     before any court, tribunal, or governmental body is currently pending, or to the knowledge of the Master Servicer, threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would have a material adverse effect on this Agreement or the Home Equity Loans.

          (vii)  Collection Procedures.  The collection practices used by the
                 ---------------------
     Master Servicer with respect to the Home Equity Loans have been, in all material respects, in accordance with the Servicing Standards.

     (b) The Seller represents and warrants to the Trustee, the Insurer and the Certificateholders that as of the Closing Date:

          (i)    Due Organization.  The Seller is a Delaware corporation duly
                 ----------------
     organized, validly existing and in good standing and has the corporate power to own its assets and to conduct its business as presently conducted.

          (ii)   Due Qualification.  The Seller is duly qualified to do business
                 -----------------
     as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify would have a material adverse effect on the performance of the Seller's obligations hereunder.

          (iii)  Enforceability.  The Seller has the corporate power and
                 --------------
     authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and by equitable principles.

          (iv)   No Consent.  The Seller is not required to obtain any consent,
                 ----------
     license, approval or authorization from, or register with, any other party or any governmental authority or agency in connection with the execution, delivery or performance of this Agreement, except such as have been obtained prior to the Closing Date.

          (v)     No Conflict.  The execution, delivery and performance of this
                  -----------
     Agreement by the Seller does not and will not violate any provision of any existing law or regulation applicable to the Seller or any order or decree of any court or the Certificate of Incorporation or By-laws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which it, the Home Equity Loans or any significant portion of its properties is bound.

          (vi)    No Litigation. No litigation or administrative proceeding of
                  -------------
     or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would have a material adverse effect on the transactions contemplated by this Agreement or on the Home Equity Loans.

          (vii)   No Adverse Selection.  The Home Equity Loans were not selected
                  --------------------
     from among loans owned by the Seller and its Affiliates in a manner that would cause them to be adversely selected as to credit risk from the pool of home equity loans owned by the Seller and its Affiliates.

          (viii)  Bulk Transfers.  The transfer, assignment and conveyance of
                  --------------
     such Home Equity Loans and the Loan Files by the Seller to the Purchaser pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (ix)    Prospectus. Each Home Equity Loan conforms, and all Home
                  ----------
     Equity Loans in the aggregate conform, to the description thereof set forth in the Prospectus.

     The representations and warranties of the Master Servicer and the Seller set forth in this Section 2.3 shall survive the assignment of the Home Equity Loans to the Trust. Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Insurer or the Certificateholders in the Home Equity Loans, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of the Trustee and the Insurer, such longer period specified in such consent, the Master Servicer or the Seller, shall use all reasonable efforts to cure such breach in all material respects.

     Section 2.4  Representations and Warranties as to the Home Equity Loans.
                  ----------------------------------------------------------
The Seller represents and warrants to the Trustee, the Insurer and the Certificateholders that, as to each Home Equity Loan conveyed to the Trust by it, as of the Closing Date (except as otherwise expressly stated):

     (a) Loan Schedule.  The information set forth in the Loan Schedule
         -------------
regarding such Home Equity Loan was true and correct at the date or dates respecting which such information is furnished.

     (b) Valid Lien.  Each Mortgage is a valid first, second or third lien on
         ----------
the related Mortgaged Property securing the amount owed by the obligor under the related Mortgage Note subject only to (i) the lien of current real property taxes and assessments, (ii) the lien of any related first or second mortgage or deed of trust (as to any Home Equity Loan that is not secured by a first priority lien), (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal or title policy obtained in connection with the origination of the related Home Equity Loan obtained by the Seller and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

     (c) Mortgaged Property.  Each Home Equity Loan is secured primarily by the
         ------------------
related Mortgaged Property. Each Mortgaged Property consists of one- to four-family residential dwelling, a unit in a planned unit development, a manufactured home, a condominium, a mobile home, a row house or townhouse located in the United States. No Mortgaged Property consists solely of raw land, an apartment building having more than four units or a manufactured home that is not considered to be realty under applicable law.

     (d) Ownership; Good Title.  Immediately prior to the sale and assignment by
         ---------------------
the Seller to the Trustee, the Seller had good and indefeasible title to, and was the sole owner of, such Home Equity Loan, free of any interest of any other Person, and the Seller has transferred all of its right, title and interest in and to such Home Equity Loan to the Trust. Upon receipt of each Loan File by the Trustee, the Trustee will have good title on behalf of the Trust to each Home Equity Loan and such other items comprising the corpus of the Trust free and clear of any lien.

     (e) Delinquent.  As of the Cut-Off Date, no Home Equity Loans were more
         ----------
than 60 days contractually delinquent.

     (f) Originations.  To the best knowledge of Seller, the Person who
         ------------
originated the Home Equity Loan and from whom the Seller purchased such Home Equity Loan was properly licensed or otherwise authorized, to the extent required by applicable law, to originate or acquire such Home Equity Loan. Such Home Equity Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws. The consummation of the transactions herein contemplated, including, without limitation, the receipt of interest by Certificateholders and the ownership of such Home Equity Loans by the Trust, will not violate any such state or federal law or regulation.

     (g) Title Insurance.  For each Home Equity Loan having an original
         ---------------
Principal Balance in excess of $5,000.00, a lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction therefor, was obtained on or as of the date of the recording of the related Home Equity Loan, and each such policy, binder or assurance is valid and remains in full force and effect.

     (h) No Defaults.  No defaults have occurred under any Home Equity Loan that
         -----------
have not been cured. The Seller has not received a notice of default on any senior mortgage loan secured by the related Mortgaged Property which default has not been cured by a party other than the Seller.

     (i) Loan-to-Value Ratio.  No Home Equity Loan has a Combined Loan-to-Value
         -------------------
Ratio in excess of 100%.

     (j) Mortgage Note.  There is only one Mortgage Note with respect to each
         -------------
Home Equity Loan. The interest rate on the related Mortgage Note is either a fixed rate as set forth on the related Loan Schedule or an adjustable rate which is based on the Index set forth on the related Loan Schedule which is an Index. Each Home Equity Loan is a closed-end Home Equity Loan, all amounts due under the related Mortgage Note have been advanced and no future advances are required to be made.

     (k) Recordation.  Each original Mortgage was recorded, or is in the process
         -----------
of being recorded, and all subsequent assignments of the original Mortgage (other than the conveyances effected pursuant to (i) the MMC Sale and Servicing Agreement, (ii) the TMC Sale and Servicing Agreement, (iii) the Morgan

Home Equity Loan Purchase Agreement, (iv) the TMC Home Equity Loan Purchase Agreement and (v) this Agreement), have been recorded, or are in the process of being recorded.

     (l)  Senior Liens.  Each senior loan on a Mortgaged Property permits the
          ------------
granting of a junior lien similar to the related Home Equity Loan without consent.

     (m)  No Mechanics' Liens.  There is no mechanics' lien or claim for work,
          -------------------
labor or material affecting the premises subject to the related Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (g) above.

     (n)  No Outstanding Charges; No Defenses.  There is no delinquent tax or
          -----------------------------------
assessment lien against any Mortgaged Property. There is no valid offset, defense or counterclaim to the related Mortgage Note or Mortgage.

     (o)  Mortgaged Property Undamaged; No Condemnation. The Mortgaged Property
          ---------------------------------------------
is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

     (p)  Possession of Files.  Such Home Equity Loan has been delivered to the
          -------------------
Trustee or a Custodian as of the Closing Date.

     (q)  No Fraud.  No error, omission, misrepresentation, negligence or fraud
          --------
in respect of the Home Equity Loans has taken place on the part of the originator of the related Home Equity Loan or the Seller in connection with the origination and servicing of Home Equity Loans.

     (r)  Servicing.  Each Home Equity Loan is being serviced by the Master
          ---------
Servicer or its Affiliates.

     (s)  Hazard Insurance. Except for the Home Equity Loans originally acquired
          ----------------
by the Master Servicer from Transamerica Financial Services, Inc., the improvements upon the related Mortgaged Property existing on the date of origination of such Home Equity Loan are covered by a valid and existing fire and hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the amount described in Section 3.4.

     (t)  Validity of Documents.  The related Mortgage and Mortgage Note is the
          ---------------------
legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to such Home Equity Loan had full legal capacity to execute all documents relating to such Home Equity Loan and convey the estate therein purported to be conveyed.

     (u)  No Satisfaction of Mortgage.  The Mortgage has not been satisfied,
          ---------------------------
canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

     (v)  Original Terms Unmodified.  The terms of the related Mortgage Note and
          -------------------------
Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Certificateholders.

     (w)  No Shared Interest.  Such Home Equity Loan does not have a shared
          ------------------
appreciation feature, or other contingent interest feature.

     (x)  Improvements.  To the best knowledge of the Seller, no improvement
          ------------
located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation. To the best knowledge of the Seller, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, and such Mortgaged Property is lawfully occupied under the applicable law.

     (y)  Deed of Trust.  With respect to each related Mortgage constituting a
          -------------
deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses (except in connection with a trustee's sale after default by the related obligor) are or will become payable by the Holders, the Trustee or the Trust to the trustee under the deed of trust.

     (z)  Customary Provisions.  The related Mortgage contains customary and,
          --------------------
subject to Section 2.4(t), enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related obligor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose on the related Mortgaged Property.

     (aa) Real Property.  Such Home Equity Loan is a mortgage loan principally
          -------------
secured by an interest in real property for purposes of the REMIC provisions of the Code and is secured by a first, second or more junior priority Mortgage.

     (bb) Relief Act.  As of the Cut-Off Date, no Home Equity Loan had a Loan
          ----------
Rate of less than 6.0% and no Home Equity Loan had been modified under the Relief Act.

     (cc) Underwriting Guidelines.  The credit underwriting guidelines
          -----------------------
applicable to such Home Equity Loan conformed in all material respects to the description thereof set forth in the Prospectus.

     (dd) No Defaults.  There is no default, breach, violation or event of
          -----------
acceleration existing under the Mortgage or the Mortgage Note and, to the best of the Seller's knowledge, no event that, with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

     (ee) Balloon Loans; Negative Amortization.  None of the Home Equity Loans
          ------------------------------------
are Balloon Loans and none of the Home Equity Loans provide for negative amortization.

     (ff) Amortization.  Each Mortgage Note provides for a schedule of
          ------------
substantially equal monthly payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date.

     It is understood and agreed that the representations and warranties set forth in this Section shall survive the sale and assignment of the Home Equity Loans to the Trustee. Upon discovery by any officer of the Seller, the Master Servicer, the Insurer or the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the interests of the Insurer or the Certificateholders in the related Home Equity Loan or Home Equity Loans, the party discovering such breach shall give prompt written notice to the other parties hereto. Within 90 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects. Unless, prior to the expiration of such 90 day period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Seller shall, not later than the Business Day next preceding the Payment Date in the month following the related Remittance Period in which any such cure period expired (or at the election of the Seller, an earlier Remittance Period), repurchase such Home Equity Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto not already applied to reduce the Principal Balance of such Home Equity Loan) at its Purchase Price or substitute such Home Equity Loan, in each case in the same manner and subject to the same conditions as set forth in Section 2.2. Upon making any such repurchase or substitution, the Seller shall be entitled to receive an instrument of assignment or transfer prepared by the Seller from the Trustee, without recourse to the Trustee, to the same extent and subject to the same conditions as set forth in Section 2.2 with respect to the repurchase or substitution of Ineligible Home Equity Loans under that Section.

     The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase or substitution of any Home Equity Loan pursuant to this Section or the eligibility of any Home Equity Loan for purposes of this Section.

     It is understood and agreed that the obligation of the Seller to repurchase or substitute any Home Equity Loan (or any property acquired in respect thereof or any insurance policy or insurance proceeds with respect thereto) pursuant to this Section shall constitute the sole remedy against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions as of the Closing Date available to the Certificateholders or the Trustee on behalf of the Certificateholders.


     Section 2.5  Execution and Authentication of Certificates. The Trustee has
                  --------------------------------------------
caused to be executed (not in its individual capacity, but solely as Trustee), countersigned, solely for authentication purposes, and delivered to or upon the order of the Master Servicer on behalf of the Seller, in exchange for the Home Equity Loans and other assets in the Trust, concurrently with the transfer and assignment to the Trustee of the Home Equity Loans and delivery to the Trustee of the Certificate Insurance Policy, Certificates in authorized denominations evidencing the entire ownership of the Trust.


                                  ARTICLE III


                          ADMINISTRATION AND SERVICING
                              OF HOME EQUITY LOANS


     Section 3.1  The Master Servicer. The Master Servicer shall, or shall cause
                  -------------------
any Subservicer to, manage, service, administer and make collections on the Home Equity Loans and make Servicing Advances in accordance with the Servicing Standards, and shall have full power and authority, acting alone or through any Subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Any amounts received by any Subservicer in respect of a Home Equity Loan shall be deemed to have been received by the Master Servicer whether or not actually received by it and shall be deposited into the Collection Account as required by Section 3.2(b). The Master Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on such Home Equity Loans, investigating delinquencies, sending coupon books to Obligors, reporting tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions pursuant to Sections 5.1 and 5.2 and otherwise pursuant to this Agreement. Notwithstanding the performance of the Master Servicer's obligations hereunder through a Subservicer, the Master Servicer shall remain liable and obligated to the

Trustee and the Certificateholders for the Master Servicer's duties and obligations under this Agreement, without any diminution of such duties and obligations and as if the Master Servicer itself were performing such duties and obligations. The Master Servicer shall follow the Servicing Standards in performing its duties as Master Servicer. Without limiting the generality of the foregoing, the Master Servicer (i) shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Trust, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Home Equity Loans and with respect to the Mortgaged Properties securing such Home Equity Loans; and (ii) subject to Section 3.2(a), may also consent to the modification of the terms of any Mortgage Note or the terms of a Home Equity Loan if such modification is consistent with the Servicing Standards. The Trustee shall upon request of a Servicing Officer furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

     The Master Servicer shall not extend a Home Equity Loan if such extension would extend the termination date of the Trust beyond October, 2028.

     The Master Servicer may sue to enforce or collect on any of the Home Equity Loans or any insurance policy covering a Home Equity Loan, in its own name if possible, or on behalf of the Trust. If the Master Servicer commences a legal proceeding to enforce a Home Equity Loan or any such insurance policy, the Trustee shall thereupon be deemed to have automatically assigned the Home Equity Loan or the rights under such insurance policy to the Master Servicer for purposes of collection only. If, however, in any suit or legal proceeding for enforcement, it is held that the Master Servicer may not enforce or collect on a Home Equity Loan or any insurance policy covering a Home Equity Loan on the ground that it is not a real party in interest or a holder entitled to enforce such Home Equity Loan or such insurance policy, as the case may be, then the Trustee shall, upon written request of a Servicing Officer, furnish the Master Servicer with such powers of attorney and other documents necessary or appropriate to enable the Master Servicer to enforce such Home Equity Loan or insurance policy, as the case may be.

     The relationship of the Master Servicer (and of any successor to the Master Servicer as Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.


     Section 3.2  Collection of Certain Loan Payments.
                  -----------------------------------

     (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans as and when the same shall become due, and shall, to the extent such procedures shall be consistent with this Agreement, at all times follow the Servicing Standards. Consistent with the first sentence of this subsection (a), the Master Servicer may in its discretion (i) change the date of the month in which payment is due for any Home Equity Loan, provided that such Home Equity Loan is not in default or in imminent default at the time of such change, (ii) reduce the amount of the monthly payment due on any Home Equity Loan in accordance with the Servicing Standards, provided that such Home Equity Loan is not in default or in imminent default at the time of such reduction and provided further that as long as the Obligor is paying such reduced amount, the related Home Equity Loan will be recorded as delinquent by the Master Servicer and the Master Servicer shall, to the extent provided in Section 3.15, make all necessary Advances thereon in accordance with the original amortization schedule, (iii) execute a subordination agreement with a senior mortgagee on any Mortgaged Property in connection with a refinancing of the senior mortgage loan, provided that the principal balance of the new senior mortgage loan shall not be greater than the principal balance of the senior mortgage loan which was refinanced plus closing costs incurred in such refinancing, or (iv) waive any late payment charges, charges for checks returned for insufficient funds, prepayment fees or any assumption fees or other fees which may be collected in the ordinary course of servicing such Home Equity Loan. Notwithstanding the foregoing, the Master Servicer may not (i) extend the final maturity , (ii) reduce the interest rate or interest payable, or (iii) reduce the principal balance in respect of any Home Equity Loan.

     (b) On or before the Closing Date, the Master Servicer shall establish and shall thereafter maintain or cause to be maintained the Collection Account, which shall be an Eligible Account, in the name of the Trustee for the benefit of the Insurer and the Certificateholders. In the event the Collection Account is not maintained with the Trustee, the Master Servicer shall deliver to the Trustee at the time of the establishment of the Collection Account, an Officer's Certificate setting forth the location, title and account number of the Collection Account.


     The Master Servicer will deposit all payments received with respect to the Home Equity Loans into the Collection Account within two Business Days of receipt thereof including:

          (i) all amounts received by the Master Servicer or any Subservicer with respect to the Home Equity Loans representing payments from or for the account of Obligors;

          (ii)   any Insurance Proceeds;

          (iii)  any Purchase Price;

          (iv)   any Net Liquidation Proceeds;

          (v) any amounts required to be deposited by the Master Servicer in connection with any REO Property pursuant to Section 3.6;

          (vi) any amounts required to be deposited by the Master Servicer pursuant to Section 3.4 in connection with the deductible clause in any blanket hazard insurance policy, such deposit to be made from the Master Servicer's own funds, without reimbursement therefore; and

          (vii)  funds paid by the Master Servicer pursuant to Section 10.1.

The foregoing requirements respecting deposits to the Collection Account are exclusive, and the Master Servicer need not deposit in the Collection Account amounts representing any Monthly Servicing Fees, fees or late charge penalties payable by Obligors or other similar items, amounts reimbursable to the Master Servicer as Liquidation Expenses pursuant to Section 3.8, Servicing Advances reimbursable to the Master Servicer, amounts received by the Master Servicer from or for the accounts of Obligors for application towards the payment of taxes, insurance premiums, assessments and similar items, Advances reimbursable to the Master Servicer, or Nonrecoverable Advances reimbursable to the Master Servicer.


     Section 3.3  Withdrawals from the Collection Account. The Master Servicer
                  ---------------------------------------
may, from time to time, make, or cause the Trustee to make, withdrawals from the Collection Account for the following purposes:

     (a) to reimburse the Master Servicer for Nonrecoverable Advances to the extent the Master Servicer has not retained such amounts pursuant to Section 3.2(b);

     (b) to reimburse the Master Servicer for Advances, Servicing Advances and Liquidation Expenses, the Master Servicer's right to reimburse itself pursuant to this subclause (b) being limited to amounts received on the related Home Equity Loan which represent late payments of principal and/or interest respecting which any such advance was made, Liquidation Proceeds, Insurance Proceeds or any other amounts received in respect of such Home Equity Loan, to the extent the Master Servicer has not retained such amounts pursuant to Section 3.2(b);

     (c)  to make distributions pursuant to Section 5.1;

     (d) to pay to the Seller or the Master Servicer amounts received in respect of Ineligible Home Equity Loans which were reflected in the calculation of the related Purchase Price;

     (e) to pay to the Master Servicer the Monthly Servicing Fee, and any additional servicing compensation to which it is entitled and in respect of which it has not retained funds for any Remittance Period pursuant to Section
3.8 or Section 3.2(b);

     (f) to reimburse the Master Servicer for unreimbursed Liquidation Expenses with respect to any Liquidated Home Equity Loan pursuant to Section 3.8, to the extent the Master Servicer has not retained such amounts pursuant to Section 3.2(b);

     (g) to reimburse the Master Servicer for any expenses, settlement payments, costs and liabilities to which the Master Servicer is entitled pursuant to this Agreement, to the extent the Master Servicer has not retained such amounts pursuant to Section 3.2(b);

     (h) to withdraw any amount received from a Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

     (i) to make investments in Eligible Investments and, after effecting the remittance described in clause (a) above, to pay itself (to the extent not retained) interest or investment income earned in respect of Eligible Investments or on funds deposited in the Collection Account;

     (j) to withdraw funds necessary for the conservation and disposition of REO Property (including as provided in Section 3.6 hereof), to the extent the Master Servicer has not retained such amounts pursuant to Section 3.2(b);

     (k) to make Advances and Servicing Advances (to the extent provided for in Section 3.15 and 3.16 hereof); and

     (l) to clear and terminate the Collection Account upon the termination of the Pooling and Servicing Agreement.

     The Master Servicer may withdraw amounts payable to itself and the Insurer pursuant to this Section 3.3 from the Collection Account at any time it is entitled thereto, irrespective of the sufficiency of Available Payment Amount therein for any Payment Date.

     In addition, if the Master Servicer deposits in the Collection Account any amount not required to be deposited therein or any amount in respect of payments by Obligors made by checks subsequently returned for insufficient funds or other reason for non-payment, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding, and any amount subject to such a withdrawal shall not be included in the Available Payment Amount.

     Section 3.4  Maintenance of Fire and Hazard Insurance: Mortgaged Property
                  ------------------------------------------------------------
Protection Expenses. The Master Servicer, in accordance with the Servicing
-------------------
Standards and in accordance with law, shall exercise its best reasonable efforts to cause to be maintained by the Obligor for each Home Equity

Loan fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Home Equity Loan and (ii) outstanding principal balance of the related Home Equity Loan. Notwithstanding the foregoing, no fire or hazard insurance needs to be maintained on any Mortgaged Property if (i) the Principal Balance of the Home Equity Loan is equal to or less than $5,000 or (ii) the value of the real property, without taking into account the value of any improvements thereon, with respect such Mortgaged Property is greater than the Principal Balance of the related Mortgage Loan.

     The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value from time to time of the improvements which are a part of such property or (b) the combined unpaid principal balance of such Home Equity Loan and any mortgage loan senior to such Home Equity Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Master Servicer of related Liquidation Expenses to be incurred in connection therewith.

     Amounts collected by the Master Servicer under any such policies shall be deposited in the Collection Account to the extent that they constitute Insurance Proceeds pursuant to Section 3.2(b). The Master Servicer shall be under no obligation to require that any Obligor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Home Equity Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Master Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Rating Agencies insuring against fire and hazard losses, it shall conclusively be deemed to have satisfied its obligations as set forth in the first and second sentences of this Section 3.4, it being understood and agreed that such policy may contain a deductible clause, in which case (or in the event that there is no fire and hazard insurance policy covering a Mortgaged Property) the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first or third sentences of this Section 3.4, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

     Section 3.5  Assumption and Modification Agreements. In any case in which a
                  --------------------------------------
Mortgaged Property has been or is about to be conveyed by the Obligor, the Master Servicer shall, to the extent permitted under applicable law, exercise its right, if any, to accelerate the maturity of the Home Equity Loan secured thereby, under a due-on-sale clause, if any, therein. To the extent that the Master Servicer reasonably believes that such acceleration is not permitted under applicable law, the Master Servicer is further authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person shall become liable under the Mortgage Note and the Obligor shall remain liable thereon. If the related Home Equity Loan contains a due-on-sale clause, no assumption or modification shall be permitted if any term of the Home Equity Loan other than the identity of the Obligor would thereby be changed. The Master Servicer shall forward to the Trustee the original copy of such assumption and modification agreement, which shall, for all purposes, be considered a part of the related Loan File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into any such agreement may be retained by the Master Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph of this Section or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Equity Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer which the Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

     Section 3.6  Realization Upon REO Property. On behalf of the Trust, the
                  -----------------------------
Master Servicer shall use its commercially reasonable efforts to foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Home Equity Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.2, to the extent any such foreclosure or conversion is consistent with the Servicing Standards. In connection with such foreclosure or other conversion, the Master Servicer shall follow the Servicing Standards. The foregoing is subject to the provision that the Master Servicer shall not advance its own funds in connection with any foreclosure or towards the curing of any default on a related senior mortgage loan or restoration of any Mortgaged Property unless it shall in good faith determine that (i) such foreclosure, cure or restoration will increase Liquidation Proceeds by an amount greater than the amount of such expenditures, and (ii) such advance would not be a Nonrecoverable Advance. Any such advance so made shall be a Servicing Advance for purposes of this Agreement.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the Master Servicer shall cause the deed or certificate of sale to be issued to the Trustee, or to its nominee on behalf of Certificateholders, or to the Master Servicer, and to be recorded pursuant to applicable law and the Master Servicer shall manage, conserve, protect and operate each such Mortgaged Property for the Certificateholders solely for the purpose of its prompt disposition and sale. In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Home Equity Loan, such Mortgaged Property shall be disposed of by the Master Servicer on behalf of the Trust as expeditiously as possible.

     The Master Servicer shall deposit or cause to be deposited within two Business Days of receipt in the Collection Account, all revenues received with respect to REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.4 hereof and the fees of any managing agent acting on behalf of the Master Servicer. The Master Servicer shall maintain separate accounting records for each REO Property showing all income and expenses for each REO Property.

     The Master Servicer shall sell any such REO Property within 18 months of its acquisition by the Trust, unless the Master Servicer delivers to the Trustee a Special Tax Opinion, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding. Notwithstanding the generality of the foregoing provisions, the Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer advance funds, as a Servicing Advance, to protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the owners, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

     In determining whether to foreclose upon or otherwise comparably convert the ownership of a Mortgaged Property, the Master Servicer, in accordance with the Servicing Standard, shall take into account (and shall not be required to foreclose or otherwise convert the ownership of such Mortgaged Property in the case of) the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on such Mortgaged Property.

     Upon any such sale of a Mortgaged Property, the Trustee shall, at the written request of the Master Servicer and upon being supplied with appropriate forms therefor, execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser title to such Mortgaged Property, and, within seven Business Days of its receipt of the proceeds of such sale or auction, release or cause to be released to the purchaser the related Loan File, and the Trustee shall have no further responsibility with regard to such Loan File. Neither the Trustee nor the Master Servicer, acting on behalf of the Trust, shall provide financing from the Trust to any purchaser of any such Mortgaged Property, but such Persons shall be entitled to provide financing from other funds available to them.

     Section 3.7  Trustee to Cooperate. Upon the payment in full of the
                  --------------------
Principal Balance of any Home Equity Loan, the Master Servicer will immediately notify the Trustee by a certification in the form of Exhibit C hereto (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.2 have been so deposited or credited) of a Servicing Officer. Upon any such payment in full, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.1, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer at the expense of the Obligor if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts on deposit in the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Home Equity Loan, the Trustee or such Custodian shall, upon request of the Master Servicer and delivery to the Trustee or the Custodian of a trust receipt, in the form annexed hereto as Exhibit D, signed by a Servicing Officer, promptly release the related Loan File to the Master Servicer, and the Trustee shall promptly execute such documents, in the forms provided by the Master Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Master Servicer to, or to cause the applicable Subservicer to, return the Loan File to the Trustee or the Custodian when the need therefor by the Master Servicer no longer exists unless the Home Equity Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be promptly released by the Trustee to the Master Servicer.

     In order to facilitate the foreclosure of the Mortgage securing any Home Equity Loan, the Trustee shall, if so requested, promptly execute an appropriate assignment prepared by the Master Servicer in the form provided to the Trustee by the Master Servicer to assign such Home Equity Loan for the purpose of collection to the Master Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Home Equity Loan and deposit or credit the Net Liquidation Proceeds received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Home Equity Loan are paid by the Obligor and any other defaults are cured, then the assignee for collection shall promptly reassign such Home Equity Loan to the Trustee and return it to the place where the related Loan File was being maintained prior to such assignment.

     The Trustee, when requested in writing by a Servicing Officer, shall promptly execute any document deemed appropriate and not adverse to the interests of the Holders of the Class A Certificates in the Home Equity Loans, including, but not limited to, consents to the granting of easements, leases or licenses on the Mortgaged Properties, subordination agreements or any other document requested by an Obligor. Any such request of a Servicing Officer shall state that the Master Servicer has determined such document to be appropriate, not adverse to the interests of the Holders of the Class A Certificates in the related Home Equity Loan and executed and delivered in accordance with the Servicing Standards. The Trustee shall forward to the Master Servicer, promptly after receipt, any notices or other documents with respect to the Home Equity Loans received by the Trustee from third parties.

     Section 3.8  Servicing Compensation; Recovery of Liquidation Expenses by
                  -----------------------------------------------------------
Master Servicer. The Master Servicer shall be entitled, for itself and on behalf
---------------
of any Subservicer, as appropriate, to receive as compensation for its services in connection with servicing the Home Equity Loans during each Remittance Period an amount equal to the Monthly Servicing Fee subject to Section 3.17 hereof. Additional servicing compensation in the form of assumption fees, modification fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees or extension and other administrative charges, all to the extent paid by or on behalf of the Obligors (which charges may be deducted from an Obligor's payment prior to the application of such payment to the related Home Equity Loan), and all reinvestment income from the Collection Account shall be the property of the Master Servicer and shall be retained by the Master Servicer or withdrawn pursuant to Section 3.3. The Master Servicer shall also be entitled to reimbursement for Liquidation Expenses from the Collection Account to the extent that Liquidation Expenses for any Liquidated Home Equity Loan exceeds Liquidation Proceeds with respect to such Liquidated Home Equity Loan or to the extent that such Liquidation Expense becomes a Nonrecoverable Advance. Any reimbursement for such Liquidation Expenses not paid to the Master Servicer for any Remittance Period shall be carried forward until paid or reimbursed in full. Notwithstanding any other provision of this Agreement, the Master Servicer shall not pay any Liquidation Expense that it determines in its reasonable judgment would be, if paid, a Nonrecoverable Advance.

     Section 3.9  Annual Statement as to Compliance; Notice of Default. (a) The
                  ----------------------------------------------------
Master Servicer shall deliver to the Trustee, the Insurer and to each Rating Agency on or before December 31 of each year commencing December 31, 1998, an Officer's Certificate, stating that (i) a review of the activities of the Master Servicer during the preceding 12-month period (or longer period commencing as of the Closing Date, in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Master Servicer shall deliver to the Trustee, the Insurer and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Termination Event.

     Section 3.10 Annual Independent Certified Public Accountant's Report. The
                  -------------------------------------------------------
Master Servicer shall cause a firm of nationally recognized independent certified public accountants, who may also render other services to the Master Servicer or to the Seller, to deliver to the Trustee, the Insurer and each Rating Agency on or before April 30 of each year, beginning April 30, 1999 a report dated as of December 31 of the preceding year, to the effect that such firm has conducted certain procedures substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (to the extent the procedures in such guide are applicable to the servicing obligations set forth herein) for the preceding calendar year (or longer period, commencing as of the Closing Date, in the case of the first such statement), related to certain documents and records pertaining to the servicing of the Home Equity Loans and that, on the basis of such procedures, such firm is of the opinion that such servicing was conducted in compliance with this Agreement, except for such exceptions as shall be set forth in such report.

     The above-referenced report will also indicate that the firm rendering the report is independent of the Master Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     Section 3.11 Access to Certain Documentation and Information Regarding
                  ---------------------------------------------------------
Home Equity Loans.
-----------------

     (a) The Master Servicer shall, and shall cause the applicable Subservicer, to provide to the Trustee and Certificateholders access to the documentation regarding the Home Equity Loans in such Subservicer's possession in such cases where the Certificateholders shall be required by applicable statutes or regulations to review such documentation (including, without limitation, 12 CFR 571.13). Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Master Servicer or any Subservicer. Nothing in this Section shall affect the obligation of the Master Servicer or any Subservicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer or any Subservicer to provide access to information as a result of such obligation shall not constitute a breach of this
Section 3.11(a).

     (b) The Master Servicer shall supply information in such form as the Trustee shall reasonably request to the Paying Agent and the Trustee, on or before the Determination Date for the related Payment Date, as is required in the Trustee's reasonable judgment to enable the Paying Agent or the Trustee, as the case may be, to make required distributions and to furnish the required reports to Certificateholders.

     (c) A copy of the Officer's Certificate referred to in Section 3.9(a) and the report referred to in Section 3.10 may be obtained by any Certificateholder at the Master Servicer's expense by a request in writing to the Trustee addressed to the Trustee at its Corporate Trust Office.

     Section 3.12 Master Servicer Expenses. The Master Servicer shall be
                  ------------------------
required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, taxes imposed on the Master Servicer, expenses incurred in connection with distributions and reports to Certificateholders, all Trustee fees and expenses payable to the Trustee pursuant to Section 9.5 hereof, and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders, and shall not be entitled to reimbursement therefor except to the extent that such expenses are reimbursable as specifically provided herein.

     Section 3.13 Maintenance of Certain Servicing Policies.  The Master
                  -----------------------------------------
Servicer shall, during the term of its service as Master Servicer, maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Such policy and bond shall be in such amounts and with such carriers as are consistent with the Servicing Standards.

     Section 3.14 Recordation of Satisfaction of Lien.  In those instances in
                  -----------------------------------
which the Master Servicer has notice that a lien which is senior to the lien of a Home Equity Loan has been satisfied, the Master Servicer shall promptly, at no expense to the Trust and in accordance with the Servicing Standards, take such actions as are necessary to ensure that a release of such senior lien or satisfaction of such senior lien is recorded in the appropriate recording office to reflect such satisfaction.

     Section 3.15 Advances. Not later than two Business Days prior to each
                  --------
Payment Date, the Master Servicer will advance an amount equal to all monthly payments of interest that were due on a Home

Equity Loan and delinquent at the close of business on the last day of the preceding calendar month (an "Advance") to the extent that the Master Servicer, in its sole discretion, believes that the amount so advanced will be recoverable from subsequent payments and collections in respect of any such delinquent Home Equity Loans or from other sources of cash held or to be held by the Trust in the Collection Account with respect to such delinquent Home Equity Loans. Notwithstanding any other provision of this Agreement, the Master Servicer shall not make any Advance that it determines in its reasonable judgment would be, if made, a Nonrecoverable Advance.

     The Master Servicer shall, in connection with any Advance, prior to such Payment Date remit to the Trustee for deposit in the Certificate Account from its own funds an amount equal to the Advance. The Master Servicer may reduce the total amount of Advances to be deposited in the Certificate Account as required by the foregoing sentence by the amount of funds in the Collection Account which represent Scheduled Payments paid by Obligors but not yet due. The Master Servicer shall replace any such funds by the applicable due date. Any such Advance shall be included with the distribution to the Certificateholders on the related Payment Date. The Master Servicer will be entitled to recover the amount of any Advance on subsequent Payment Dates from funds received with respect to such delinquent Home Equity Loans. The Master Servicer shall be entitled to reimbursement for Nonrecoverable Advances from the Collection Account at any time. On each Payment Date following any Remittance Period in which the Master Servicer has reimbursed itself for a Nonrecoverable Advance, it shall deliver to the Trustee an Officer's Certificate stating the amount of such Nonrecoverable Advances reimbursed. If the Master Servicer determines not to make an Advance because such Advance is not required hereunder, it shall on the related Payment Date furnish to the Trustee notice of such determination.

     Section 3.16  Servicing Advances. The Master Servicer will make all
                   ------------------
necessary Servicing Advances with respect to each Home Equity Loan to the extent that the Master Servicer, in its sole discretion, believes that the amount so advanced will be recoverable from subsequent payments and collections in respect of any such Home Equity Loans or from other sources of cash held or to be held by the Trust in the Collection Account with respect to such delinquent Home Equity Loans. The Master Servicer may withdraw amounts from the Collection Account in respect of Servicing Advances which represent Scheduled Payments paid by Obligors but not yet due. The Master Servicer shall replace any such funds by the applicable due date. The amount of any Servicing Advance made in a Remittance Period with respect to the related Home Equity Loan will be recovered by the Master Servicer from payments received during such Remittance Period with respect to all Home Equity Loans until fully reimbursed to the Master Servicer pursuant to Section 3.3 hereof. The Master Servicer shall be entitled to reimbursement for Nonrecoverable Advances from the Collection Account at any time. On each Payment Date following any Remittance Period in which the Master Servicer has reimbursed itself for a Nonrecoverable Advance, it shall deliver to the Trustee an Officer's Certificate stating the amount of such Nonrecoverable Advances reimbursed. Notwithstanding any other provision of this Agreement, the Master Servicer shall not make any Servicing Advance that it determines in its reasonable judgment would be, if made, a Nonrecoverable Advance.

     Section 3.17  Prepayment Interest Shortfall.
                   -----------------------------

     Not later than two Business Days prior to each Payment Date, the Master Servicer shall remit to the Trustee, without any right of reimbursement, an amount equal to, with respect to each Home Equity Loan as to which a principal prepayment in full was received during the related Remittance Period, the lesser of (a) the excess, if any, of the sum of 30 days' interest on the principal balance of each such Home Equity Loan (or at such lower rate as may be in effect because of application of the Civil Relief Act) minus the Servicing Fees for such Home Equity Loan, over the amount of interest actually paid by the related Obligor in connection with each such principal prepayment for such Remittance Period (with respect to all such Home Equity Loans, the "Prepayment Interest Shortfall") and (b) the sum of the Servicing Fees with respect to the most recently ended Remittance Period.

                                  ARTICLE IV

                   SERVICING CERTIFICATE; COLLECTION ACCOUNT


     Section 4.1  Servicing Certificate. With respect to each Payment Date, the
                  ---------------------
Master Servicer shall, not later than the related Determination Date, provide the Trustee with the information necessary for the Trustee to prepare the statements required in Section 5.2 in a form satisfactory to the Trustee so that the Trustee can prepare the information required in Section 5.2 hereof.

     Section 4.2  Collection Account. The Master Servicer shall direct the
                  ------------------
institution managing the Collection Account to invest any funds in the Collection Account in Eligible Investments (including obligations of the Master Servicer or any of its Affiliates, if such obligations otherwise qualify as Eligible Investments) selected by the Master Servicer, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that any investment in the institution with which the Collection Account is maintained and which is the Paying Agent may mature on such Payment Date) and shall not be sold or disposed of prior to its maturity. Such Eligible Investments shall be made in the name of the Trustee and for the benefit of the Certificateholders and the Insurer. All net income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time, and any loss realized from any such investment will be at the sole cost and expense of the Master Servicer and shall be charged against the Monthly Servicing Fee for the related Remittance Period. In the event that the Monthly Servicing Fee is insufficient to cover any such loss, the Master Servicer shall deposit into the Collection Account from its own funds the amount of such loss. The Trustee shall not be liable for any such investment losses except to the extent the Trustee is the obligor of any such Eligible Investment.

                                   ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS


     Section 5.1  Distributions.  (a) Not later than two Business Days prior to
                  -------------
each Payment Date, the Master Servicer shall transfer the Available Payment Amount on deposit in the Collection Account for such Payment Date to the Certificate Account. On each Payment Date, the Trustee shall, based upon information set forth in the Servicing Certificate relating to such Payment Date, make allocations and distributions from the Certificate Account out of the Available Payment Amount in the following priority:

          (x)   With respect to the Fixed Rate Group Certificates:


          (i) first, from the Fixed Available Payment Amount, to the Insurer the amount of the Premium attributable to the Fixed Rate Group and, to the extent not paid pursuant to clause (y)(i) on such Payment Date, the amount of the Premium attributable to the Floating Rate Group;

          (ii) second, the Trustee shall allocate, but not actually pay pursuant to this clause, an amount equal to the Total Monthly Excess Cashflow for Fixed Rate Group in the following order of priority:

                (A) first, an amount equal to the Available Funds Shortfall for the Fixed Rate Group as part of the related Principal Payment pursuant to clause (x)(iv)(C) (such shall be allocated sequentially as provided for in the definition of Principal Payment);

                (B) second, after giving effect to amounts applied pursuant to clause (y)(ii)(A) on such Payment Date, an amount equal to the Available Funds Shortfall for the Floating Rate Group as part of the related Principal Payment for the Class A-5 Certificates pursuant to clause (x)(iv)(D);

                (C) third, to the Insurer in respect of any Reimbursement Amount owed to the Insurer with respect to the Fixed Rate Group;

                (D) fourth, to the Insurer in respect of any Reimbursement Amount owed to the Insurer with respect to the Floating Rate Group after giving effect to any amounts applied pursuant to clause
          (y)(ii)(C) on such Payment Date;

          (iii) third, the amount, if any, of the Net Monthly Excess Cashflow with respect to the Fixed Rate Group on such Payment Date remaining after the allocations described in clauses (x)(i) and (x)(ii) above shall be allocated (but not actually paid pursuant to this clause) by the Trustee in the following order of priority:

                (A) first, an amount equal to the lesser of such Net Monthly Excess Cashflow and the Overcollateralization Deficiency for the Fixed Rate Group shall be allocated to the Holders of the Fixed Rate Group Certificates as part of the related Principal Payment (such amount shall be allocated sequentially as provided for in the definition of Principal Payment);

                (B) second, an amount equal to the lesser of the remaining Net Monthly Excess Cashflow and the remaining Overcollateralization Deficiency for the Floating Rate Group, after giving effect to the allocation made pursuant to clause (y)(iii)(A) on such Payment Date, shall be allocated to the Holders of the Class A-5 Certificates as part of the related Principal Payment; and

          (iv) fourth, following the making of all of the allocations described above, the following disbursements shall be made from the Fixed Available Payment Amount remaining after distributions pursuant to clause (x)(i):

                (A) to the Insurer, the amounts described in clauses (x)(ii)(C) and (D) above;

                (B) concurrently, to each Holder of a Class of the Fixed Rate Group Certificates, the applicable Current Interest, with any shortfall being allocated pro rata among such Classes based on their respective amounts of Current Interest;

                (C) to Holders of the Fixed Rate Group Certificate, an amount equal to the related Principal Payment (such amount shall be distributed sequentially as provided for in the definition of Principal Payment);

                (D) to the Holders of the Class A-5 Certificates, any amounts specified in clauses (x)(ii)(B) and (x)(iii)(B) above;

                (E) to the Class A-1 Certificateholders, an amount equal to the related Class A-1 LIBOR Cumulative Difference Amount;

                (F) to the Class A-5 Certificateholders, an amount equal to the related Class A-5 LIBOR Cumulative Difference Amount to the extent not paid pursuant to clause(y)(iv)(E) on such Payment Date;

          (v)   fifth, to the Class R Certificateholders; and

          (y)   with respect to the Class A-5 Certificates:

          (i) first, from the Floating Available Payment Amount, to the Insurer the amount of the Premium attributable to the Floating Rate Group and, to the extent not paid pursuant to clause (x)(i) on such Payment Date, the amount of the Premium attributable to the Fixed Rate Group;

          (ii) second, the Trustee shall allocate, but not actually pay pursuant to this clause, an amount equal to the Total Monthly Excess Cashflow for the Floating Rate Group in the following order of priority:

                (A) first, an amount equal to the Available Funds Shortfall for the Floating Rate Group as part of the related Principal Payment;

                (B) second, after giving effect to amounts applied pursuant to clause (x)(ii)(A) on such Payment Date, an amount equal to the Available Funds Shortfall to Holders of the Fixed Rate Group Certificates as part of the related Principal Payment (such shall be allocated sequentially as provided for in the definition of Principal Payment);

                (C) third, to the Insurer, any Reimbursement Amount owed to the Insurer with respect to the Floating Rate Group;

                (D) fourth, to the Insurer, any Reimbursement Amount owed to the Insurer with respect to the Fixed Rate Group, after giving effect to amounts applied pursuant to clause (x)(ii)(C) on such Payment Date;

          (iii) third, the amount, if any, of the Net Monthly Excess Cashflow with respect to the Floating Rate Group on such Payment Date remaining after the allocations described in clauses (y)(i) and (y)(ii) above shall be allocated (but not actually paid pursuant to this clause) by the Trustee in the following order of priority:

                (A) first, an amount equal to the lesser of such Net Monthly Excess Cashflow and the Overcollateralization Deficiency for the Floating Rate Group shall be allocated to the Class A-5
          Certificateholders as part of the related Principal Payment;

                (B) second, an amount equal to the lesser of the remaining Net Monthly Excess Cashflow and the remaining Overcollateralization Deficiency for the Fixed Rate Group, after giving effect to the allocations made pursuant to clause (x)(iii)(A) on such Payment Date, shall be allocated to the Holders of the Fixed Rate Group Certificates as part of the related Principal Payment (such amount shall be allocated sequentially as provided for in the definition of Principal Payment); and

          (iv) fourth, following the making of all of the allocations described above, the following disbursements shall be made from the Floating Available Payment Amount remaining after distributions pursuant to clause
     (y)(i):

                (A) to the Insurer, the amounts described in clauses (y)(ii)(C) and (D) above;

                (B) to the Holders of the Class A-5 Certificates, the applicable Current Interest;

                (C) to the Holders of the Class A-5 Certificates, an amount equal to the related Principal Payment;

                (D) to the Holders of the Fixed Rate Group Certificates, any amounts specified in clauses (y)(ii)(B) and (y)(iii)(B) above (such amount shall be distributed sequentially as provided for in the definition of Principal Payment);

                (E) to the Class A-5 Certificateholders, an amount equal to the related Class A-5 LIBOR Cumulative Difference Amount;

                (F) to the Class A-1 Certificateholders, an amount equal to the related Class A-1 LIBOR Cumulative Difference Amount to the extent not paid pursuant to clause(x)(iv)(E) on such Payment Date; and

     (v)  fifth, to the Class R Certificateholders.

     The Trustee shall distribute to each Certificateholder of record on the related Record Date (other than as provided in Section 10.1 respecting the final distribution) by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or upon written request by a Holder of a Class A Certificate, by wire transfer, in immediately available funds, to a bank account maintained in the United States (in the event such Certificateholder owns of record one or more Class A Certificates which have principal denominations aggregating at least $1,000,000 and has given the Trustee, at least five Business Days prior to such distribution, written instruction for making such wire transfer), or by such other means of payment as such Certificateholder and the Trustee shall agree, such Certificateholder's Percentage Interest in, as applicable, the amounts distributable to each Class of the Class A Certificateholders, as appropriate.

     (b) If, as determined on the close of business on the third Business Day prior to any Payment Date, after distributions pursuant to Section 5.1(a) on such Payment Date, the Insured Payment will be a positive amount for such Payment Date, the Trustee shall, no later than 10:00 a.m. New York time, on the second Business Day immediately preceding such Payment Date make a claim under the Certificate Insurance Policy in an amount equal to such Insured Payment. Insured Payments shall be deposited in the Certificate Account.

     (c) By becoming a Certificate Owner of a Book-Entry Certificate, each such Certificate Owner shall be deemed to have agreed to the procedures set forth in this subsection (c). Each distribution with respect to a Book-Entry Certificate shall be paid to the Clearing Agency, which is the registered holder of such Book-Entry Certificate and shall be solely responsible for crediting the amount of such distribution to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be solely responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be solely responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of this Agreement. Neither the Trustee, the Certificate Registrar, the Seller nor the Master Servicer shall have any responsibility therefor.

     Section 5.2  Statements to Certificateholders. On each Determination Date,
                  --------------------------------
the Trustee shall prepare and mail on the related Payment Date to each Holder of a Certificate, the Insurer, the Master Servicer and to the Rating Agencies, a statement setting forth:

     (a) the amount of principal paid to each Class of Class A Certificates on such Payment Date;

     (b) the Class A Interest Remittance Amount distributed to Holders of Class A Certificates and the portion thereof allocable to each Class of Class A Certificates, the Class A-1 LIBOR Difference, the Class A-5 LIBOR Difference, the Class A-1 Cumulative Difference, the Class A-5 Cumulative Difference, the Class A-1 Excess, the Class A-5 Excess, the Class A-1 Excess Interest and the Class A-5 Excess Interest;

     (c) the Certificate Balance of each Class of Class A Certificates, each after giving effect to the distribution of principal on such Payment Date;

     (d) the Fixed Group Principal Balance and the Floating Group Principal Balance as of the beginning of the Remittance Period relating to the next Payment Date;

     (e) the number and aggregate Principal Balances (and the percentage of the total number of Fixed Rate Loans and of the Fixed Rate Group Principal Balance) of Fixed Rate Loans which are (i) 60 Day Delinquent Home Equity Loans, and (ii) 90 Day Delinquent Home Equity Loans, respectively, (computed in accordance with the terms of the Fixed Rate Loans) as of the last day of the related Remittance Period and the number and aggregate Principal Balances (and the percentage of the total number of ARM Loans and of the Floating Rate Group Principal Balance) of ARM Loans which are (i) 60 Day Delinquent Home Equity Loans, and (ii) 90 Day Delinquent Home Equity Loans, respectively, (computed in accordance with the terms of the Fixed Rate Loans) as of the last day of the related Remittance Period;

     (f) the number and aggregate Principal Balances of ARM Loans and Fixed Rate Loans (individually for each Home Equity Loan Group and in the aggregate for each Home Equity Loan Group), if any, in foreclosure and the book value of any real estate acquired through foreclosure or deed in lieu of foreclosure, including REO Properties as of the last day of the related Remittance Period and the Principal Balances and number of REO Properties and foreclosure properties;

     (g) the aggregate Principal Balances and number of ARM Loans and Fixed Rate Loans repurchased by the Seller or the Master Servicer during the Remittance Period preceding such Payment Date;

     (h) the amount of the Monthly Servicing Fee paid to the Master Servicer on such Payment Date and the amount reimbursed to the Master Servicer in respect of Liquidation Expenses during the Remittance Period preceding such Payment Date;

     (i) the amount of the Insured Payments, if any, made with respect to such Payment Date;

     (j) the aggregate Principal Balances of any Liquidated Home Equity Loans which are part of the Fixed Rate Group and the aggregate Principal Balances of any Liquidated Home Equity Loans which are part of the Floating Rate Group;

     (k) Liquidation Proceeds received with respect to the Floating Rate Group and the Fixed Rate Group during the related Remittance Period;

     (l) the amount of any Liquidation Expenses being deducted from Liquidation Proceeds or otherwise being charged to the Collection Account with respect to such Payment Date;

     (m) Liquidation Expenses incurred during the related Remittance Period which are not being deducted from Liquidation Proceeds or otherwise being charged to the Collection Account with respect to such Payment Date;

     (n) Net Losses for each of the Floating Rate Group and the Fixed Rate Group as of the last day of the related Remittance Period;

     (o) the number of Fixed Rate Loans and ARM Loans and the Fixed Rate Group Principal Balance and Floating Rate Group Principal Balance as of the last day of the related Remittance Period;

     (p)  the Class R Distribution Amount for such Payment Date;

     (q) the amount of Advances and Servicing Advances made during the related Remittance Period and the amount of reimbursement for such Advances, such Servicing Advances and Nonrecoverable Advances reimbursed to the Master Servicer during the related Remittance Period;

     (r) The amount of Net Losses for the related Remittance Period, the amount of cumulative losses since the Cut-Off Date (individually for each Home Equity Loan Group and in the aggregate for each Home Equity Loan Group), the number and aggregate Principal Balances (and the percentage of the total number of Home Equity Loans and of the aggregate Principal Balances) of Home Equity which are
(i) 60 Day Delinquent Home Equity Loans, and (ii) 90 Day Delinquent Home Equity Loans, respectively, as of the last day of the related Remittance Period; and

     (s) the number and aggregate Principal Balances (and the percentage of the total number of Fixed Rate Loans and of the Fixed Rate Group Principal Balance) of Fixed Rate Loans which are more than 30 days past due as of the last day of the related Remittance Period, the number and aggregate Principal Balances (and the percentage of the total number of ARM Loans and of the Floating Rate Group Principal Balance) of ARM Loans and Floating Rate Group Balance which are more than 30 days past due as of the last day of the related Remittance Period and the number and aggregate Principal Balances (and the percentage of the total number of Home Equity Loans and of the aggregate Principal Balances) of Home Equity Loans and the aggregate Principal Balances which are more than 30 days past due as of the last day of the related Remittance Period (excluding, in all cases, the sum of (i) the 60 Day Delinquent Home Equity Loan Group, (ii) the 90 Day Delinquent Home Equity Loan, (iii) Home Equity Loans that are in foreclosure and (iv) REO Properties).

     In the case of information furnished pursuant to subclasses (a) through (c) above, with respect to the Class A Certificates, the amounts shall be expressed as a dollar amount per Class of Class A Certificate with a $1,000 denomination. Any such statement furnished to a Class A Certificateholder may, if requested by the Master Servicer, omit information pertinent only to the Class R Certificates.

     By January 31 of each calendar year following any year during which the Class A Certificates are outstanding, the Trustee shall prepare a statement containing the information set forth in subclauses (a) through (c) above aggregated for such calendar year. The Trustee shall include in such statement any other information necessary in order to report income in respect of the Certificateholders for federal income tax purposes. On each Payment Date, the Trustee shall prepare and mail to each Holder of a Class R Certificate a copy of the report forwarded to the Holders of Class A Certificates on such Payment Date. The Trustee shall mail to Holders of Class R Certificates a statement setting forth the amount of the distribution, if any, to Holders of Class R Certificates, together with such other information as the Master Servicer deems necessary or appropriate.

     Within 90 days after the end of each calendar year, the Trustee shall prepare and forward to the Trustee for mailing to each Person who at any time during the calendar year was the Holder of a Class R Certificate a statement containing the applicable distribution information relating to the Class R Certificates provided pursuant to this Section 5.2 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that the substantially comparable information shall be provided by the Master Servicer to the Trustee pursuant to any requirements of the Code.

     In the event that the statements required to be sent to Certificate Owners pursuant to this Section are unavailable from the Clearing Agency, Certificate Owners may obtain such statements from the Trustee at its Corporate Trust offices upon written request and certification to the Trustee that they are Certificate Owners, along with payment of any reasonable expenses or fees of the Trustee associated with the distribution of such statements.


                                   ARTICLE VI

                                THE CERTIFICATES


     Section 6.1  The Certificates. The Class A-1, Class A-2, Class A-3, Class
                  ----------------
A-4, Class A-5 and Class R Certificates shall be substantially in the form set forth in Exhibits A-1, A-2, A-3, A-4, A-5, and A-6, respectively, and shall, on original issue, be executed and delivered by the Trustee to or upon the order of the Seller (such order having been signed by the President or a Vice President of the Master Servicer, on behalf of the Seller) concurrently with the sale and assignment to the Trustee of the Trust Fund. So long as the Certificates are Book-Entry Certificates, the each Class of Class A Certificates shall be evidenced by one or more typewritten certificates representing the entire Class A Certificate Balance. Beneficial ownership of a Class of Class A Certificates that is a Book-Entry Certificate may be held in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

     Except for the Class R Certificate representing the Tax Matters Person Residual Interest, the Class R Certificates shall be issuable in a minimum denomination of a 10% Percentage Interest and integral multiples of 1% in excess thereof, except that one Class R Certificate may be in a denomination of less than a 10% Percentage Interest or an integral multiple of 1% such that the aggregate Percentage Interest of all outstanding Class R Certificates will be equal to 100%.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trust by the Trustee (not in its individual capacity but solely as Trustee). Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersigning and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned for authentication purposes by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly issued and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.2  Registration of Transfer and Exchange of Certificates. (a) The
                  -----------------------------------------------------
Trustee shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of

Transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and Transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of Transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to the foregoing paragraph, and in the case of the Class R Certificates, upon satisfaction of the conditions set forth below, the Trustee shall execute, countersign and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of a like Class and like aggregate principal balance in the case of Class A Certificates, or Percentage Interest, in the case of Class R Certificates.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate principal balance in the case of Class A Certificates, or Percentage Interest, in the case of Class R Certificates, upon surrender of the Certificates to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by or be accompanied by a written instrument of Transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

     When a Class A Certificate is issued in registration of a Transfer or exchange, the new Certificate will be issued without reduction of the stated principal balance thereof from that as originally issued.

     No service charge shall be made for any registration of Transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates.

     All Certificates surrendered for registration of Transfer or exchange shall be cancelled and subsequently destroyed by the Certificate Registrar.

     (b) No registration of Transfer of any Class R Certificate shall be made unless the Trustee is provided with an Opinion of Counsel to the effect that such Transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that such a Transfer is to be made within two years from the Closing Date without registration under the Securities Act or applicable state securities laws, the Trustee shall require, in order to assure compliance with such laws, (i) that the Certificateholder desiring to effect the Transfer and such Certificateholder's prospective Transferee each certify to the Trustee and the Master Servicer the factual basis for the registration or qualification exemption relied upon, and (ii) an Opinion of Counsel that such Transfer may be made without such registration or qualification. Neither the Master Servicer nor the Trustee is obligated to register or qualify under the Securities Act or any applicable state securities law any Class R Certificate or to take any action not otherwise required under this Agreement to permit the Transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect the registration of any such Transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer and the Seller against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

     In addition, no registration of Transfer of a Class R Certificate shall be made unless the Transferee provides the Master Servicer and the Trustee with (A) an affidavit in the form of Exhibit F hereto that the proposed Transferee is not a "plan" subject to the Plan Asset Regulations or the prohibited transaction provisions of ERISA and the Code, or (B) a Benefit Plan Opinion (in which event the Master Servicer shall deliver to the Trustee an Officer's Certificate certifying that such Benefit Plan Opinion is satisfactory to the Master Servicer).

     The Tax Matters Person Residual Interest will not be transferable except to an Affiliate of the Master Servicer (as evidenced by a certificate (in a form acceptable to the Trustee) of the Master Servicer certifying such affiliation).

     (c) Each Person who has or acquires any Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest in such Class R Certificate to have agreed to be bound by the following provisions and to have irrevocably appointed the Master Servicer as its attorney-in-fact to negotiate the terms of any sale under clause (vi) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee, shall not be holding or acquiring such Ownership Interest on behalf of any Person that is not a Permitted Transferee, and shall promptly notify the Trustee and the Master Servicer, in writing, of any change or impending change in its status (or the status of the beneficial owner) as a Permitted Transferee.

          (ii) The Trustee shall not register any Transfer of a Class R Certificate (including any beneficial interest therein) unless it shall have received the written consent of the Master Servicer. The Master Servicer will not give such consent to any proposed Transfer or sale of a Class R Certificate to any investor that is not a Permitted Transferee or if such Transfer would result in the Seller or the Trust being deemed to be an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Notwithstanding the fulfillment of the requirements described in clauses (ii) and (iii) hereof, the Master Servicer may withhold its consent to a Transfer, but only to the extent necessary to avoid a risk of (1) disqualification of the Trust as a REMIC or (2) the imposition of a tax upon the Trust. In addition, the Master Servicer shall not give its consent to the Transfer of less than an entire Ownership Interest in a Class R Certificate unless the Ownership Interest transferred is an undivided interest.

          (iii) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Master Servicer shall, as a condition to giving its consent to such transfer, require delivery to it, in form and substance satisfactory to it, and any Person to whom such Class R Certificate is proposed to be Transferred (the "Proposed Transferee") shall deliver to the Master Servicer, the following:

               (A) an affidavit (a "Transfer Affidavit") of the Proposed Transferee that such Proposed Transferee is a Permitted Transferee; and

               (B) a representation (a "Transfer Representation"), which may be set forth in the Transfer Affidavit, that the Proposed Transferee does not have the intention to impede the assessment or collection of tax legally required to be paid with respect to any interest in a Class R Certificate; and

               (C) an express agreement by the Proposed Transferee, which may be set forth in the Transfer Affidavit, to be bound by and to abide by the provisions of this Section 6.2.

          (iv) Notwithstanding the delivery of a Transfer Affidavit and a Transfer Representation by a Proposed Transferee under clause (iii) above, if the Master Servicer has actual knowledge that the Proposed Transferee is not a Permitted Transferee, it shall not give its consent to any Transfer of any Ownership Interest in a Class R Certificate to such Proposed Transferee.

          (v) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit and a Transfer Representation from any other Person to whom such Person attempts to Transfer any Ownership Interest in a Class R Certificate and (B) not to Transfer any Ownership Interest in a Class R Certificate or to cause the Transfer of any Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee or will be holding any Ownership Interest in a Class R Certificate on behalf of a Person that is not a Permitted Transferee.

          (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section 6.2(c), then the Master Servicer shall have the right, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purchaser may be an Affiliate of the Master Servicer. The proceeds of such sale, net of commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to the previous holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Master Servicer determines that the holder of such Class R Certificate may be liable for any amount due under this Section 6.2 or any other provisions of this Agreement, the Master Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Master Servicer, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     Upon notice to the Master Servicer that any Ownership Interest in a Class R Certificate has been transferred, either directly or indirectly, to any Person that is not a Permitted Transferee or an agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, or that is a pass-through entity as defined in Section 860(e)(6) of the Code an interest of which is held of record by a Person that is not a Permitted Transferee, the Master Servicer agrees to furnish to the Internal Revenue Service, the transferor of such Class R Certificate or such agent or such pass-through entity such information necessary to the application of Section 860(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to such Class R Certificate (or portion thereof) for periods after such transfer and the total excess inclusions for any taxable year allocable to any holder of an interest in such pass-through entity that is not a Permitted Transferee. At the election of the Master Servicer, the Master Servicer may charge a reasonable fee for computing and furnishing such information to the transferor or to such agent or to such pass-through entity referred to above; provided, however, that the Master Servicer shall in no event be excused from furnishing such information to the Internal Revenue Service.

     If a tax reporting cost is borne by the Trust as a result of the Transfer of a Class R Certificate, or any Ownership Interest therein, in violation of the restriction set forth in this Section 6.2, the Trustee, upon notification from the Master Servicer, may pay such tax or reporting cost with amounts that otherwise would have been paid to the Transferee of such Class R Certificate (or beneficial interest therein). If such amounts are not sufficient the Trustee will make a demand for payment from the Class R Certificateholders. In that event, neither the Transferee nor the transferor shall have any right to seek repayment of such amounts from the Trustee, the Seller, the Trust, the Master Servicer or the other Certificateholders.

     All or any of the provisions of this Section 6.2 shall cease to apply to Transfers occurring on or after the date on which there shall have been delivered to the Trustee and the Master Servicer, in form and substance satisfactory to the Trustee, the Seller and the Master Servicer, an Opinion of Counsel to the effect that neither under the laws then in effect nor under any legislation then under consideration by the Congress of the United States that is or may be applicable to the Trust Fund, will the removal of the restrictions on Transfer set forth in such provisions (x) cause the Trust or any Person having an Ownership Interest in any Certificate to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for such a Transfer or (y) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     No agreement, affidavit, Benefit Plan Opinion or other Opinion of Counsel delivered pursuant to Section 6.2(c) or this Section 6.2(c) shall be an expense of the Trust, the Trustee, the Master Servicer or the Seller but shall, in each case, be paid by the transferor or proposed Transferee.

     (d) The Class A Certificates shall, upon original issuance, be issued in the form of one or more typewritten certificates representing the Book-Entry Certificates and shall be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on the behalf of the Underwriter. The Class A Certificates shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of the initial Clearing Agency, and no Class A Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Class A Certificates except as provided in subsection (e) below. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to Class A Certificate Owners pursuant to subsection (e) below:

          (i) the provisions of this Section 6.2(d) shall be in full force and effect;

          (ii) the Seller, the Master Servicer and the Trustee may deal with the Clearing Agency which is the registered holder of the Certificates for all purposes (including the making of distributions on the Class A Certificates) as the authorized representative of the Class A Certificate Owners;

          (iii) to the extent that the provisions of this Section 6.2(d) conflict with any other provisions of this Agreement, the provisions of this Section 6.2(d) shall control;

          (iv) the rights of Class A Certificate Owners shall be exercised only through the Clearing Agency which is the registered holder of the Class A Certificates and the Clearing Agency Participants and shall be limited to those established by law and agreement between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Clearing Agency Agreement, unless and until Definitive Class A Certificates are issued pursuant to subsection (e) below, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Class A Certificates to such Clearing Agency Participants; and

          (v) whenever a notice, report or other communication to the Class A Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Class A Certificate Owners pursuant to subsection (e) below, the Trustee shall give all such notices and communications specified herein to be given to Class A Certificateholders to the Clearing Agency which is the registered holder of the Certificates.

     (e)  In the event that:

          (i) (A) The Master Servicer advises the Trustee in writing that the Clearing Agency which is the registered holder of the Certificates is no longer willing or able to discharge properly its responsibilities as Clearing Agency, and (B) the Master Servicer is unable to locate a qualified successor,

          (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or

          (iii) after the occurrence of a Master Servicer Termination Event, Class A Certificate Owners representing Percentage Interests aggregating not less than 51% of the sum of the Class A Certificate Balances advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Class A Certificate Owners, the Trustee shall notify all Certificate Owners, through the Clearing Agency which is the registered holder of the Certificates, of the occurrence of any such event and of the availability of Definitive Certificates to Class A Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency which is the registered holder of the Certificates for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall arrange for, and will bear the costs of, printing, issuing and delivering any Definitive Certificates. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Holders of Class A Certificates (as appropriate) hereunder.

     Section 6.3  Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any
                  -------------------------------------------------
mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Master Servicer, the Seller and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and, in the case of Class A Certificates, like principal balance, and in the case of a Class R Certificate, like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.4  Persons Deemed Owners. Prior to presentation of a Certificate
                  ---------------------
for registration of Transfer, the Master Servicer, the Seller, the Trustee, the Certificate Registrar and any agent of the Master Servicer, the Seller, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.1 and for all other purposes whatsoever, and neither the Master Servicer, the Seller, the Trustee, the Certificate Registrar nor any agent of the Master Servicer, the Seller, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

     Section 6.5  Appointment of Paying Agent. The Trustee is empowered to
                  ---------------------------
appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 5.1. Any Paying Agent appointed hereunder must satisfy the eligibility requirements for the Trustee as set forth in
Section 9.6 hereof. In the event of any appointment by the Trustee of a Person other than itself as Paying Agent, on or prior to the Business Day preceding each Payment Date, the Trustee shall, to the extent received or advanced by the Master Servicer and deposited by it in the Collection Account, deposit or cause to be deposited with such Paying Agent in next day funds, a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 5.1, such sum to be held in trust for the benefit of the Certificateholders.

     The Trustee shall cause any Paying Agent other than itself to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

     Section 6.6  Access to List of Certificateholders' Names and Addresses. The
                  ---------------------------------------------------------
Trustee shall furnish or cause to be furnished to the Master Servicer, within 15 days after receipt by the Trustee of a request therefor from the Master Servicer in writing, a list, in such form as the Master Servicer may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders who in the aggregate hold Certificates that evidence not less than 25% of the sum of the Class A Certificate Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders or shall itself cause such communication to be distributed to Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold none of the Master Servicer, the Seller or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 6.7  Maintenance of Office or Agency. The Trustee shall maintain in
                  -------------------------------
the Borough of Manhattan, The City and State of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of Transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its Corporate Trust Office as its office for such purposes in the Borough of Manhattan, The City and State of New York. The Trustee shall give prompt written notice to the Master Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 6.8  Actions of Certificateholders. (a) Any request, demand,
                  -----------------------------
authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders, in person or by agent duly appointed in writing, as of a record date specified by the Trustee or the Master Servicer. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Seller or the Master Servicer, no later than six months after the record date. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Seller and the Master Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder as of a specific record date shall bind every Holder of every Certificate issued upon the registration of Transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Seller or the Master Servicer in reliance therein, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee may require such additional proof of any matter referred to in this Section 6.8 as it shall deem necessary.

     Section 6.9  Determination of One Month LIBOR On or before 2:00 p.m. (New
                  --------------------------------
York time) on each LIBOR Determination Date, the Trustee shall determine One Month LIBOR.

                                  ARTICLE VII

                       THE MASTER SERVICER AND THE SELLER

     Section 7.1  Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of, the Master Servicer. Nothing in this Agreement shall prevent any
-----------------------
consolidation or merger of the Master Servicer with or into any other corporation, or any consolidation or merger of any other corporation with or into the Master Servicer, or any sale or transfer of all or substantially all of the property and assets of the Master Servicer to any other corporation lawfully entitled to acquire the same; provided, however, that, so long as Certificates are outstanding hereunder, the Master Servicer covenants and agrees that any such consolidation, merger, sale or transfer shall be upon the condition that the due and punctual performance and observance of all the terms, covenants and conditions of this Agreement to be kept or performed by the Master Servicer shall, by an agreement supplemental hereto, executed and delivered to the Trustee, be assumed by the corporation (if other than the Master Servicer) formed by or resulting from any such consolidation or merger, or which shall have received the transfer of all or substantially all of the property and assets of the Master Servicer, just as fully and effectually as if such successor corporation had been an original party hereto, and the representations and warranties set forth in Section 2.3(a) hereof shall be true and correct with respect to such successor corporation in all material respects; and in the event of any such sale or transfer the predecessor Master Servicer may be dissolved, wound up and liquidated at any time thereafter. No consent or approval of the Certificateholders shall be required to any of the transactions described in this Section 7.1.

     Section 7.2  Limitation on Liability of the Master Servicer and Others.
                  ---------------------------------------------------------
Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trustee, the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Master Servicer pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Master Servicer or by reason of reckless disregard of the obligations and duties of the Master Servicer hereunder. The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties as Master Servicer hereunder or by reason of reckless disregard of its obligations and duties hereunder. Notwithstanding anything to the contrary herein, no recourse under or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Master Servicer, either directly or through the Master Servicer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Master Servicer or of any successor corporation, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations or covenants contained in this Agreement or in the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issue of such Certificates. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Home Equity Loans in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor only from amounts otherwise distributable to Certificateholders on any subsequent Payment Date, provided, however, that the Master Servicer shall indemnify the Trust for certain expenses as provided in
Section 7.9. The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 7.4 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). Any claims under this Section by or on behalf of the Certificateholders or the Trust shall be made only against the Master Servicer, who shall be liable hereunder with respect to its own acts and omissions as well as the acts and omissions of its directors, officers, employees and agents.

     Section 7.3  Delegation of Duties. In the ordinary course of business, the
                  --------------------
Master Servicer may at any time delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with the Servicing Standards. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.4 of this Agreement. The Master Servicer shall provide each Rating Agency, the Insurer and the Trustee with written notice prior to the delegation of any of its duties to any Person other than any Affiliate of the Master Servicer.

     Section 7.4  Master Servicer Not to Resign.  Subject to the provisions of
                  -----------------------------
Section 7.1, the Master Servicer shall not resign from the obligations and duties hereby imposed on it under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law and cannot be cured. Notice of any such determination permitting the resignation of the Master Servicer shall be communicated to the Rating Agencies, the Trustee and the Insurer promptly (and, if such communication is not in writing, shall be promptly confirmed in writing) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.2 of this Agreement.

     Section 7.5  Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of, Seller.  Nothing in this Agreement shall prevent any consolidation or
----------
merger of the Seller with or into any other corporation, or any consolidation or merger of any other corporation with or into the Seller, or any sale or transfer of all or substantially all of the property and assets of the Seller to any other corporation lawfully entitled to acquire the same provided, that, (i) the surviving corporation shall be a "special purpose corporation," i.e., shall have an organizational charter substantially similar to the Certificate of Incorporation of the Seller including specific limitations for business purposes, and provisions for independent directors and (ii) the Seller shall have delivered to the Trustee a letter from the Rating Agencies to the effect that the then current rating of the Class A Certificates and the shadow rating are confirmed notwithstanding the consummation of such merger, consolidation, transfer or conveyance.

     Section 7.6  Limitation of Liability of Certain Persons. No recourse under
                  ------------------------------------------
or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Seller or of any successor corporation, either directly or through the Seller, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, stockholders, officers or directors, as such, of the Seller, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or covenants contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issue of such Certificates. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     Section 7.7  The Master Servicer to File Reports Pursuant to Securities
                  ----------------------------------------------------------
Exchange Act. The Master Servicer shall file on behalf of the Trust Fund all
------------
reports required to be filed with the Securities and Exchange Commission or any exchange or association of securities dealers pursuant to the Exchange Act or any rules or regulations thereunder.

     Section 7.8  Seller May Not Own Certificates. Neither the Seller, the
                  -------------------------------
Master Servicer, the Subservicer or the Trust may in its individual or any other capacity become the owner or pledgee of any Class of Certificates. Any transfer of a Certificate to the Seller, the Trust , the Master Servicer or the Subservicer shall be null and void and no registration of any Certificate shall be made in any of their respective names.

     Section 7.9  The Master Servicer to Indemnify the Trust. The Master
                  ------------------------------------------
Servicer agrees to indemnify the Trust or the Trustee for any liabilities, costs, or expenses payable by the Trust or the Trustee to third parties arising from a breach of any of the representations and warranties set forth in Section
2.3 hereof or arising from willful misconduct, bad faith or negligence in the performance of its duties hereunder . If the Trustee assumes the responsibilities and duties of the Master Servicer under this Agreement pursuant to Section 8.2, it is understood and agreed that the Trustee shall not assume any obligations pursuant to this Section 7.9.

                                 ARTICLE VIII

                        EVENTS OF SERVICING TERMINATION

     Section 8.1    Events of Servicing Termination If any one of the following
                    -------------------------------
events (each a "Master Servicer Termination Event") shall occur and be continuing:

     (a) failure by the Master Servicer to make any payment, transfer or deposit, or to give instructions to the Trustee to make any payment, transfer or deposit, on the date the Master Servicer is required to do so under this Agreement, which is not cured within a five Business Day grace period;

     (b) the Master Servicer assigns its duties under this Agreement, except as specifically permitted hereunder, or failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer in this Agreement which has a material adverse effect on the Certificateholders and which continues unremedied for a period of 60 days after the date on which the Master Servicer shall have received written notice (or had actual knowledge) of such failure from the Trustee, the Insurer or the Holders of Certificates evidencing not less than 33-1/3% of the Class A Certificate Balance;

     (c) any representation, warranty or certification made by the Master Servicer in this Agreement or in any certificate delivered pursuant to this Agreement proves to have been incorrect in any material respect when made, which has a material adverse effect on the rights of the Certificateholders or the Insurer, and which material adverse effect continues for a period of 60 days after written notice;

     (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

     (e) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator or liquidating committee in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

     (f) the Master Servicer shall admit in writing its inability to pay its debts generally as they became due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;


     (g) the sum of (a) the average 60 Day Delinquency Ratio, (b) 90 Day Delinquency Ratio, (c) the ratio of the sum of (i) Principal Balances of Home Equity Loans in foreclosure and (ii) Principal Balances for REO Properties over the sum of Principal Balances for all Home Equity Loans for the preceding six Remittance Periods exceeds 6.0% with respect to the Fixed Rate Loans in the Fixed Rate Group or 8.0% with respect to the ARM Loans in the Floating Rate Group;

     (h) the aggregate of the Net Losses occurring since the Cut-off Date with respect to the Fixed Rate Loans in the Fixed Rate Group exceed 2.5% of the Original Fixed Rate Group Principal Balance or the aggregate of the Net Losses occurring since the Cut-off Date with respect to the ARM Loans in the Floating Rate Group exceed 4.0% of the Original Floating Rate Group Principal Balance;

     (i) the aggregate of the Net Losses occurring over the preceding 12 Remittance Periods with respect to the Fixed Rate Loans in the Fixed Rate Group exceeds 1.0% of the average Fixed Rate Group Principal Balance (as of the first calendar day of each such Remittance Period) for the preceding 12 Remittance Periods or the aggregate of the Net Losses occurring over the preceding 12 Remittance Periods with respect to the ARM Loans in the Floating Rate Group exceeds 1.5% of the average Floating Rate Group Principal Balance (as of the first calendar day of each such Remittance Period) for the preceding 12 Remittance Periods; or

     (j) the occurrence of an Event of Servicing Termination under the Insurance Agreement.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (a) above for a period of ten Business Days or referred to under clauses (b) or (c) for a period of 60 Business Days shall not constitute a Master Servicer Termination Event if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the Master Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Master Servicer shall provide the Trustee, the Insurer, the Seller and the Certificateholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Trustee and the Insurer in writing of any Master Servicer Termination Event.

     Subject to applicable law, so long as a Master Servicer Termination Event shall not have been remedied, either the Trustee, the Insurer, the Seller or, if there has been a Insurer Default, the Holders of Class A Certificates evidencing not less than 50% of the aggregate unpaid principal amount of the Class A Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Class A Certificateholders) may terminate all of the rights and obligations of the Master Servicer as servicer of the Home Equity Loans under this Agreement, but without prejudice to any rights the Master Servicer may have to reimbursement of expenses to the extent permitted by this Agreement, Advances and other advances of its own funds as servicer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Home Equity Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 8.2, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Home Equity Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee, and the Trustee agrees to notify the Rating Agencies and the Insurer in the event of default, in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall, at its own expense, promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Collection Account by the Master Servicer or which are thereafter received with respect to the Home Equity Loans.

     Section 8.2    Appointment of Successor. (a) Upon the Master Servicer's
                    ------------------------
receipt of notice of termination pursuant to Section 8.1 or the Master Servicer's resignation in accordance with the terms of Section 7.4 of this Agreement, the predecessor Master Servicer shall continue to perform its functions as Master Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (i) the date 90 days from the delivery to the Trustee and the Insurer of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Master Servicer shall become unable to act as Master Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Master Servicer's resignation or termination hereunder, the Trustee shall appoint a successor Master Servicer and the successor Master Servicer shall accept its appointment by a written assumption in form acceptable to the Trustee. In the event that a successor Master Servicer has not been appointed at the time when the predecessor Master Servicer has ceased to act as Master Servicer in accordance with this Section 8.2, the Trustee without further action shall automatically be appointed as the successor Master Servicer. Notwithstanding the above, the Trustee shall, if it shall be unwilling or legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established institution having a net worth of not less than $20,000,000 and is either approved as a servicer by FNMA or FHLMC or approved as a mortgagee under HUD as the successor to the Master Servicer under this Agreement. Pending such appointment, unless the Trustee shall be prohibited by law from so acting, the Trustee shall be obligated to act as successor Master Servicer.


     (b) Upon appointment, the successor Master Servicer shall be the successor in all respects to the predecessor Master Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Master Servicer including, but not limited to, the maintenance of the fire and hazard insurance policy(ies) and the fidelity bond pursuant to Section 3.13 (other than with respect to the purchase of a Home Equity Loans where the final maturity date of such Home Equity Loan was extended by the predecessor Master Servicer pursuant to Section 3.1) and the obligation to make Advances and Servicing Advances by the predecessor Master Servicer to the extent not made and shall be entitled to the Monthly Servicing Fee and all of the rights granted to the predecessor Master Servicer by the terms and provisions of this Agreement. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer (including, without limitation, any deductible under an insurance policy pursuant to Section 3.4), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer or the Seller of any of their representations or warranties contained herein or in any related document or agreement.


     Section 8.3    Notification to Certificateholders and to the Rating
                    ----------------------------------------------------
Agencies.  Upon any termination of, or appointment of a successor to, the Master
--------
Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to the Insurer, the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

     Section 8.4    Waiver of Past Events of Servicing Termination.  The Insurer
                    ----------------------------------------------
or the Holders of Certificates evidencing not less than 51% of the Class A Certificate Balance may, on behalf of all Holders of Certificates, waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Collection Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE IX

                                  THE TRUSTEE

     Section 9.1    Duties of Trustee.  The Trustee, both prior to and after the
                    -----------------
occurrence of a Master Servicer Termination Event, undertakes to perform such duties and, except during the occurrence of a Master Servicer Termination Event, only such duties as are specifically set forth in this Agreement. If a Master Servicer Termination Event of which a Trustee Officer of the Trustee shall have actual knowledge shall have occurred and shall not have been remedied or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs unless the Trustee is acting as Master Servicer in which case it shall use the same degree of care and skill as the Master Servicer under this Agreement.

     The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such document or instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the document or instrument corrected, and if it is not corrected to the Trustee's reasonable satisfaction, the Trustee will provide notice thereof to the Certificateholders.

     The Trustee shall take and maintain custody of the Loan Schedule included as an exhibit to this Agreement and shall retain all notices identifying Home Equity Loans that have been repurchased or substituted pursuant to Sections 2.1, 2.2, 2.4, 3.1 or 10.1.

     Subject to Section 9.3, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

     (a) Prior to the occurrence of a Master Servicer Termination Event, and after the curing or waiver of all such Master Servicer Termination Events that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and, if specifically required to be furnished pursuant to any provision of this Agreement, conforming to the requirements of this Agreement;

     (b) The Trustee shall not be personally liable for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee Officer was negligent in ascertaining or investigating the facts related thereto;

     (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Insurer or the Holders of Certificates evidencing not less than 33 1/3% of the Class A Certificate Balances relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement;

     (d) The Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clause (i) or (ii) of Section 8.1, unless a Trustee Officer at the Corporate Trust Office obtains actual knowledge of such failure; and

     (e) The Trustee shall not be charged with knowledge of any failure by the Master Servicer, as custodian of the Loan Files, to comply with the obligations of the Master Servicer, as custodian of the Loan Files, pursuant to Section 2.1(b), unless a Trustee Officer at the Corporate Trust Office obtains actual knowledge of such failure.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

     Section 9.2    Certain Matters Affecting Trustee.  Except as otherwise
                    ---------------------------------
provided in Section 9.1:

     (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicing Certificate, certificate of auditors, or other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or Opinion of Counsel;

     (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in the Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained in this Agreement, however, shall relieve the Trustee of the obligations, upon the occurrence of a Master Servicer Termination Event (that shall not have been remedied or waived), to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs or to act as Master Servicer hereunder;

     (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (e) Prior to the occurrence of a Master Servicer Termination Event and after the curing or waiver of all Master Servicer Termination Events that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Insurer or Holders of Certificates of any Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 33 1/3%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Trust, to be withdrawn from the Collection Account.
Nothing in this clause (e) shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; and

     (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through Affiliates, agents or attorneys or a custodian. Such delegation shall not relieve the Trustee of its liabilities and responsibilities hereunder and shall not constitute a resignation with the meaning of Section 9.7 of this Agreement.

     Section 9.3    Trustee Not Liable for Certificates or Home Equity Loans.
                    --------------------------------------------------------
The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates and its representations and warranties in Section 9.13) shall be taken as the statements of the Seller or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates), or of any Home Equity Loan or related document. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Home Equity Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition and ownership of any Mortgaged Property. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates or for the use or application of any funds paid to the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.2) in respect of the Home Equity Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. The Trustee shall have no responsibility to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement.

     Section 9.4    Trustee May Own Certificates.  The Trustee in its individual
                    ----------------------------
or any other capacity may become the owner or pledgee of Certificates and may transact business with other parties hereto with the same rights as it would have if it were not the Trustee.

     Section 9.5    Trustee's Fees and Expenses.  The Master Servicer covenants
                    ---------------------------
and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the Trust and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in its capacity as Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith or which is the responsibility of Certificateholders or the Trust hereunder. The Master Servicer shall indemnify, defend and hold harmless the Trustee, its directors, employees, officers and agents from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein, except to the extent that such cost, expense, loss claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence of the Trustee, its directors, employees, officers, agents or Affiliates. Indemnification under this Section shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive resignation or removal of the Trustee, the termination of this Agreement and of the Master Servicer for actions and inactions by the Master Servicer when it acted as such.

     Section 9.6    Eligibility Requirements for Trustee.  The Trustee under
                    ------------------------------------
this Agreement shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, and having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.7. Any successor Trustee, together with any then existing co-trustee(s) must be eligible under applicable state law to accept assignment of the Home Equity Loans.

     Section 9.7    Resignation or Removal of Trustee.  The Trustee may at any
                    ---------------------------------
time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer and the Insurer, which shall become effective upon the appointment of a successor Trustee hereunder. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.6 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation conservation or liquidation, then the Master Servicer may remove the Trustee. If it shall remove the Trustee under the authority of the immediately preceding sentence, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.7 shall not become effective until acceptance of appointment by the successor Trustee pursuant to
Section 9.5. The provisions of Section 9.8 shall survive any such resignation or removal.

     Section 9.8    Successor Trustee.  Any successor Trustee appointed pursuant
                    -----------------
to Section 9.7 shall execute, acknowledge and deliver to the Master Servicer, the Insurer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee copies of all documents and statements held by it under this Agreement; and, the Seller, the Master Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee, all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
9.8 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 9.6.

     Upon acceptance of appointment by a successor Trustee pursuant to this
Section 9.8, the Master Servicer shall mail notice of the succession of such Trustee under this Agreement to the Insurer, all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. If the

Master Servicer shall fail to mail such notice within 30 days after acceptance of appointment by successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

     Section 9.9    Merger or Consolidation of Trustee.  Any corporation into
                    ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 9.6, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.10   Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or any Mortgaged Property may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Master Servicer Termination Event shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.8, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.8. The Master Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder, provided that the Trustee shall be responsible for any fees of any co-trustee or separate trustee appointed on the Closing Date and any successor thereto.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (a) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law or any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to the Master Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

     (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

     (c) The Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that following the occurrence of a Master Servicer Termination Event which has not been cured, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer.

     Any separate trustee or co-trustee may at any time appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.11   Trustee May Enforce Claims Without Possession of
                    ------------------------------------------------
Certificates.  All rights of action and claims under this Agreement or the
------------
Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto. Any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit or the Certificateholders in respect of which such judgment has been recovered.

     Section 9.12   Suits for Enforcement.  In case a Master Servicer
                    ---------------------
Termination Event or other default by the Master Servicer or the Seller hereunder shall occur and be continuing, the Trustee, in its discretion may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

     Section 9.13   Representations and Warranties of Trustee.  The Trustee
                    -----------------------------------------
represents and warrants that:

     (a) The Trustee is a national banking association existing and in good standing under the laws of the United States of America;

     (b) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

     (c) This Agreement has been duly executed and delivered by the Trustee and, upon due execution and delivery by the other parties hereto, this Agreement will constitute the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

                                   ARTICLE X

                                  TERMINATION



     Section 10.1   Termination Upon Purchase by the Master Servicer or
                    ---------------------------------------------------
Liquidation of All Home Equity Loans.
------------------------------------

     (a) The respective obligations and responsibilities of the Master Servicer, the Seller and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders on and after the final Payment Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Payment Date pursuant to this Article 10 following the earlier of (i) the purchase or (ii) the final payment or other liquidation of the Principal Balance of the last Home Equity Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Home Equity Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     (b) On and after any Payment Date on which the Pool Balance is less than 10% of the Original Group Principal Balance, the Master Servicer may, at its option, purchase all Home Equity Loans and all property acquired in respect of any Home Equity Loan remaining in the Trust Fund at a price equal to the sum of
(w) 100% of the Principal Balance of each Home Equity Loan (other than any Liquidated Home Equity Loan or any Home Equity Loan as to which the underlying Mortgaged Property is REO Property and whose fair market value is included pursuant to clause (x) below) as of the Payment Date upon which the proceeds of any such purchase are to be distributed, (x) the fair market value of such REO Property but in no event less than the Principal Balance and accrued and unpaid interest on the related Home Equity Loan), (y) accrued and unpaid interest at the applicable Loan Rate on the Principal Balance of each Home Equity Loan for the Accrual Period in which the Effective Date of such purchase occurs and (z) the Reimbursement Amount owing the Insurer. Notwithstanding the foregoing, the Master Servicer shall not exercise such option if the amount on deposit in the Certificate Account on the Payment Date in which the proceeds of such purchase are to be distributed to the Class A Certificateholders would be insufficient to pay, in full, the aggregate Certificate Balance of the Class A Certificates, together with all accrued interest thereon at the related Pass-Through Rate to such Payment Date and any Interest Carryforward Amount unless the Insurer consents to a draw on the Certificate Insurance Policy in the amount of such insufficiency.

     If the Master Servicer intends to exercise such purchase right, the Master Servicer shall provide to the Trustee the certification required by Section 3.7 and the Trustee shall, promptly following the deposit of the purchase price into the Collection Account, release or cause to be released to the Master Servicer the Loan Files pertaining to the Home Equity Loans being purchased and all other documents necessary to transfer the Trustee's interest in the Home Equity Loans to the Master Servicer.

     (c)  Termination Auction.  The Master Servicer shall provide written notice
          -------------------
to the Trustee and the Insurer of the occurrence of the date that is 90 days after the Payment Date as to which the aggregate Principal Balance of all Home Equity Loans then outstanding is less than 10% of the Cut-Off Date Pool Balance within three Business Days following such Payment Date. Thereupon, the Trustee shall in accordance with the procedures and schedule set forth in Exhibit F hereto (the "Auction Procedures"), make a commercially reasonable effort to sell at fair market value in a commercially reasonable manner and upon commercially reasonable terms but subject to the earlier purchase by the Master Servicer of the Home Equity Loans as provided in Section 10.1(b) above, by conducting an auction (the "Termination Auction") of the Home Equity Loans remaining in the Trust Fund in order to effect a termination of the

Trust Fund on a date selected by the Trustee (the "Auction Date"). The Master Servicer (if Transamerica Mortgage Company is not the Master Servicer) may, but shall not be required to, bid at the Termination Auction. The Trustee shall sell and transfer the Home Equity Loans to the highest bidder therefor at the Termination Auction provided that:

          (i) the Termination Auction has been conducted in accordance with the Auction Procedures;

          (ii) the Trustee has received good faith bids for the Home Equity Loans from at least one prospective purchaser that is considered by the Trustee, in its sole discretion, to be a competitive participant in the asset-backed securities or mortgage loan market and that is not an Affiliate of either of the Seller or the initial Master Servicer hereunder;

          (iii) a financial advisor selected by the Trustee, as advisor to the Trustee (in such capacity, the "Advisor"), shall have advised the Trustee in writing that such bidder is a participant in the asset backed securities or mortgage loan market and is willing and able to purchase the Home Equity Loans (the Trustee may in its discretion select itself or an affiliate thereof as Advisor);

          (iv) the highest bid in respect of the Home Equity Loans is not less than the aggregate fair market value of the Home Equity Loans (as determined by the Trustee in its sole discretion);

          (v) any bid submitted by the Master Servicer, the Seller or any Affiliate of either of them shall be independently verified and represented in writing by a qualified independent third party evaluator (which may include the Advisor or an investment banking firm) selected by the Trustee and may only be considered if such evaluator determines that the bid reasonably represents the fair market value of the Home Equity Loans;

          (vi) the highest bid would result in proceeds from the sale of the Home Equity Loans which will be at least equal to the Minimum Termination Price;

          (vii) such sale and consequent termination of the Trust Fund must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code, including the requirement that the proceeds of such qualified liquidation are credited or distributed to the holders of regular residual interests within 90 days from the date upon which the Trust Fund adopts a plan of complete liquidation (the Trustee may, in its discretion, require that the purchaser of such Home Equity Loans provide an Opinion of Counsel to that effect); and

          (viii) the terms of the Termination Auction must be made available to all bidders and must stipulate that the Servicer be retained to service the Home Equity Loans on terms substantially similar to those in this Agreement.

Provided that all of the conditions set forth in clauses (i) through (viii) have been met, the Trustee shall sell and transfer the Home Equity Loans, without representation, warranty or recourse of any kind whatsoever, to such highest bidder in accordance with and upon completion of the Auction Procedures. In the event that any of such conditions are not met or such highest bidder fails or refuses to comply with any of the Auction Procedures, the Trustee shall decline to consummate such sale and transfer. In such case the Termination Auction shall be concluded and the Trustee shall be under no further duty to solicit bids for or otherwise to attempt to sell the Home Equity Loans.

     (d) Notice of any termination, specifying the Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Certificateholders may surrender their Certificates to the

Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon receipt of written directions from the Master Servicer, if the Master Servicer is exercising its right to purchase the assets of the Trust Fund, given not later than the first day of the month preceding the month of such final distribution) by letter to Certificateholders and the Rating Agencies mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Payment Date upon which final distribution of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. In the event written directions are delivered by the Master Servicer to the Trustee as described in the preceding sentence, the Master Servicer shall deposit in the Collection Account on or before the Business Day next preceding the Payment Date for such final distribution in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided, net of all amounts payable to the Master Servicer or for which the Master Servicer is entitled to reimbursement. Such deposit shall be in lieu of the deposit otherwise required to be made in respect of such Payment Date pursuant to Section 3.2(b) and shall be distributed in the manner of Available Payment Amount pursuant to Section 5.1.

     (e) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Payment Date for such final distribution in proportion to their respective Percentage Interests and to the extent there are funds available for such purpose in accordance with the priorities set forth in Section 5.1(a), an amount equal to, with respect to the Class A Certificates, the Class A Certificate Balance and 30 days' interest at the related Pass-Through Rate on the related Class A Certificate Balance and any Interest Carryforward Amount plus, with respect to the Class A-1 Certificates, any Class A-1 LIBOR Cumulative Difference and plus, with respect to the Class A-5 Certificates, any Class A-5 LIBOR Cumulative Difference. Any amount which remains on deposit in the Collection Account (other than the amounts retained to meet claims) shall be distributed to the Holders of the Class R Certificates. The distribution on such final Payment Date shall be in lieu of the distribution otherwise required to be made on such Payment Date in respect of each Class of Certificates, and, in the event the funds available to make such distribution are less than the amount needed to distribute the full amount described above, such funds shall be allocated among the Classes of Certificates in the same manner and priority as on a normal Payment Date.

     (f) In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Payment Date, the Trustee shall on the fifth Business Day after such final Payment Date cause all funds in the Collection Account or otherwise held by the Trustee not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders or the Trustee (in any other case) shall, on the fifth Business Day after such final Payment Date give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of funds on deposit in the escrow account.

     (g) If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, any funds deposited in such escrow account and remaining unclaimed shall be paid by the Trustee to the Class R Certificateholders.

     (h) Upon its determination that a sale of the Home Equity Loans will be consummated pursuant to the Master Servicer's exercise of its option under paragraph (b) of this section or pursuant to a successful auction pursuant to paragraph (c) of this section, the Trustee shall adopt a plan of complete liquidation for the Trust and carry out a qualified liquidation of the Trust in accordance with the requirements of Section 860F(a)(4) of the Code and any applicable regulation thereunder.

                                  ARTICLE XI

                             REMIC TAX PROVISIONS

     Section 11.1 REMIC Administration. An election will be made to treat the
                  --------------------
Trust as a REMIC under the Code. The Class A Certificates will be and are hereby designated "regular interests" in the REMIC, and the Class R Certificates will be and are hereby designated "residual interests" in the Trust for purposes of
Section 860G (a)(1) and 860G (a)(2) of Subchapter M of Chapter 1 of Subsection A of the Code. The Trustee shall perform or cause to be performed the various tax administration functions of the Trust as its agent, as set forth in this Section.

     (a) The Trustee shall elect (on behalf of the Trust to be created) to have the Trust treated as a REMIC on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued as well as on any corresponding state tax or information return necessary to have the Trust treated as a REMIC under state law.

     (b) The Trustee shall represent the Trust in any administrative or judicial proceeding relating to the examination or audit by any governmental taxing authority with respect thereto. The expenses of and such contest, audit, controversy or proceeding, including, but not limited to, the fees and expenses of the Trustee, its attorneys, its accountants and its financial advisors, except any such expenses caused by the Trustee's negligence or willful misconduct, shall be the obligations of the Trust created hereunder.

     (c) The Trustee shall prepare, sign and file any necessary forms for election as well as all of the Trust's federal and state income tax and information returns as the Trust's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee. The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection.

     (d) The Trustee shall perform all reporting and other tax compliance duties that are the responsibility of the Trust under the Code, the REMIC Provisions or state or local income tax law. Among its other duties, if required by the REMIC Provisions, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person known to a Trustee Officer to be a Disqualified Organization and (ii) to the Certificateholders such information or reports as are required by the REMIC Provisions, including such data necessary for the original issue discount computations with respect to the Certificates for federal income tax purposes. The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection.

     (e) The holder of the Tax Matters Person Residual Interest shall act as the Trust's Tax Matters Person within the meaning of the Code.

     (f) The Seller, the Master Servicer, the Trustee, and the Holders of Class R Certificates shall take any action or cause the Trust to take any action necessary to create or maintain the status of the Trust as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.

     (g) The Trustee, the Master Servicer and the Holders of the Class R Certificates shall not take any action or fail to take any action, or cause the Trust to take any action or fail to take any action that, if taken or not taken, could (i) endanger the status of the Trust as a REMIC or (ii) result in the imposition of a tax upon the Trust (including, but not limited to, the tax on prohibited transactions as defined in Code section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take or to fail to take such action) to the effect that the contemplated action or failure to act will not endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur (provided, however, that nothing herein shall constitute or create any obligation on the part of the Trustee to investigate, monitor or inquire into the actions or omissions of the Master Servicer or the Holders of the Class R Certificates, or to determine whether or not the Master Servicer or the Holders of the Class R Certificates are in compliance with this Section). In addition, prior to taking any action with respect to the Trust or the assets therein, or causing the Trust to take any action, which is not expressly permitted under the terms of this Agreement, the Master Servicer or any Holder of a Class R Certificate will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust, and no such Person shall take any such action or cause the Trust to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur.

     (h) The Holders of the Class R Certificates shall pay when due their pro rata share of any and all taxes imposed on the Trust by federal or state governmental authorities to the extent that the Trust does not have sufficient residual cash flow (i.e., amounts that otherwise would be distributable to such Holders) to pay such taxes. To the extent that such REMIC taxes are not paid by the Class R Certificateholders, the Trustee shall pay any remaining Trust taxes out of current or future amounts otherwise distributable to the Holders of the Class R Certificates; provided that the Trustee shall have no responsibility to make any payment thereof in absence of such future amounts distributable to Class R Certificateholders.

     (i) The Trustee and, to the extent that records are maintained by the Master Servicer in the normal course of its business, the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust on a calendar year and on an accrual basis.

     (j) Except as provided herein, no additional contributions of assets shall be made to the Trust.

     (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust will receive a fee or other compensation for services.

     (l) The Closing Date is hereby designated as the "Startup Day" of the Trust within the meaning of Section 860G(a)(9) of the Code.

     Section 11.2 Prohibited Activities. Except as otherwise provided in this
                  ---------------------
Agreement, none of the Seller, the Master Servicer, the Holders of the Class R Certificates, nor the Trustee shall engage in, nor shall the Trustee permit, pursuant to subparagraph (g) above, any of the following transactions or activities unless it has received (a) a Special Tax Opinion and (b) a Special Tax Consent from each of the Holders of the Class R Certificates (unless the Special Tax Opinion specially provides that no REMIC-level tax will result from the transaction or activity in question):

     (a) the sale or other disposition of any of the Home Equity Loans except pursuant to (i) a foreclosure or default with respect to such Home Equity Loans,
(ii) the bankruptcy or insolvency of the Trust, (iii) the termination of the Trust pursuant to Section 10.1, or (iv) a purchase in accordance with Sections 2.1, 2.2, 2.4, 3.1 or 10.1;

     (b) the acquisition of any Home Equity Loan for the Trust after the date that is two years after the Closing Date;

     (c) the sale or other disposition of any investment in the Collection Account at a gain; or

     (d) the acceptance of any cash contribution to the Trust except the following: (i) a contribution received during the three-month period beginning on the Closing Date, (ii) a contribution to facilitate the termination of the Trust pursuant to Section 10.1, (iii) any payment in the nature of a guarantee or (iv) any other contribution approved by the Master Servicer after consultation with tax counsel.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS



     Section 12.1 Amendment. (a) This Agreement may be amended by the Master
                  ---------
Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders but with the consent of the Insurer, to cure any error or ambiguity, including any error in the Loan Schedule, to correct or supplement any provisions in this Agreement which may be inconsistent with any other provisions of this Agreement, to evidence a succession to the Master Servicer pursuant to Section 7.1 or the Seller pursuant to Section 7.5 or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     This Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee, without consent of the Certificateholders but with the consent of the Insurer, to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary:

          (i) to maintain the qualification of the Trust as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any tax on the Trust Fund under the Code that would be a claim against the Trust's assets, provided that there shall have been delivered to the Trustee a Special Tax Opinion addressed to the Trustee to the effect that such action is necessary or appropriate to maintain such qualification or avoid any such tax or minimize the risk of its imposition, or

          (ii) to prevent the Trust from entering into any "prohibited transaction" as defined in Section 860F of the Code; provided that (a) there shall have been delivered a Special Tax Opinion addressed to the Trustee to the effect that such action is necessary or appropriate to prevent the Trust from entering into such prohibited transaction and (b) such amendment shall not adversely affect in any material respect the interests of any Certificateholder.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and to the Rating Agencies.

     (b) This Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Insurer and Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Class A Certificate Balance, such classes voting together as a Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Home Equity Loans or distributions that shall be required to be made on any Certificate without the consent of the Holder of such Certificate, or
(ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

     Notwithstanding the foregoing, no amendment under this subsection (b) may be made unless the Trustee shall have received a Special Tax Opinion to the effect that such amendment will not cause the Trust to be disqualified as a REMIC, or subject the Trust to "prohibited transaction" or "prohibited contribution" taxes. Notwithstanding the foregoing, if a proposed amendment to this Agreement will by its terms affect only one Class of Certificates, the Seller, the Master Servicer and the Trustee may amend this Agreement with the consent of the Insurer and the Holders of Certificates of the affected Class evidencing Percentage Interests aggregating not less than 51% of the Certificate Balance of such affected Class; provided, however, that no such amendment shall
(i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Home Equity Loans or distributions that shall be required to be made on any Certificate without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and to the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders pursuant to this Section 12.1(b) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (c) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement, obtained at the expense of the party seeking the amendment. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     Section 12.2 Recordation of Agreement. This Agreement is subject to
                  ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense in the event such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 12.3 Limitation on Rights of Certificateholders. The death or
                  ------------------------------------------
incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     No Certificateholder shall have any right to vote (except as -provided in Sections 12.1 and 8.4) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

     No Certificateholder shall have the right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of a Master Servicer Termination Event and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 33 1/3% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 60-day period no direction inconsistent with such written request has been given to the Trustee pursuant to Section 8.4; no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.3, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 12.4 Governing Law. This Agreement shall be construed in accordance
                  -------------
with the laws of the State of New York and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

     Section 12.5 Notices. All demands, notices, and communications under this
                  -------
Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested, or telecopied, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, Transamerica Home Loan, 1150 Olive Street, Los Angeles, California 90015, telecopy: (213) 741-7231 Attention:
James Murphy; (b) in the case of the Master Servicer, Transamerica Mortgage Corporation, 2501 Oak Lawn Avenue, Dallas, Texas 75219, telecopy: (214) 599-9551
Attention: Gene O'Bannon; (c) in the case of the Trustee, at the Corporate Trust Office, (d) in the case of the Insurer, at Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004; Attention: Structured Finance Dept., telecopy (212) 668-0340; (e) in the case of Moody's, at the Home Equity Monitoring Department, 6th Floor, 99 Church Street, New York, New York 10007, telecopy: (212) 553-4773; and (f) in the case of S&P, at 26 Broadway, New York, New York 10004, telecopy: (212) 208-0031, or, as to each party, at such other address or telecopy number as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation, and the Trustee shall have no liability for failure to deliver such notice or document to any such Rating Agency.

     Section 12.6 Severability of Provisions. If any one or more of the
                  --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 12.7 Assignment. Notwithstanding anything to the contrary contained
                  ----------
herein, except as provided in Sections 7.1 and 7.5, this Agreement may not be assigned by the Seller or the Master Servicer without the prior written consent of the Trustee, the Insurer and the Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 51% of the Class A Certificate Balances.

     Section 12.8 Certificates Nonassessable and Fully Paid. Certificateholders
                  -----------------------------------------
shall not be personally liable for obligations of the Trust Fund. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and, upon execution, authentication and delivery thereof by the Trustee pursuant to Section 6.1, the Certificates shall be deemed fully paid.

     Section 12.9 Subrogation. Insured Payments disbursed by the Trustee from
                  -----------
proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payments discharge the obligation of the Trust Fund with respect to the Certificates, and the Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of Certificates. The Trustee hereby agrees on behalf of each Holder of a Certificate for the benefit of the Insurer that it recognizes that to the extent the Insurer makes any Insured Payment, either directly or indirectly (as by paying through the Trustee), to the Certificateholders, the Insurer will be subrogated to the rights of the Certificateholders with respect to such Insured Payment, shall be deemed to the extent of payments so made to be a registered Certificateholder and shall be paid such amounts but only from sources and in the manner provided herein for the payment of such amounts. To evidence such subrogation, the Trustee shall, or shall cause the Certificate Registrar to, note the Insurer's rights as subrogee on the registration books maintained by the Trustee or the Certificate Registrar upon receipt from the Insurer of proof of payment of any Insured Payment.

IN WITNESS WHEREOF, the Master Servicer, the Seller and the Trustee have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                              TRANSAMERICA MORTGAGE COMPANY,
                              as Master Servicer


                              By     /s/ James J. Murphy
                                __________________________________
                                  Name:  James J. Murphy
                                  Title: Vice-President


                              TRANSAMERICA CONSUMER MORTGAGE RECEIVABLES
                              CORPORATION, as Seller

                              By     /s/ James J. Murphy
                                __________________________________
                                  Name:  James J. Murphy
                                  Title: Vice-President


                              THE FIRST NATIONAL BANK OF CHICAGO, as Trustee


                              By     /s/ Janice Ott Rotunno
                                __________________________________
                                  Name:  Janice Ott Rotunno
                                  Title: Vice-President

STATE OF CALIFORNIA             )
                                )  SS.:
CITY AND COUNTY OF LOS ANGELES  )

     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this 4th day of December, 1997, within my jurisdiction, the within named James J. Murphy, who acknowledged that he is the Vice-President of Transamerica Mortgage Company, a Delaware corporation, and that for and on behalf of said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                  /s/ M.H. Evans
                              __________________________________
                              Notary Public



My Commission Expires:

       October 17, 2000
__________________________________

STATE OF CALIFORNIA             )
                                )  SS.:
CITY AND COUNTY OF LOS ANGELES  )


     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this 4th day of December, 1997, within my jurisdiction, the within named James J. Murphy, who acknowledged that he is the Vice-President of Transamerica Consumer Mortgage Receivables Corporation, a Delaware corporation, and that for and on behalf of said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                    /s/ M.H. Evans
                              __________________________________
                              Notary Public



My Commission Expires:

        October 17, 2000
__________________________________

STATE OF ILLINOIS   )
                    )  SS.:
COUNTY OF COOK      )


     On this 3rd day of December, 1997, before me personally appared Janice Ott Rotunno, to me known, who being by me duly sworn, said that she is a Vice President of THE FIRST NATIONAL BANK OF CHICAGO, one of the corporations described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of said corporation.

                                     Dana McCray
                                   __________________________________
                                   Notary Public



My Commission Expires:

     March 1, 2000
______________________


[NOTARY SEAL]

                                  EXHIBIT A-1
                                  -----------


THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE MASTER SERVICER, THE SELLER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE ITS REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

PRINCIPAL IN RESPECT OF THIS CLASS A-1 CERTIFICATE IS PAYABLE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL AMOUNT SET FORTH BELOW.


                       TFC HOME EQUITY LOAN TRUST 1997-1
                TFC HOME EQUITY LOAN ASSET-BACKED CERTIFICATES

                             Class A-1 Certificate


Certificate No. A-1-_                         CUSIP No.  87238NAA8

Cut-Off Date:  October 31, 1997               Pass-Through Rate  (1) %

First Payment Date:  December 26, 1997        Initial Class A-1 Principal Amount:  $24,564,000
Final Scheduled Payment Date:  April, 2007    Class A-1-_ Certificate Balance:  $24,564,000

(1) The Pass-Through Rate on this Class will be subject to adjustment based upon the level of One-Month LIBOR (as defined in the Agreement), subject to the limitations set forth in the Agreement.

This Certificate evidences an ownership interest in a trust (the "Trust"), the corpus of which consists primarily of a pool of home equity loans (the "Home Equity Loans") and certain other assets, which pool was sold by


            Transamerica Consumer Mortgage Receivables Corporation,
                                (the "Seller").

                                     A-1-1

     This Certificate certifies that Cede & Co. is the registered owner of an interest in the Trust. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement), among the Master Servicer, the Seller and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (the "Trustee," which term includes any successor trustee under the Agreement). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is a "Class A-1 Certificate" as described in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which reference is hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Master Servicer, the Trustee and the Holders of all Certificates issued thereunder and to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, notwithstanding anything to the contrary contained herein.

     This Certificate is one of a duly authorized issue of Certificates, evidencing a beneficial ownership interest in the Trust described in the Agreement, designated as the TFC Home Equity Loan Trust 1997-1, TFC Home Equity Loan Asset-Backed Certificates issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class R) under the Agreement (herein collectively called the "Certificates"). An election will be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). This Certificate represents a "regular interest" in a REMIC within the meaning of
Section 860G(a)(2) of the Code.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing on the first Payment Date specified above, except as set forth below with respect to the final Payment Date, to the Person in whose name this Certificate is registered at the close of business on the Record Date for such Payment Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates as provided in the Agreement on such Payment Date.

     Distributions on this Certificate will be made by the Trustee or any Paying Agent by check mailed by first-class mail, postage prepaid, to the Person entitled thereto at the address appearing in the Certificate Register, or by such other means of payment as such Person and the Trustee shall agree. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified in the notice.

     Distributions on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Class A-1 Certificates are limited in right of distribution to certain payments, all as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount distributable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     The Master Servicer is Transamerica Mortgage Company, a Delaware corporation.

     As provided in the Agreement, withdrawals from the Collection Account of funds otherwise distributable to Certificateholders may be made or caused to be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, including reimbursement to the Master Servicer of certain expenses incurred by the Master Servicer.

                                     A-1-2

     The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee required to be distributed to them pursuant to the Agreement. The Agreement permits, but does not require, the Master Servicer to purchase all remaining Home Equity Loans and all property acquired in respect of any Home Equity Loan at the price determined as provided in the Agreement under certain circumstances. The exercise of any such option will effect early termination of the Certificates; provided, however, that the Master Servicer may only exercise such option in the event the aggregate principal balance of the Home Equity Loans is less than 10% of the sum of the aggregate principal balance of the Home Equity Loans as of the Cut-Off Date.

     If the Master Servicer does not exercise such option within 90 days of the first Payment Date upon which Pool Principal Balance is less than 10% of the Original Pool Principal Balance, the Trustee is required to conduct a termination auction (the "Termination Auction"). The Trustee will solicit one or more active participants in the asset-backed securities or mortgage loan markets that are not affiliated with the Master Servicer to make a bid to purchase the Home Equity Loans at the Termination Auction. The Trustee will sell all the Home Equity Loans to the highest bidder, subject, among other things, to: (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount; and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or mortgage loan market that is not affiliated with the Master Servicer. If the foregoing requirements are satisfied, the successful bidder or bidders shall remit the aggregate purchase price for the Home Equity Loans to the Trustee. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust under Section 860F of the Code. If satisfactory bids are received as described above, such remaining Home Equity Loans will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions are made on any Payment Date. The "Minimum Termination Amount" is defined to be the sum of (i) the Class A Certificate Balance and (ii) the interest on the respective Certificate Balance for each Class of Class A Certificates at the respective Pass-Through Rates for the next succeeding Payment Date. The "Pool Principal Balance" as of any date is the sum of the Group Principal Balances for each of the Fixed Rate Group and the Floating Rate Group.

     Any repurchase pursuant to a Termination Auction or by the Servicer will be made at the price specified in the Agreement. In the event that no such early termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the final payment or other liquidation of the last Contract remaining in the Trust Fund and the disposition of all REO Property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of the certain person named in the Agreement.

     As provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of Transfer at the office or agency maintained for such purpose by the Trustee, and every Class A-1 Certificate so presented shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by or be accompanied by a written instrument of Transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust will be issued to the designated Transferee or Transferees.

                                     A-1-3

     Prior to the due presentment for registration of Transfer of this Certificate, the Master Servicer, the Seller, the Trustee, the Certificate Registrar and any agent thereof may treat the person in whose name this Certificate is registered (i) on any Record Date, for purposes of making distributions, and (ii) on any other date for any other purpose, as the owner hereof, whether or not any distribution required to be made on this Certificate shall be overdue, and none of the Master Servicer, the Seller, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Master Servicer, the Insurer, and the Seller and the rights of the Holders of the Certificates under the Agreement at any time by the Trustee with the consent of the Holders of Class A Certificates evidencing not less than 51% of the aggregate Class A Certificate Balances. Any such consent by the Holder, at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of Holders of any Certificates issued thereunder.

     The Class A-1 Certificates are issuable only in registered form without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     As provided in the Agreement, this Certificate and the Agreement shall be construed in accordance with, and governed by, the laws of the State of California applicable to agreements made and to be performed therein.

     Unless the certificate of authentication hereof has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-1-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.


Dated:

(Seal)

                              THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity, but solely as Trustee


                              By:_______________________________
                                  Authorized officer



Certificate of Authentication

This is one of the Class A-1
Certificates referred to in
the within-mentioned Agreement.



THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

THE FIRST NATIONAL BANK OF CHICAGO,
as Certificate Registrar and authenticating agent for the Trustee

By:________________________________________
     Authorized Officer

                                     A-1-5

                                  EXHIBIT A-2
                                  -----------


THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE MASTER SERVICER, THE SELLER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE ITS REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

PRINCIPAL IN RESPECT OF THIS CLASS A-2 CERTIFICATE IS PAYABLE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL AMOUNT SET FORTH BELOW.


                       TFC HOME EQUITY LOAN TRUST 1997-1
                TFC HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                             Class A-2 Certificate


Certificate No. A-2-_                            CUSIP No.  87238NAB6

Cut-Off Date:  October 31, 1997                  Pass-Through Rate  6.61%

First Payment Date:  December 26, 1997           Initial Class A-2 Principal Amount:  $10,989,000
Final Scheduled Payment Date:  January, 2011     Class A-2-_ Certificate Balance:  $10,989,000

This Certificate evidences an ownership interest in a trust (the "Trust"), the corpus of which consists primarily of a pool of home equity loans (the "Home Equity Loans") and certain other assets, which pool was sold by


            Transamerica Consumer Mortgage Receivables Corporation,
                                (the "Seller").

                                     A-2-1

     This Certificate certifies that Cede & Co. is the registered owner of an interest in the Trust. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement), among the Master Servicer, the Seller and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (the "Trustee," which term includes any successor trustee under the Agreement). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is a "Class A-2 Certificate" as described in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which reference is hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Master Servicer, the Trustee and the Holders of all Certificates issued thereunder and to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, notwithstanding anything to the contrary contained herein.

     This Certificate is one of a duly authorized issue of Certificates, evidencing a beneficial ownership interest in the Trust described in the Agreement, designated as the TFC Home Equity Loan Trust 1997-1, TFC Home Equity Loan Asset-Backed Certificates issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class R) under the Agreement (herein collectively called the "Certificates"). An election will be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). This Certificate represents a "regular interest" in a REMIC within the meaning of
Section 860G(a)(2) of the Code.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing on the first Payment Date specified above, except as set forth below with respect to the final Payment Date, to the Person in whose name this Certificate is registered at the close of business on the Record Date for such Payment Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates as provided in the Agreement on such Payment Date.

     Distributions on this Certificate will be made by the Trustee or any Paying Agent by check mailed by first-class mail, postage prepaid, to the Person entitled thereto at the address appearing in the Certificate Register, or by such other means of payment as such Person and the Trustee shall agree. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified in the notice.

     Distributions on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Class A-2 Certificates are limited in right of distribution to certain payments, all as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount distributable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     The Master Servicer is Transamerica Mortgage Company, a Delaware corporation.

     As provided in the Agreement, withdrawals from the Collection Account of funds otherwise distributable to Certificateholders may be made or caused to be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, including reimbursement to the Master Servicer of certain expenses incurred by the Master Servicer.

                                     A-2-2

     The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee required to be distributed to them pursuant to the Agreement. The Agreement permits, but does not require, the Master Servicer to purchase all remaining Home Equity Loans and all property acquired in respect of any Home Equity Loan at the price determined as provided in the Agreement under certain circumstances. The exercise of any such option will effect early termination of the Certificates; provided, however, that the Master Servicer may only exercise such option in the event the aggregate principal balance of the Home Equity Loans is less than 10% of the sum of the aggregate principal balance of the Home Equity Loans as of the Cut-Off Date.

     If the Master Servicer does not exercise such option within 90 days of the first Payment Date upon which Pool Principal Balance is less than 10% of the Original Pool Principal Balance, the Trustee is required to conduct a termination auction (the "Termination Auction"). The Trustee will solicit one or more active participants in the asset-backed securities or mortgage loan markets that are not affiliated with the Master Servicer to make a bid to purchase the Home Equity Loans at the Termination Auction. The Trustee will sell all the Home Equity Loans to the highest bidder, subject, among other things, to: (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount; and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or mortgage loan market that is not affiliated with the Master Servicer. If the foregoing requirements are satisfied, the successful bidder or bidders shall remit the aggregate purchase price for the Home Equity Loans to the Trustee. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust under Section 860F of the Code. If satisfactory bids are received as described above, such remaining Home Equity Loans will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions are made on any Payment Date. The "Minimum Termination Amount" is defined to be the sum of (i) the Class A Certificate Balance and (ii) the interest on the respective Certificate Balance for each Class of Class A Certificates at the respective Pass-Through Rates for the next succeeding Payment Date. The "Pool Principal Balance" as of any date is the sum of the Group Principal Balances for each of the Fixed Rate Group and the Floating Rate Group.


     Any repurchase pursuant to a Termination Auction or by the Servicer will be made at the price specified in the Agreement. In the event that no such early termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the final payment or other liquidation of the last Contract remaining in the Trust Fund and the disposition of all REO Property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of the certain person named in the Agreement.


     As provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of Transfer at the office or agency maintained for such purpose by the Trustee, and every Class A-2 Certificate so presented shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by or be accompanied by a written instrument of Transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust will be issued to the designated Transferee or Transferees.

                                     A-2-3

     Prior to the due presentment for registration of Transfer- of this Certificate, the Master Servicer, the Seller, the Trustee, the Certificate Registrar and any agent thereof may treat the person in whose name this Certificate is registered (i) on any Record Date, for purposes of making distributions, and (ii) on any other date for any other purpose, as the owner hereof, whether or not any distribution required to be made on this Certificate shall be overdue, and none of the Master Servicer, the Seller, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Master Servicer, the Insurer and the Seller and the rights of the Holders of the Certificates under the Agreement at any time by the Trustee with the consent of the Holders of Class A Certificates evidencing not less than 51% of the aggregate Class A Certificate Balances. Any such consent by the Holder, at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of Holders of any Certificates issued thereunder.

     The Class A-2 Certificates are issuable only in registered form without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     As provided in the Agreement, this Certificate and the Agreement shall be construed in accordance with, and governed by, the laws of the State of California applicable to agreements made and to be performed therein.

     Unless the certificate of authentication hereof has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-2-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.


Dated:

(Seal)

                              THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity, but solely as Trustee


                              By:_____________________________________
                                  Authorized officer



Certificate of Authentication

This is one of the Class A-2
Certificates referred to in
the within-mentioned Agreement.



THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

THE FIRST NATIONAL BANK OF CHICAGO,
as Certificate Registrar and authenticating agent for the Trustee

By:________________________________________
     Authorized Officer

                                     A-2-5

                                  EXHIBIT A-3
                                  -----------


THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE MASTER SERVICER, THE SELLER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE ITS REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

PRINCIPAL IN RESPECT OF THIS CLASS A-3 CERTIFICATE IS PAYABLE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL AMOUNT SET FORTH BELOW.


                       TFC HOME EQUITY LOAN TRUST 1997-1
                TFC HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                             Class A-3 Certificate

Certificate No. A-3-_                             CUSIP No.  87238NAC4

Cut-Off Date:  October 31, 1997                   Pass-Through Rate  6.76%

First Payment Date:  December 26, 1997            Initial Class A-3 Principal Amount:  $9,686,000
Final Scheduled Payment Date:  January, 2017      Class A-3-_ Certificate Balance:  $9,686,000

This Certificate evidences an ownership interest in a trust (the "Trust"), the corpus of which consists primarily of a pool of home equity loans (the "Home Equity Loans") and certain other assets, which pool was sold by


            Transamerica Consumer Mortgage Receivables Corporation,
                                (the "Seller").

                                     A-3-1

     This Certificate certifies that Cede & Co. is the registered owner of an interest in the Trust. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement), among the Master Servicer, the Seller and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (the "Trustee," which term includes any successor trustee under the Agreement). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is a "Class A-3 Certificate" as described in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which reference is hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Master Servicer, the Trustee and the Holders of all Certificates issued thereunder and to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, notwithstanding anything to the contrary contained herein.

     This Certificate is one of a duly authorized issue of Certificates, evidencing a beneficial ownership interest in the Trust described in the Agreement, designated as the TFC Home Equity Loan Trust 199_-_, TFC Home Equity Loan Asset-Backed Certificates issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class R) under the Agreement (herein collectively called the "Certificates"). An election will be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). This Certificate represents a "regular interest" in a REMIC within the meaning of
Section 860G(a)(2) of the Code.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing on the first Payment Date specified above, except as set forth below with respect to the final Payment Date, to the Person in whose name this Certificate is registered at the close of business on the Record Date for such Payment Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates as provided in the Agreement on such Payment Date.

     Distributions on this Certificate will be made by the Trustee or any Paying Agent by check mailed by first-class mail, postage prepaid, to the Person entitled thereto at the address appearing in the Certificate Register, or by such other means of payment as such Person and the Trustee shall agree. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified in the notice.

     Distributions on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Class A-3 Certificates are limited in right of distribution to certain payments, all as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount distributable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     The Master Servicer is Transamerica Mortgage Company, a Delaware corporation.

     As provided in the Agreement, withdrawals from the Collection Account of funds otherwise distributable to Certificateholders may be made or caused to be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, including reimbursement to the Master Servicer of certain expenses incurred by the Master Servicer.

                                     A-3-2

     The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee required to be distributed to them pursuant to the Agreement. The Agreement permits, but does not require, the Master Servicer to purchase all remaining Home Equity Loans and all property acquired in respect of any Home Equity Loan at the price determined as provided in the Agreement under certain circumstances. The exercise of any such option will effect early termination of the Certificates; provided, however, that the Master Servicer may only exercise such option in the event the aggregate principal balance of the Home Equity Loans is less than 10% of the sum of the aggregate principal balance of the Home Equity Loans as of the Cut-Off Date.

     If the Master Servicer does not exercise such option within 90 days of the first Payment Date upon which Pool Principal Balance is less than 10% of the Original Pool Principal Balance, the Trustee is required to conduct a termination auction (the "Termination Auction"). The Trustee will solicit one or more active participants in the asset-backed securities or mortgage loan markets that are not affiliated with the Master Servicer to make a bid to purchase the Home Equity Loans at the Termination Auction. The Trustee will sell all the Home Equity Loans to the highest bidder, subject, among other things, to: (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount; and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or mortgage loan market that is not affiliated with the Master Servicer. If the foregoing requirements are satisfied, the successful bidder or bidders shall remit the aggregate purchase price for the Home Equity Loans to the Trustee. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust under Section 860F of the Code. If satisfactory bids are received as described above, such remaining Home Equity Loans will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions are made on any Payment Date. The "Minimum Termination Amount" is defined to be the sum of (i) the Class A Certificate Balance and (ii) the interest on the respective Certificate Balance for each Class of Class A Certificates at the respective Pass-Through Rates for the next succeeding Payment Date. The "Pool Principal Balance" as of any date is the sum of the Group Principal Balances for each of the Fixed Rate Group and the Floating Rate Group.

     Any repurchase pursuant to a Termination Auction or by the Servicer will be made at the price specified in the Agreement. In the event that no such early termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the final payment or other liquidation of the last Contract remaining in the Trust Fund and the disposition of all REO Property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of the certain person named in the Agreement.

     As provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of Transfer at the office or agency maintained for such purpose by the Trustee, and every Class A-3 Certificate so presented shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by or be accompanied by a written instrument of Transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-3 Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust will be issued to the designated Transferee or Transferees.

                                     A-3-3

     Prior to the due presentment for registration of Transfer- of this Certificate, the Master Servicer, the Seller, the Trustee, the Certificate Registrar and any agent thereof may treat the person in whose name this Certificate is registered (i) on any Record Date, for purposes of making distributions, and (ii) on any other date for any other purpose, as the owner hereof, whether or not any distribution required to be made on this Certificate shall be overdue, and none of the Master Servicer, the Seller, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Master Servicer, the Insurer and the Seller and the rights of the Holders of the Certificates under the Agreement at any time by the Trustee with the consent of the Holders of Class A Certificates evidencing not less than 51% of the aggregate Class A Certificate Balances. Any such consent by the Holder, at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of Holders of any Certificates issued thereunder.

     The Class A-3 Certificates are issuable only in registered form without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-3 Certificates are exchangeable for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     As provided in the Agreement, this Certificate and the Agreement shall be construed in accordance with, and governed by, the laws of the State of California applicable to agreements made and to be performed therein.

     Unless the certificate of authentication hereof has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-3-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.


Dated:

(Seal)

                              THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity, but solely as Trustee


                              By:_________________________________________
                                  Authorized officer



Certificate of Authentication

This is one of the Class A-3
Certificates referred to in
the within-mentioned Agreement.



THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

THE FIRST NATIONAL BANK OF CHICAGO,
as Certificate Registrar and authenticating agent for the Trustee

By:_________________________________________
     Authorized Officer

                                     A-3-5

                                  EXHIBIT A-4
                                  -----------


THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE MASTER SERVICER, THE SELLER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE ITS REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

PRINCIPAL IN RESPECT OF THIS CLASS A-4 CERTIFICATE IS PAYABLE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL AMOUNT SET FORTH BELOW.


                       TFC HOME EQUITY LOAN TRUST 1997-1
                TFC HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                             Class A-4 Certificate


Certificate No. A-4-_                                 CUSIP No.  87238NAD2

Cut-Off Date:  October 31, 1997                       Pass-Through Rate  7.03%

First Payment Date:  December 26, 1997                Initial Class A-4 Principal Amount:  $11,181,000
Final Scheduled Payment Date:  January, 2028          Class A-4-_ Certificate Balance:  $11,181,000

This Certificate evidences an ownership interest in a trust (the "Trust"), the corpus of which consists primarily of a pool of home equity loans (the "Home Equity Loans") and certain other assets, which pool was sold by


            Transamerica Consumer Mortgage Receivables Corporation,
                                (the "Seller").

                                     A-4-1

     This Certificate certifies that Cede & Co. is the registered owner of an interest in the Trust. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement), among the Master Servicer, the Seller and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (the "Trustee," which term includes any successor trustee under the Agreement). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is a "Class A-4 Certificate" as described in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which reference is hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Master Servicer, the Trustee and the Holders of all Certificates issued thereunder and to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, notwithstanding anything to the contrary contained herein.

     This Certificate is one of a duly authorized issue of Certificates, evidencing a beneficial ownership interest in the Trust described in the Agreement, designated as the TFC Home Equity Loan Trust 1997-1, TFC Home Equity Loan Asset-Backed Certificates issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class R) under the Agreement (herein collectively called the "Certificates"). An election will be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). This Certificate represents a "regular interest" in a REMIC within the meaning of
Section 860G(a)(2) of the Code.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing on the first Payment Date specified above, except as set forth below with respect to the final Payment Date, to the Person in whose name this Certificate is registered at the close of business on the Record Date for such Payment Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates as provided in the Agreement on such Payment Date.

     Distributions on this Certificate will be made by the Trustee or any Paying Agent by check mailed by first-class mail, postage prepaid, to the Person entitled thereto at the address appearing in the Certificate Register, or by such other means of payment as such Person and the Trustee shall agree. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified in the notice.

     Distributions on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Class A-4 Certificates are limited in right of distribution to certain payments, all as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount distributable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     The Master Servicer is Transamerica Mortgage Company, a Delaware corporation.

     As provided in the Agreement, withdrawals from the Collection Account of funds otherwise distributable to Certificate-holders may be made or caused to be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, including reimbursement to the Master Servicer of certain expenses incurred by the Master Servicer.

                                     A-4-2

     The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee required to be distributed to them pursuant to the Agreement. The Agreement permits, but does not require, the Master Servicer to purchase all remaining Home Equity Loans and all property acquired in respect of any Home Equity Loan at the price determined as provided in the Agreement under certain circumstances. The exercise of any such option will effect early termination of the Certificates; provided, however, that the Master Servicer may only exercise such option in the event the aggregate principal balance of the Home Equity Loans is less than 10% of the sum of the aggregate principal balance of the Home Equity Loans as of the Cut-Off Date.

     If the Master Servicer does not exercise such option within 90 days of the first Payment Date upon which Pool Principal Balance is less than 10% of the Original Pool Principal Balance, the Trustee is required to conduct a termination auction (the "Termination Auction"). The Trustee will solicit one or more active participants in the asset-backed securities or mortgage loan markets that are not affiliated with the Master Servicer to make a bid to purchase the Home Equity Loans at the Termination Auction. The Trustee will sell all the Home Equity Loans to the highest bidder, subject, among other things, to: (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount; and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or mortgage loan market that is not affiliated with the Master Servicer. If the foregoing requirements are satisfied, the successful bidder or bidders shall remit the aggregate purchase price for the Home Equity Loans to the Trustee. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust under Section 860F of the Code. If satisfactory bids are received as described above, such remaining Home Equity Loans will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions are made on any Payment Date. The "Minimum Termination Amount" is defined to be the sum of (i) the Class A Certificate Balance and (ii) the interest on the respective Certificate Balance for each Class of Class A Certificates at the respective Pass-Through Rates for the next succeeding Payment Date. The "Pool Principle Balance" as of any date is the sum of the Group Principal Balances for each of the Fixed Rate Group and the Floating Rate Group.

     Any repurchase pursuant to a Termination Auction or by the Servicer will be made at the price specified in the Agreement. In the event that no such early termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the final payment or other liquidation of the last Contract remaining in the Trust Fund and the disposition of all REO Property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of the certain person named in the Agreement.

     As provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of Transfer at the office or agency maintained for such purpose by the Trustee, and every Class A-4 Certificate so presented shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by or be accompanied by a written instrument of Transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-4 Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust will be issued to the designated Transferee or Transferees.

                                     A-4-3

     Prior to the due presentment for registration of Transfer-of this Certificate, the Master Servicer, the Seller, the Trustee, the Certificate Registrar and any agent thereof may treat the person in whose name this Certificate is registered (i) on any Record Date, for purposes of making distributions, and (ii) on any other date for any other purpose, as the owner hereof, whether or not any distribution required to be made on this Certificate shall be overdue, and none of the Master Servicer, the Seller, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Master Servicer, the Insurer and the Seller and the rights of the Holders of the Certificates under the Agreement at any time by the Trustee with the consent of the Holders of Class A Certificates evidencing not less than 51% of the aggregate Class A Certificate Balances. Any such consent by the Holder, at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of Holders of any Certificates issued thereunder.

     The Class A-4 Certificates are issuable only in registered form without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-4 Certificates are exchangeable for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     As provided in the Agreement, this Certificate and the Agreement shall be construed in accordance with, and governed by, the laws of the State of California applicable to agreements made and to be performed therein.

     Unless the certificate of authentication hereof has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-4-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.


Dated:

(Seal)

                              THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity, but solely as Trustee


                              By:___________________________________
                                  Authorized officer



Certificate of Authentication

This is one of the Class A-4
Certificates referred to in
the within-mentioned Agreement.



THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

THE FIRST NATIONAL BANK OF CHICAGO,
as Certificate Registrar and authenticating agent for the Trustee

By:________________________________________
     Authorized Officer

                                     A-4-5

                                  EXHIBIT A-5
                                  -----------


THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE MASTER SERVICER, THE SELLER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE ITS REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

PRINCIPAL IN RESPECT OF THIS CLASS A-5 CERTIFICATE IS PAYABLE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL AMOUNT SET FORTH BELOW.


                       TFC HOME EQUITY LOAN TRUST 1997-1
                 TFC HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                            Class A-5 Certificates


Certificate No. A-5-_                              CUSIP No.  87238NAE0

Cut-Off Date:  October 31, 1997                    Pass-Through Rate  (1)%

First Payment Date:  December 26, 1997             Initial Class A-5 Principal Amount:  $111,583,000
Final Scheduled Payment Date:  October, 2028       Class A-5-_ Certificate Balance:  $111,583,000

(1) The Pass-Through Rate on this Class will be subject to adjustment based upon the level of One-Month LIBOR (as defined in the Agreement), subject to the limitations set forth in the Agreement.

This Certificate evidences an ownership interest in a trust (the "Trust"), the corpus of which consists primarily of a pool of home equity loans (the "Home Equity Loans") and certain other assets, which pool was sold by


            Transamerica Consumer Mortgage Receivables Corporation,
                                (the "Seller").

                                     A-5-1

     This Certificate certifies that Cede & Co. is the registered owner of an interest in the Trust. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement), among the Master Servicer, the Seller and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (the "Trustee," which term includes any successor trustee under the Agreement). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is a "Class A-5 Certificate" as described in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which reference is hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Master Servicer, the Trustee and the Holders of all Certificates issued thereunder and to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, notwithstanding anything to the contrary contained herein.

     This Certificate is one of a duly authorized issue of Certificates, evidencing a beneficial ownership interest in the Trust described in the Agreement, designated as the TFC Home Equity Loan Trust 1997-1, TFC Home Equity Loan Asset-Backed Certificates issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class R) under the Agreement (herein collectively called the "Certificates"). An election will be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). This Certificate represents a "regular interest" in a REMIC within the meaning of
Section 860G(a)(2) of the Code.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing on the first Payment Date specified above, except as set forth below with respect to the final Payment Date, to the Person in whose name this Certificate is registered at the close of business on the Record Date for such Payment Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-5 Certificates as provided in the Agreement on such Payment Date.

     Distributions on this Certificate will be made by the Trustee or any Paying Agent by check mailed by first-class mail, postage prepaid, to the Person entitled thereto at the address appearing in the Certificate Register, or by such other means of payment as such Person and the Trustee shall agree. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified in the notice.

     Distributions on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Class A-5 Certificates are limited in right of distribution to certain payments, all as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount distributable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     The Master Servicer is Transamerica Mortgage Company, a Delaware corporation.

     As provided in the Agreement, withdrawals from the Collection Account of funds otherwise distributable to Certificateholders may be made or caused to be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, including reimbursement to the Master Servicer of certain expenses incurred by the Master Servicer.

                                     A-5-2

     The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee required to be distributed to them pursuant to the Agreement. The Agreement permits, but does not require, the Master Servicer to purchase all remaining Home Equity Loans and all property acquired in respect of any Home Equity Loan at the price determined as provided in the Agreement under certain circumstances. The exercise of any such option will effect early termination of the Certificates; provided, however, that the Master Servicer may only exercise such option in the event the aggregate principal balance of the Home Equity Loans is less than 10% of the sum of the aggregate principal balance of the Home Equity Loans as of the Cut-Off Date.

     If the Master Servicer does not exercise such option within 90 days of the first Payment Date upon which Pool Principal Balance is less than 10% of the Original Pool Principal Balance, the Trustee is required to conduct a termination auction (the "Termination Auction"). The Trustee will solicit one or more active participants in the asset-backed securities or mortgage loan markets that are not affiliated with the Master Servicer to make a bid to purchase the Home Equity Loans at the Termination Auction. The Trustee will sell all the Home Equity Loans to the highest bidder, subject, among other things, to: (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount; and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or mortgage loan market that is not affiliated with the Master Servicer. If the foregoing requirements are satisfied, the successful bidder or bidders shall remit the aggregate purchase price for the Home Equity Loans to the Trustee. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust under Section 860F of the Code. If satisfactory bids are received as described above, such remaining Home Equity Loans will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions are made on any Payment Date. The "Minimum Termination Amount" is defined to be the sum of (i) the Class A Certificate Balance and (ii) the interest on the respective Certificate Balance for each Class of Class A Certificates at the respective Pass-Through Rates for the next succeeding Payment Date. The "Pool Principal Balance" as of any date is the sum of the Group Principal Balances for each of the Fixed Rate Group and the Floating Rate Group.

     Any repurchase pursuant to a Termination Auction or by the Servicer will be made at the price specified in the Agreement. In the event that no such early termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the final payment or other liquidation of the last Contract remaining in the Trust Fund and the disposition of all REO Property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of the certain person named in the Agreement.

     As provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of Transfer at the office or agency maintained for such purpose by the Trustee, and every Class A-5 Certificate so presented shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by or be accompanied by a written instrument of Transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-5 Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust will be issued to the designated Transferee or Transferees.

                                     A-5-3

     Prior to the due presentment for registration of Transfer- of this Certificate, the Master Servicer, the Seller, the Trustee, the Certificate Registrar and any agent thereof may treat the person in whose name this Certificate is registered (i) on any Record Date, for purposes of making distributions, and (ii) on any other date for any other purpose, as the owner hereof, whether or not any distribution required to be made on this Certificate shall be overdue, and none of the Master Servicer, the Seller, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Master Servicer, the Insurer and the Seller and the rights of the Holders of the Certificates under the Agreement at any time by the Trustee with the consent of the Holders of Class A Certificates evidencing not less than 51% of the aggregate Class A Certificate Balances. Any such consent by the Holder, at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of Holders of any Certificates issued thereunder.

     The Class A-5 Certificates are issuable only in registered form without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-5 Certificates are exchangeable for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     As provided in the Agreement, this Certificate and the Agreement shall be construed in accordance with, and governed by, the laws of the State of California applicable to agreements made and to be performed therein.

     Unless the certificate of authentication hereof has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-5-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.


Dated:

(Seal)

                              THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity, but solely as Trustee


                              By:_______________________________________
                                  Authorized officer



Certificate of Authentication

This is one of the Class A-5
Certificates referred to in
the within-mentioned Agreement.



THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

THE FIRST NATIONAL BANK OF CHICAGO,
as Certificate Registrar and authenticating agent for the Trustee

By:________________________________________
     Authorized Officer

                                     A-5-5

                                  EXHIBIT A-6
                                  -----------


THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE MASTER SERVICER, THE SELLER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO
SECTION 6.2(b) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE SELLER AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE SELLER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.2 OF THE AGREEMENT. NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860(e)(5) OF THE CODE.

THE HOLDERS OF THE CLASS R CERTIFICATES, BY PURCHASING SUCH CLASS R CERTIFICATES, SHALL BE DEEMED TO CONSENT (1) TO THE APPOINTMENT OF THE MASTER SERVICER AS THE TAX MATTERS PERSON FOR THE TRUST FUND OR, IF THE MASTER SERVICER DETERMINES, IN ITS SOLE DISCRETION, THAT IT CANNOT ACT IN SUCH CAPACITY, TO THE APPOINTMENT OF THE HOLDER HOLDING THE LARGEST PERCENTAGE INTEREST IN THE OUTSTANDING CLASS R CERTIFICATES AS THE TAX MATTERS PERSON FOR THE TRUST FUND. IF THE HOLDER OF THE LARGEST PERCENTAGE INTEREST IN THE OUTSTANDING CLASS R CERTIFICATES IS APPOINTED AS THE TAX MATTERS PERSON, SUCH HOLDER SHALL BE DEEMED TO CONSENT, WITH RESPECT TO ITS CAPACITY AS TAX MATTERS PERSON, TO THE APPOINTMENT OF THE MASTER SERVICER AS ITS ATTORNEY-IN-FACT AND AGENT. THE HOLDERS OF THE CLASS R CERTIFICATES, BY PURCHASING SUCH CLASS R CERTIFICATES, SHALL BE FURTHER DEEMED TO AGREE TO EXECUTE ANY DOCUMENTS REQUIRED TO GIVE EFFECT TO THE FOREGOING PROVISIONS, AS SET FORTH MORE FULLY IN THE AGREEMENT.

                                     A-6-1

                       TFC HOME EQUITY LOAN TRUST 1997-1
                TFC HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                              Class R Certificate


Certificate No. R-_

Cut-Off Date:  October 31, 1997                         100% Interest

This Certificate evidences an ownership interest in a trust (the "Trust"), the corpus of which consists primarily of a pool of home equity loans (the "Home Equity Loans") and certain other assets, which pool was sold by


           Transamerica Commercial Mortgage Receivables Corporation,
                                (the "Seller").


     This Certificate certifies that _____________________ is the registered owner of an interest in the Trust. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement"), among the Master Servicer, the Seller and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (the "Trustee," which term includes any successor trustee under the Agreement). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is a "Class R Certificate" as described in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which reference is hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Master Servicer, the Trustee and the Holders of all Certificates issued thereunder and to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, notwithstanding anything to the contrary contained herein.

     The Holder of this Certificate will be entitled to receive a pro rata share (based on such Holder's Percentage Interest) of the amounts allocable to the Class R Certificates as described in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, evidencing the beneficial ownership interest in the Trust described in the Agreement, designated as the TFC Home Equity Loan Trust 1997-1, TFC Home Equity Loan Asset-Backed Certificates issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class R) under the Agreement (herein collectively called the "Certificates"). The Class R Certificates are sometimes herein called the "Residual Certificates." An election will be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") under
Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").
This Certificate represents a "residual interest" in a REMIC within the meaning of Section 860G(a)(2) of the Code. Because this Certificate constitutes a "residual interest" in the REMIC under the Code, the Holder of this Certificate shall be required to report, for federal income tax purposes, its pro rata share of the income and expenses of the REMIC in its federal income tax return.

     Distributions on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Class R Certificates are limited in right of distribution to certain payments, all as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount distributable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                                     A-6-2

     No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Seller and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Master Servicer, the Seller or the Trustee to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

     No transfer of a Class R Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, (the "Act"), or is made in accordance with said Act. In the event that such a transfer is to be made, the prospective transferee of such Certificate shall be required to provide the Trustee, the Seller and the Master Servicer with an investment letter substantially in the form described by the Agreement, as required under Section 6.2 of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with the Act or any similar state laws.

     Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.2 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee,
(ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     The Master Servicer is Transamerica Mortgage Company, a Delaware
Corporation.

     As provided in the Agreement, withdrawals from the Collection Account of funds otherwise distributable to Certificateholders may be made or caused to be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, including reimbursement to the Master servicer of certain expenses incurred by the Master Servicer.

     The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee required to be distributed to them pursuant to the Agreement. The Agreement permits, but does not require, the Master Servicer to purchase all remaining Home Equity Loans and all property acquired in respect of any Home Equity Loan at the price determined as provided in the Agreement under certain circumstances. The exercise of any such option will effect early termination of the Certificates; provided, however, that the Master Servicer may only exercise such option in the event the aggregate principal

                                     A-6-3
balance of the home equity loans is less than 10% of the aggregate principal balance of the home equity loans as of the cut-off date.

     If the Master Servicer does not exercise such option within 90 days of the first Payment Date upon which Pool Principal Balance is less than 10% of the Original Pool Principal Balance, the Trustee is required to conduct a termination auction (the "Termination Auction"). The Trustee will solicit one or more active participants in the asset-backed securities or mortgage loan markets that are not affiliated with the master servicer to make a bid to purchase the home Equity Loans at the Termination Auction. The Trustee will sell all the Home Equity Loans to the highest bidder, subject, among other things, to: (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount; and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or mortgage loan market that is not affiliated with the Master Servicer. If the foregoing requirements are satisfied, the successful bidder or bidders shall remit the aggregate purchase price for the Home Equity Loans to the Trustee. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust under Section 860F of the Code. If satisfactory bids are received as described above, such remaining Home Equity Loans will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions are made on any Payment Date. The "Minimum Termination Amount" is defined to be the sum of (i) the Class A Certificate Balance and (ii) the interest on the respective Certificate Balance for each Class of Class A Certificates at the respective Pass-Through Rates for the next succeeding Payment Date. The "Pool Principal Balance" as of any date is the sum of the Group Principal Balances for each of the Fixed Rate Group and the Floating Rate Group.

     Any repurchase pursuant to a Termination Auction or by the Servicer will be made at the price specified in the Agreement. In the event that no such early termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the final payment or other liquidation of the last Contract remaining in the Trust Fund and the disposition of all REO Property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of the certain person named in the Agreement.

     Subject to the foregoing and as provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register maintained by the Certificate Registrar upon surrender of this Certificate for registration of Transfer at the office or agency maintained for that purpose duly endorsed by or accompanied by a written instrument of Transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class R Certificates, of authorized denominations and in the same aggregate Percentage Interest will be issued to the designated Transferee or Transferees.

     Prior to the due presentment for registration of Transfer of this Certificate, the Master Servicer, the Seller, the Trustee, the Certificate Registrar and any agent thereof may treat the person in whose name this Certificate is registered (i) on any Record Date, for purposes of making distributions, and (ii) on any other date for any other purpose, as the owner hereof, whether or not any distribution required to be made on this Certificate shall be overdue, and none of the Master Servicer, the Seller, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Master Servicer, the Insurer and the Seller

                                     A-6-4
the rights of the Holders of the Certificates under the Agreement at any time by the Trustee with the consent of the Holders of Class A Certificates evidencing not less than 51% of the aggregate Class A Certificate Balances. Any such amendment shall be conclusive and binding upon the Holder of this Certificate and upon all future Holders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such amendment is made upon- this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of Holders of any Certificates issued thereunder.

     The Certificates are issuable only in registered form in denominations specified in the Agreement and subject to certain limitations therein set forth. Except as provided in the Agreement, the Certificates are exchangeable for a like aggregate Percentage Interest of Certificates of the same Class of different authorized Percentage Interest, as requested by the Holder of such Certificate.

     No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     As provided in the Agreement, this Certificate and the Agreement shall be construed in accordance with, and governed by, the laws of the State of California applicable to agreements made and to be performed therein.

     Unless the certificate of authentication hereof has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-6-5

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.


Dated:

(Seal)

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              not in its individual capacity, but solely as Trustee


                              By:____________________________________________
                                  Authorized officer



Certificate of Authentication

This is one of the Class R
Certificates referred to in
the within-mentioned Agreement.



THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

THE FIRST NATIONAL BANK OF CHICAGO,
as Certificate Registrar and authenticating agent for the Trustee

By:________________________________________
     Authorized Officer


                                     A-6-6

                                    EXHIBIT C
                                    ---------

                             FORM OF CERTIFICATE OF
                                PAYMENT IN FULL


The First National Bank of Chicago, as Trustee
One North State Street, 9th Floor
Chicago, IL  60602


Attention:  Corporation Trustee Administration


                Re:  TFC Home Equity Loan Trust 1997-1
                     ---------------------------------

Ladies and Gentlemen:

     Reference is made to Section 3.7 of the Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement"), among Transamerica Mortgage Company, as Master Servicer, Transamerica Consumer Mortgage Receivables Corporation, as Seller, and The First National Bank of Chicago, as Trustee. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

     The undersigned hereby certifies that the Principal Balance of the Home Equity Loan(s) listed in Schedule A annexed hereto has been paid in full and that all amounts received in connection with the payment of such Home Equity Loan(s) which were required to be deposited in the Collection Account pursuant to Section 3.2 of the Agreement have been so deposited or credited.

     The undersigned further certifies that the undersigned is a Servicing Officer of the Master Servicer holding the office set forth beneath the undersigned's signature and that the undersigned is duly authorized to execute this certificate on behalf of the Master Servicer.


[TRANSAMERICA MORTGAGE COMPANY,
Master Servicer]



Date:  ___________________        By:_____________________________________
                                     Name:
                                     Title:

[Subservicer]



Date:  ___________________        By:_____________________________________
                                     Name:
                                     Title:

                                   EXHIBIT B


                                 LOAN SCHEDULE

                                    EXHIBIT D


                             FORM OF TRUST RECEIPT


                                                            [DATE]


The First National Bank of Chicago, as Trustee
One North State Street, 9th Floor
Chicago, IL  60602


Attention: Corporate Trustee Administration


               Re:   TFC Home Equity Loan Trust 1997-1
                     ---------------------------------

Ladies and Gentlemen:


     In connection with the administration of the Home Equity Loans held by you as Trustee under the Pooling and Servicing Agreement, dated as of November 1, 1997, among Transamerica Mortgage Company, as Master Servicer, Transamerica Consumer Mortgage Receivables Corporation, as Seller, and you, as Trustee (the "Agreement"), we hereby request a release of the Loan File held by you as Trustee with respect to the following described Home Equity Loan for the reason indicated below.


Loan No.:
--------

Reason for requesting file:
--------------------------

___ 1. Home Equity Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Home Equity Loan which was required to be deposited in the Collection Account pursuant to Section 3.2 of the Agreement have been so deposited or credited).

___ 2. Home Equity Loan repurchased. (The Master Servicer hereby certifies that the Purchase Price received in connection with the repurchase of the Home Equity Loan has been deposited in the Collection Account pursuant to the Agreement.)

___  3.  The Home Equity Loan is being foreclosed.

___  4.  Other (Describe).

     The undersigned acknowledges that the above Loan File will be held by the undersigned in accordance with the provisions of the Agreement and will promptly be returned to the Trustee when the need therefor by the Master Servicer no longer exists unless the Home Equity Loan has been liquidated.

     Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                              [TRANSAMERICA MORTGAGE COMPANY,
                              Master Servicer]



                              By:________________________________________
                                  Name:
                                  Title:


                              [Subservicer]



                              By:________________________________________
                                  Name:
                                  Title:

                                  EXHIBIT E-1

                               TRANSFER AFFIDAVIT



STATE OF      )
              )ss
COUNTY OF     )

     The undersigned, being first duly sworn, deposes and says as follows:


          1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the TFC Home Equity Loan Trust 1997-1 TFC Home Equity Loan Asset-Backed Certificates, Series 1997-1, Class R (the "Owner")), a [savings institution][corporation] duly organized and existing under the laws of [the State of ____________][the United States], on behalf of which he/she makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                     E-1-1

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

          6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.2(c) of the Pooling and Servicing Agreement (the "Agreement") under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 6.2(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 6.2(c)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          9.   The Owner's Taxpayer Identification Number is ____________.

          10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collections of any tax.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with

                                     E-1-2
holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

          13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.


          14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States state thereof (including the District of Columbia), or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.



     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _________ ,19 __.


                              [NAME OF TRANSFEREE]

                              By:
                                  Name:
                                  Title:

[Corporate Seal]


ATTEST:


__________________________
[Assistant] Secretary

     Personally appeared before me the above-named ______, known or proved to me to be the same person who executed the foregoing instrument and to be the ______ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.


     Subscribed and sworn before me this . day of _______,19__.



                              NOTARY PUBLIC

                              My Commission expires the __ day of ________, 19__.


                                     E-1-3

                                  EXHIBIT E-2

                        FORM OF TRANSFEROR CERTIFICATE
                           FOR CLASS R CERTIFICATES



Transamerica Mortgage Company                                              Date:
2501 Oak Lawn Avenue
Dallas, TX  75219

The First National Bank of Chicago,
     as Trustee
One North State Street
Chicago, Illinois 60603

          Re:  TFC Home Equity Loan Trust 1997-1
               TFC Home Equity Loan Asset Backed Certificates, Series 1997-1
               -------------------------------------------------------------

Ladies and Gentlemen:


     This letter is delivered to you in connection with the transfer by ________(the "Transferor") to _________(the "Buyer") of ____% interest of TFC Home Equity Loan Trust 1997-1 TFC Home Equity Loan Asset-Backed Certificates, Series 1997-1, Class R Certificates (the "Certificates"), issued pursuant to
Section 6.2(c) of the Pooling and Servicing Agreement (the "Agreement"), dated as of November 1, 1997 among Transamerica Consumer Mortgage Receivables Corporation (the "Seller"), Transamerica Mortgage Company (the "Master Servicer"), and First National Bank of Chicago (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Seller and the Trustee that:

     1. No purpose of the Transferor relating to the transfer of the Certificate by the Transferor to the Buyer is or will be to impede the assessment or collection of any tax.

     2. The Transferor understands that the Buyer has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Agreement as Exhibit E-1. The Transferor does not know or believe that any representation contained therein is false.

     3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Buyer as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Buyer has historically paid its debts as they become due and has found no significant evidence to indicate that the Buyer will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                     E-2-1

     4. The Transferor has no actual knowledge that the proposed Buyer is not both a United States Person and a Permitted Transferee.

     5. The Transferor further certifies that (a) we understand that such Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed of by us in a transaction that is exempt from the registration requirements of the Act, (b) neither the Transferor nor anyone acting on its behalf has (i) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (ii) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (iii) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (iv) made any general solicitation by means of general advertising or in any other manner, or (v) taken any other action, that (as to any of (i) through (v) above) would constitute a distribution of the Certificates under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto, or (c) to the extent such transfer is pursuant to Rule 144A under the Act, we have not offered the Certificates to anyone other than a "qualified institutional buyer" as defined in Rule 144A and the Act. The Transferor will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Agreement.


                              Very truly yours,


                              Name of Transferor


                              By:
                              Name:
                              Title:

                                     E-2-2

                                   EXHIBIT F

                              AUCTION PROCEDURES
                              ------------------


     The following sets forth the auction procedures to be followed in connection with a sale effected pursuant to Section 10.l(c) of the Pooling and Servicing Agreement (the "Agreement"), dated as of November 1, 1997, among Transamerica Consumer Mortgage Receivables Corporation (the "Seller"), Transamerica Mortgage Company (the "Master Servicer") and The First National Bank of Chicago (the "Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings described thereto in the Agreement.


                            I.  Pre-Auction Process
                                -------------------


     (a) Upon receiving notice of the Auction Date, the Advisor will initiate its general Termination Auction procedures consisting of the following: (i) with the assistance of the Master Servicer, prepare a general solicitation package along with a confidentiality agreement;
          (ii) develop a list of qualified bidders, in a commercially reasonable manner; (iii) initiate contact with all qualified bidders; (vi) send a confidentiality agreement to all qualified bidders; (v) upon receipt of a signed confidentiality agreement, send solicitation packages to all interested bidders on behalf of the Trustee; and (vi) notify the Master Servicer of all potential bidders and anticipated timetable.

     (b) The general solicitation package will include: (i) the prospectus supplement and prospectus from the initial public offering of any of the Certificates; (ii) a copy of all monthly servicing reports or a copy of all annual servicing reports and the prior year's monthly servicing reports; (iii) a form of a Sale and Servicing Agreement prepared by the Trustee and the Master Servicer (or prepared by the Advisor and approved by the Trustee and the Master Servicer); (iv) a description of the minimum purchase price required to cause the Trustee to sell the Home Equity Loans as set forth in Section 10.1 (c) of the Agreement; (v) a formal bidsheet; (vi) a detailed timetable; and (vii) a preliminary data tape of the aggregate Principal Balance of all loans as of a recent Distribution Date reflecting the same data attributes used to create the Cut-off Date tables for the prospectus supplement dated December 4, 1997 relating to the public offering of certain of the Certificates. None of the Trustee, the Master Servicer or the Seller shall be required to produce an updated prospectus or prospectus supplement, and the auction procedures shall be carried out in a manner that does not constitute a public offering of securities.

     (c) The Trustee, with the assistance of the Master Servicer and the Advisor, will maintain an auction package beginning at the time of closing of the transaction, which will contain the documents listed under clauses (i)-(ii) of the preceding paragraph. If the Advisor is unable to perform its role as advisor to the Trustee,

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

          the Master Servicer acting in its capacity under the Agreement will select a successor Advisor and inform the Trustee of its actions.

     (d) The Advisor will send solicitation packages to all bidders at least 15 Business Days before the Auction Date. Bidders will be required to submit any due diligence questions in writing to the Advisor for determination of their relevancy, no later than 10 Business Days before the Auction Date. The Master Servicer and the Advisor will be required to satisfy all relevant questions at least five Business Days prior to the Auction Date and distribute the questions and answers to all bidders.


                             II.  Auction Process
                                  ---------------

     (a) The Advisor, any underwriter, or any Certificate Owner will be allowed to bid in the Auction, but will not be required to do so.

     (b) The Master Servicer will also be allowed to bid in the Termination Auction if it deems appropriate, but will not be required to do so.

     (c) On the Auction Date, all bids will be due by facsimile to the offices of the Trustee by 1:00 p.m. New York City time, with the winning bidder to be notified by 2:00 p.m. New York City time. All acceptable bids (as described in Section 10.1 (c) of the Agreement) will be due on a conforming basis on the bid sheet contained in the solicitation package.

     (d) Upon notification to the winning bidder, a good faith deposit equal to one percent (1%) of the aggregate Principal Balance of all loans will be required to be wired to the Trustee upon acceptance of the bid. This deposit, along with any interest income attributable to it, will be credited to the purchase price but will not be refundable. The trustee will establish a separate account for the acceptance of the good faith deposit, until such time as the account is fully funded and all monies are transferred into the Collection Account, such time not to be later than one Business Day before the related Distribution Date (as described above).

     (e) The winning bidder will receive on the Auction Date a copy of the draft Sale and Servicing Agreement and Master Servicer's Representations and Warranties (which shall be substantially identical to the representations and warranties set forth in Section 3.1 of the Agreement).

     (f) The Advisor will provide to the Trustee a letter concluding whether or not the winning bid is a fair market value bid. The Advisor will also provide such letter if it is the winning bidder. In the case where the Advisor or the Master Servicer is the winning bidder it will provide for market comparables and valuations in its letter.

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

     (g) The Auction will stipulate the Master Servicer be retained to service the Home Equity Loans sold pursuant to the terms of the Sale and Servicing Agreement.

     (h) The Auction will stipulate that such sale and consequent termination of the Trust Fund must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code, including the requirement that such liquidation take place over a period not to exceed 90 days. The Trustee may, in its discretion, require that the purchaser of the Home Equity Loans provide the Trustee with an Opinion of Counsel to that effect.

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